STATEMENT OF ADDITIONAL INFORMATION

WILSHIRE VARIABLE INSURANCE TRUST

Equity Fund (HORMX)

Balanced Fund

Income Fund

Small Cap Fund

International Equity Fund

Socially Responsible Fund

Wilshire 2015 ETF Fund

Wilshire 2025 ETF Fund

Wilshire 2035 ETF Fund

May 1, 2014 as supplemented July 7, 2014

This Statement of Additional Information (“SAI”) provides supplementary information for the series of funds of Wilshire Variable Insurance Trust (the “Trust”). This SAI is not a prospectus, but should be read in conjunction with the current prospectuses of the Equity Fund, the Balanced Fund, the Income Fund, the Small Cap Fund, the International Equity Fund and the Socially Responsible Fund (each a “Fund”, and collectively, the “Variable Insurance Trust Funds”), dated May 1, 2014, as supplemented, and the Wilshire 2015 ETF Fund, the Wilshire 2025 ETF Fund and the Wilshire 2035 ETF Fund (the “Target Maturity Funds”) dated May 1, 2014. This SAI is incorporated in its entirety into the prospectuses. The audited financial statements for the Variable Insurance Trust Funds for the year ended December 31, 2013, and the Report of the Independent Registered Public Accounting Firm thereon, are incorporated by reference from the annual report dated December 31, 2013. The audited financial statements for the Target Maturity Funds for the year ended December 31, 2013, and the Report of the Independent Registered Public Accounting Firm thereon, are incorporated herein by reference from the annual report dated December 31, 2013. Copies of the prospectuses and the Funds’ financial statements are available, without charge, by writing to the Wilshire Variable Insurance Trust, c/o DST Systems, Inc., P.O. Box 219512, Kansas City, MO 64121-9512, or by telephoning 1-888-200-6796.

WIL-SX-003-0400

TABLE OF CONTENTS
Page

The Trust and the Funds	1
Additional Investment Policies	1
Investment Restrictions	5
Description of Securities and Risks	10
Management of the Funds	42
Investment Advisory Agreements	47
Brokerage Allocation	70
Distributor	72
Other Services	75
Voting Rights	77
Purchase, Redemption and Pricing of Fund Shares	77
Federal Income Tax Matters	79
Control Persons and Principal Holders of Securities	83
General Information	84
Financial Statements	85
Appendix A	A-1
Appendix B	B-1

THE TRUST AND THE FUNDS

The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and is an open-end, diversified management investment company organized as a Delaware statutory trust under a Declaration of Trust dated November 7, 1996. The Declaration of Trust permits the Trust to offer shares of separate funds, and as of the date of this SAI, the Trust consisted of nine separate Funds. All consideration received by the Trust for shares of any Fund and all assets of such Fund belong to that Fund and would be subject to liabilities related thereto. In addition to the Funds described herein, the Trust reserves the right to create and issue shares of other funds.

The Trust employs Wilshire Associates Incorporated (the “Adviser”) to manage the investment and reinvestment of the assets of the Funds and to continuously review, supervise and administer the Funds’ investment programs. The Adviser has entered into agreements with Guggenheim Partners Investment Management, LLC (“Guggenheim”) to serve as the subadviser for the Balanced Fund; Santa Barbara Asset Management, LLC (“Santa Barbara”) and TWIN Capital Management, Inc. (“TWIN”) to serve as subadvisers for the Equity Fund; Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“WAML”) to serve as the subadvisers for the Income Fund; Los Angeles Capital Management and Equity Research, Inc. (“Los Angeles Capital”) and Ranger Investment Management, L.P. (“Ranger”) to serve as the subadvisers for the Small Cap Fund; WCM Investment Management (“WCM”) and Thomas White International, Ltd. (“Thomas White”) to serve as the subadvisers for the International Equity Fund; and ClearBridge Investments, LLC (“ClearBridge”) to serve as the subadviser for the Socially Responsible Fund.

As described below, under the fund of funds structure, the Adviser allocates the assets of the Equity Fund between the Large Company Growth Portfolio and the Large Company Value Portfolio; the assets of the Balanced Fund among the Large Company Growth Portfolio, the Large Company Value Portfolio, the Small Company Growth Portfolio, the Small Company Value Portfolio and the Wilshire International Equity Fund; the assets of the Small Cap Fund between the Small Company Growth Portfolio and the Small Company Value Portfolio; the assets of the International Equity Fund to the Wilshire International Equity Fund. In addition, under the fund of funds structure, the Adviser allocates the assets of the Target Maturity Funds in varying amounts to unaffiliated exchange-traded funds (“ETFs,” together with the Income Fund, the Large Company Growth Portfolio, the Large Company Value Portfolio, the Small Company Growth Portfolio, the Small Company Value Portfolio and the Wilshire International Equity Fund, the “Underlying Funds”).

The investment objectives and policies of each Fund are described in that Fund’s respective prospectus. Prospective purchasers should recognize that there are risks in the ownership of any security and that there can be no assurance that the investment objectives of the Funds will be realized.

Each Fund seeks to attain its investment objective by pursuing investment policies that call for investments in certain types of securities and by employing various investment strategies. These investment policies and strategies may be changed without shareholder approval. However, each Fund will not, as a matter of policy, change its investment policies without notice to its shareholders.

Each Fund has also adopted certain fundamental investment limitations that may be changed only with the approval of a “majority of the outstanding shares of a Fund” as defined in the 1940 Act. In addition, the investment objective of each of the Equity Fund, Balanced Fund, Income Fund, Small Cap Fund, International Equity Fund and Socially Responsible Fund may be changed only with the approval of a “majority of the outstanding shares of a Fund.”

ADDITIONAL INVESTMENT POLICIES

The following is a discussion of additional investment policies not discussed in the Funds’ prospectuses.

Equity Fund. The portfolio investments of the Equity Fund are not concentrated in any one industry or group of industries, but are varied according to what is judged advantageous under varying economic conditions. While the portfolio is diversified by investment in a cross-section of businesses and industries, the Equity Fund follows a policy of flexibility. The Equity Fund does not invest in companies for the purpose of exercising control of management. Moreover, the Equity Fund will not invest in securities subject to restrictions on disposition under the Securities Act of 1933 (the “1933 Act”) or purchase securities not freely marketable.

It is the policy of the Equity Fund to purchase and hold securities believed to have potential for long-term capital growth. Investment income is a secondary consideration in the selection of portfolio securities. The Equity Fund does not buy and sell for short-term trading profits. Therefore, portfolio changes usually are accomplished gradually. However, portfolio management is not restricted and may effect short-term transactions when subsequent events make an investment undesirable for long-term holding.

The Equity Fund may invest a portion of its assets in U.S. dollar-denominated investment grade fixed-income securities and other investment companies to the extent permitted under the 1940 Act. Debt securities must be rated within the four highest ratings as determined by Moody’s Investors Service (“Moody’s”) or by Standard and Poor’s (“S&P”) except that up to 10% of the Equity Fund’s assets may be invested in U.S. dollar-denominated foreign debt securities within the three highest ratings as determined by Moody’s or S&P.

The Equity Fund experienced higher than normal portfolio turnover during 2013 due to the change in strategy in 2013 to invest in the Large Company Growth Portfolio and Large Company Value Portfolio.

Income Fund. As a matter of investment policy, the Income Fund will not invest more than 10% of its net assets in illiquid securities or invest in restricted securities, except securities eligible for resale under Rule 144A under the 1933 Act.

The Income Fund will not invest in common stocks directly, but may retain up to 25% of its total assets in common stocks acquired upon conversion of convertible debt securities or preferred stock, or upon exercise of warrants acquired with debt securities. Currently, the Income Fund intends to limit its investment in derivatives pursuant to guidelines established by the Adviser.

The Income Fund may invest in repurchase and reverse repurchase agreements, provided that the market value of the underlying security is at least 102% of the price of the repurchase agreement.

Instead of holding its entire portfolio to maturity, the Income Fund will engage in portfolio trading when trading will help achieve its investment objective. Portfolio turnover is expected to be moderate to high.

During the past five years, the Income Fund’s portfolio turnover rates have been in excess of 300%, due to the subadvisers’ trading in mortgage “TBA” (To Be Announced). A TBA is defined as an underlying contract on a mortgage-backed security (“MBS”) to buy or sell a MBS which will be delivered at an agreed-upon date in the future. The turnover calculation includes the continual maturity of TBA securities that are held within the portfolio prior to their issuance. TBAs rollover every 30, 45 or 60 days until maturity, sometimes in perpetuity. As a result, investing in TBAs increases a fund’s portfolio turnover rate. TBAs allow the subadvisers to gain exposure to the mortgage-backed market without losing liquidity.

Small Cap Fund. The small cap segment is one of the most volatile areas of the stock market. Over the last five years, the high volatility in small cap stocks was the primary contributor to the Small Cap Fund’s high portfolio turnover rates. In addition, the subadvisers’ ongoing active management of the Small Cap Fund is another source of portfolio turnover. Specifically, the subadvisers use stock price fluctuations as opportunities to buy and sell securities at attractive valuations. Lastly, portfolio turnover can also be caused by subadviser changes. The Small Cap Fund experienced higher than normal portfolio turnover during 2013 due to the change in strategy in 2013 to invest in the Small Company Growth Portfolio and Small Company Value Portfolio.

International Equity Fund. The International Equity Fund may engage in so-called “strategic transactions” as described in the prospectus under the heading “Types of Investments” and below in the SAI under the heading “Description of Securities and Risks—Strategic Transactions and Derivatives.” The International Equity Fund experienced higher than normal portfolio turnover during 2013 due to the change in strategy in 2013 to invest in the International Equity Fund.

Balanced Fund. The Balanced Fund experienced higher than normal portfolio turnover during 2013 due to the change in strategy in 2013 to also invest in the Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio and Wilshire International Equity Fund and cease investment in the International Equity Fund.

Socially Responsible Fund. The Socially Responsible Fund may engage in so-called “strategic transactions” as described in the prospectus under the heading “Types of Investments” and below in the SAI under the heading “Description of Securities and Risks—Strategic Transactions and Derivatives.” The Socially Responsible Fund may also invest in ETFs and Real Estate Investment Trusts, (“REITs”), subject to the Fund’s investment restrictions noted below.

The Fund of Funds Structure. Each of the Target Maturity Funds are structured as a “fund of funds,” which means that the Target Maturity Funds attempt to implement their investment strategies by investing in ETFs. In addition, the Balanced Fund invests directly in fixed income securities and may obtain investment exposure through certain derivatives, as discussed in the prospectus.  Such investments through derivatives are subject to the limitations under Section 12(d)(1)(G), Rule 12d1-2 and related interpretations.

Each of the Target Maturity Funds intends to invest in 10-20 underlying unaffiliated ETFs. As of the date of this SAI, the Wilshire 2015 ETF Fund, Wilshire 2025 ETF Fund and the Wilshire 2035 Fund each hold 14 underlying unaffiliated ETFs. Each Target Maturity Fund normally intends to invest all of its assets in ETFs; however, for temporary defensive purposes each Target Maturity Fund may invest up to 100% of its assets in high quality, short-term debt instruments. Each Target Maturity Fund reserves the ability to convert from a “fund of funds” structure and to invest directly in the types of securities in which the ETFs invest. Shareholders will be provided with advance notice before any such conversion occurs.

The Target Maturity Funds intend to comply with the limits of Section 12(d)(1) of the 1940 Act in one of two ways: (1) limiting investment in any one ETF to 3% of the ETF’s outstanding shares in reliance on Section 12(d)(1)(F) of the 1940 Act, or (2) as applicable, complying with the provisions of a given ETF’s exemptive order which permits investing funds (such as the Target Maturity Funds) to invest in such ETF in excess of the 12(d)(l) limits. To the extent a fund’s assets are invested in a particular Underlying Fund, the Fund is subject to the risks applicable to an investment in such Underlying Fund.

INVESTMENT RESTRICTIONS

Each Fund operates under its respective fundamental investment restrictions, set forth below, which cannot be changed without the approval of a “majority of the outstanding voting securities.” The investment objective of each of the Equity Fund, Balanced Fund, Income Fund, Small Cap Fund, International Equity Fund and Socially Responsible Fund also cannot be changed without the approval of a “majority of the outstanding voting securities.” A “majority of the outstanding voting securities” of a Fund is defined in the 1940 Act to mean the lesser of (i) 67% of the Fund’s shares present at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the Fund’s outstanding shares.

The Equity Fund, Balanced Fund and Income Fund each may not:

(1)	purchase securities other than the securities in which a Fund is authorized to invest;

(2)
issue senior securities except that a Fund may borrow money or enter into reverse repurchase agreements in an amount not to exceed 15% of its total assets taken at market value and then only for short-term credits as may be necessary for the clearance of transactions, and from banks as a temporary measure for extraordinary or emergency purposes (moreover, in the event that the asset coverage for such borrowings may fall below 300%, the Fund will reduce, within three days, the amount of its borrowings in order to provide for 300% asset coverage); a Fund will not borrow to increase income (leveraging) but only to facilitate redemption requests that might otherwise require untimely dispositions of the Fund’s portfolio securities; a Fund will repay all borrowings before making additional investments, and interest paid on borrowings will reduce net income;

(3)	write, or invest in, straddle or spread options or invest in interests in oil, gas or other mineral exploration or development programs;

(4)	purchase securities on margin or sell any securities short;

(5)
invest in the securities of any issuer, any of whose officers, directors or security holders is an officer of a Fund if at the time of or after such purchase any officer or director of that Fund would own more than 1/2 of 1% of the securities of that issuer or if that Fund’s officers and directors together would own more than 5% of the securities of that issuer;

(6)
purchase any securities that would cause more than 25% of the value of a Fund’s total net assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to investments in U.S. Treasury Bills, other obligations issued or guaranteed by the federal government, its agencies and instrumentalities, certificates of deposit, commercial paper and bankers’ acceptances, or any obligations of U.S. branches of foreign banks and foreign branches of U.S. banks, except as these investments may be limited by the Treasury regulations under section 817(h) of the Internal Revenue Code;

(7)
invest more than 5% of the value of the Fund’s total assets at the time of investment in the securities of any issuer or issuers which have records of less than three years’ continuous operation, including the operation of any predecessor, but this limitation does not apply to securities issued or guaranteed as to interest and principal by the United States Government or its agencies or instrumentalities;

(8)
mortgage, pledge or hypothecate its assets except in an amount up to 15% (10% so long as the Fund’s shares are registered for sale in certain states) of the value of the Fund’s total assets but only to secure borrowings for temporary or emergency purposes;

(9)	purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts; or

(10)	invest in companies for the purpose of exercising control.

Dollar rolls are not considered borrowing and therefore are not subject to investment restriction 2 above. For the purposes of investment restriction 7 above, the entity sponsoring a mortgage or asset backed security will be considered the issuer. All swap agreements and other derivative instruments that were not classified as commodities or commodity contracts prior to July 21, 2010 are not deemed to be commodities or commodity contracts for purposes of restriction No. 9 above.

The Equity Fund and Income Fund each may not:

(1)
make loans, but this restriction shall not prevent the Fund from (a) buying a part of an issue of bonds, debentures, or other obligations, (b) investing in repurchase agreements or (c) lending portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33 1/3% of its total assets (taken at market value at the time of such loan).

The Balanced Fund may not:

(1)
make loans to other persons (except by the purchase of obligations in which the Fund is authorized to invest); provided, however, that the Fund will not enter into repurchase agreements if, as a result thereof, more than 10% of the total assets of the Fund (taken at current value) would be subject to repurchase agreements maturing in more than seven (7) days.

The Equity Fund may not:

(1)
underwrite the securities of other issuers, purchase securities subject to restrictions on disposition under the 1933 Act (so-called “restricted securities”) or purchase securities not freely marketable;

(2)
with respect to at least 75% of the value of its total assets, invest more than 5% of its total assets in the securities of a single issuer (other than government securities or securities of other investment companies) or invest in 10% of the outstanding voting securities of such issuer; or

(3)	invest in securities of other investment companies, except to the extent permitted under the 1940 Act.

The Balanced Fund and Income Fund each may not:

(1)
underwrite the securities of other issuers, invest more than 10% of its net assets in illiquid securities or invest in securities subject to restriction on disposition under the 1933 Act, except for securities eligible for resale pursuant to Rule 144A under the 1933 Act;

(2)
purchase the securities of any issuer (other than obligations issued or guaranteed as to principal and interest by the Government of the United States, its agencies or instrumentalities, or, for the Balanced Fund and Income Fund only, any security issued by an investment company or series thereof) if, as a result, (a) more than 5% of the Fund’s total assets (taken at current value) would be invested in the securities of that issuer, or (b) a Fund would hold more than 10% of any class of securities of that issuer (for this purpose, all debt obligations of an issuer maturing in less than one year are treated as a single class of securities); or

(3)
invest in securities of other investment companies, except to the extent permitted under the 1940 Act, and except as they may be acquired as part of a merger, consolidation or acquisition of assets, and except that during any period in which the Balanced Fund operates as a “fund of funds” in accordance with the Prospectus and applicable law, the Balanced Fund may purchase without limit shares of the Equity Fund, the Income Fund, and any other mutual fund currently existing or hereafter created whose investment adviser is the Balanced Fund’s adviser or an affiliate thereof, or the respective successors in interest of any such mutual fund or adviser.

The Small Cap Fund, International Equity Fund, Socially Responsible Fund and Target Maturity Funds each may not:

(1)
act as an underwriter of securities, except insofar as it may be deemed an underwriter for purposes of the 1933 Act on disposition of securities acquired subject to legal or contractual restrictions on resale;

(2)
purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein), commodities, or commodity contracts, except that it may enter into (a) futures and options on futures and (b) forward currency contracts;

(3)
make loans, but this restriction shall not prevent the Fund from (a) buying a part of an issue of bonds, debentures, or other obligations, (b) investing in repurchase agreements or (c) lending portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33 1/3% of its total assets (taken at market value at the time of such loan);

(4)
borrow, except that it may (a) borrow up to 33 1/3% of its total assets, taken at market value at the time of such borrowing, as a temporary measure for extraordinary or emergency purposes, but not to increase portfolio income (the total of reverse repurchase agreements and such borrowings will not exceed 33 1/3% of its total assets, and the Fund will not purchase additional securities when its borrowings, less proceeds receivable from sales of portfolio securities, exceed 5% of its total assets) and (b) enter into transactions in options, futures and options on futures;

(5)
invest in a security if 25% or more of its total assets (taken at market value at the time of a particular purchase) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities; or

(6)	issue any senior security except to the extent permitted under the 1940 Act.

Dollar rolls are not considered borrowing and therefore are not subject to investment restriction 4 above.

The Small Cap Fund, International Equity Fund and Socially Responsible Fund are also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. Each Fund may not:

(1)	invest in companies for the purpose of exercising control or management;

(2)	mortgage, pledge or hypothecate its assets, except as may be necessary in connection with permitted borrowings or in connection with options, futures and options on futures;

(3)
purchase securities on margin (except for use of short-term credits as are necessary for the clearance of transactions), or sell securities short unless (i) the Fund owns or has the right to obtain securities equivalent in kind and amount to those sold short at no added cost or (ii) the securities sold are “when issued” or “when distributed” securities which the Fund expects to receive in a recapitalization, reorganization or other exchange for securities the Fund contemporaneously owns or has the right to obtain and provided that transactions in options, futures and options on futures are not treated as short sales;

(4)	invest more than 15% of its net assets (taken at market value at the time of a particular investment) in illiquid securities, including repurchase agreements maturing in more than seven days; and

(5)	hedge by purchasing put and call options, futures contracts or derivative instruments on securities, in an aggregate amount equivalent to more than 10% of its total assets.

The Socially Responsible Fund is subject to the following non-fundamental restriction and policy, which may be changed by the Board of Trustees. The Fund may not:

(1)
purchase, except for securities acquired as part of a merger, consolidation or acquisition of assets, more than 3% of the stock of another investment company or purchase stock of other investment companies equal to more than 5% of the Fund’s total assets (valued at time of purchase) in the case of any one other investment company and 10% of such assets (valued at time of purchase) in the case of all other investment companies in the aggregate;

The Small Cap Fund and International Equity Fund are subject to the following non-fundamental restriction and policy, which may be changed by the Board of Trustees. Each Fund may not:

(1)	invest in securities of other investment companies, except to the extent permitted under the 1940 Act.

In addition, the Income Fund may not invest in the securities of other registered open-end investment companies or in registered unit investment trusts in reliance on Sections 12(d)(1)(F) and 12(d)(1)(G) of the 1940 Act, but may otherwise invest in the securities of other investment companies to the extent permitted under the 1940 Act or the rules and regulations thereunder or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules and regulations thereunder published by appropriate regulatory authorities.

The Target Maturity Funds are also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. Each Target Maturity Fund may not:

(1)	invest in companies for the purpose of exercising control or management;

(2)	mortgage, pledge or hypothecate its assets, except as may be necessary in connection with permitted borrowings or in connection with options, futures and options on futures;

(3)	purchase securities on margin (except for use of short-term credits as are necessary for the clearance of transactions), or sell securities short unless

(i)	the Fund owns or has the right to obtain securities equivalent in kind and amount to those sold short at no added cost or

(ii)
the securities sold are “when issued” or “when distributed” securities which the Fund expects to receive in a recapitalization, reorganization or other exchange for securities the Fund contemporaneously owns or has the right to obtain and provided that transactions in options, futures and options on futures are not treated as short sales;

(4)	invest more than 15% of its net assets (taken at market value at the time of a particular investment) in illiquid securities, including repurchase agreements maturing in more than seven days;

(5)	hedge by purchasing put and call options, futures contracts or derivative instruments on securities, in an aggregate amount equivalent to more than 10% of its total assets; and

(6)	invest in securities of other investment companies except to the extent permitted under the 1940 Act.

For purposes of non-fundamental restriction (5) above, the Target Maturity Funds do not consider ETFs to be derivatives.

The Equity Fund, Income Fund, Small Cap Fund and International Equity Fund are also subject to the following non-fundamental investment policies, which may be changed by the Board of Trustees.

The Equity Fund will invest, under normal circumstances, at least 80% of net assets (plus the amount of any borrowings for investment purposes) in equity securities.

The Income Fund will invest, under normal circumstances, at least 80% of net assets (plus the amount of any borrowings for investment purposes) in fixed income securities. These securities are primarily investment grade fixed income securities, including government and corporate securities, mortgage- and asset-backed securities, which are generally pass-through securities, and may include related derivatives.

The Small Cap Fund will invest, under normal circumstances, at least 80% of net assets (plus the amount of any borrowings for investment purposes) in securities of small cap companies.

The International Equity Fund will invest, under normal circumstances, at least 80% of net assets (plus the amount of any borrowings for investment purposes) in equity securities.

Shareholders of a Fund will be provided with at least 60 days prior notice of any change in the 80% investment policy of the Fund.

DESCRIPTION OF SECURITIES AND RISKS

This section should be read in conjunction with each Fund’s description in its respective prospectus and each Fund’s fundamental and non-fundamental investment policies. Because the Equity Fund invests in shares of the Large Company Growth Portfolio and the Large Company Value Portfolio, the Equity Fund indirectly invests in the same investments as listed for the Large Company Growth Portfolio and the Large Company Value Portfolio. Because the Balanced Fund invests in shares of the Large Company Growth Portfolio, the Large Company Value Portfolio, the Small Company Growth Portfolio, the Small Company Value Portfolio and the Wilshire International Equity Fund, the Balanced Fund indirectly invests in the same investments as listed for the Large Company Growth Portfolio, the Large Company Value Portfolio, the Small Company Growth Portfolio, the Small Company Value Portfolio and the Wilshire International Equity Fund. Because the Small Cap Fund invests in shares of the Small Company Growth Portfolio and the Small Company Value Portfolio, the Small Cap Fund indirectly invests in the same investments as listed for the Small Company Growth Portfolio and the Small Company Value Portfolio. Because the International Equity Fund invests in shares of the Wilshire International Equity Fund, the International Equity Fund indirectly invests in the same investments as listed for the Wilshire International Equity Fund. Because the Target Maturity Funds invest in shares of ETFs, the Target Maturity Funds indirectly invest in the same investments as the ETFs.

For purposes of the following section, the Large Company Growth Portfolio, the Large Company Value Portfolio, the Small Company Growth Portfolio, the Small Company Value Portfolio and the Wilshire International Equity Fund in which the Funds invest are each referred to as a “Wilshire Underlying Fund” and collectively, as the “Wilshire Underlying Funds”.

Exchange-Traded Funds. All Funds may purchase shares of exchange-traded funds (“ETFs”). An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of the ETF’s shares may trade at a discount to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Most ETFs are investment companies. Therefore, a Fund’s purchase of ETF shares generally are subject to the risks of a Fund’s investments in other investment companies, which are described below under the heading “Investment Companies.”

Repurchase Agreements. Each Fund, the Wilshire Underlying Funds and an ETF may invest in repurchase agreements. The Balanced Fund will invest in repurchase agreements in accordance with its fundamental investment restrictions.  The Equity Fund and the Income Fund will not enter into repurchase agreements if, as a result, more than 10% of the Fund’s total assets would be subject to repurchase agreements maturing in more than seven days. Each Wilshire Underlying Fund may temporarily enter into repurchase agreements for defensive purposes during adverse market conditions or to meet large withdrawals. In addition, these funds only may enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, no more than 15% of the value of the portfolio’s net assets would be so invested.

Repurchase agreements are agreements under which a Fund, ETF or a Wilshire Underlying Fund acquires ownership of an obligation (debt instrument or time deposit) and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser’s holding period. This results in a fixed rate of return insulated from market fluctuations during such period. If the seller of a repurchase agreement fails to repurchase this obligation in accordance with the terms of the agreement, the investing Fund, ETF or a Wilshire Underlying Fund will incur a loss to the extent that the proceeds on the sale are less than the repurchase price. Repurchase agreements usually involve U.S. government or federal agency securities and, as utilized by a fund, include only those securities in which a fund may otherwise invest. Repurchase agreements are for short periods, most often less than 30 days and usually less than one week. A Fund, except the Balanced Fund, and the Wilshire Underlying Funds intend to enter into repurchase agreements only with domestic commercial and savings banks and savings and loan associations with total assets of at least one billion dollars, or with primary dealers in U.S. government securities. In addition, a Fund (except the Balanced Fund) and the Wilshire Underlying Funds will not enter into repurchase agreements unless (a) the agreement specifies that the securities purchased, and interest accrued thereon, will have an aggregate value in excess of the price paid and (b) the Fund or a Wilshire Underlying Fund takes delivery of the underlying instruments pending repurchase. In entering into a repurchase agreement, a fund is exposed to the risk that the other party to the agreement may be unable to keep its commitment to repurchase. In that event, a fund may incur disposition costs in connection with liquidating the collateral (i.e., the underlying security). Moreover, if bankruptcy proceedings are commenced with respect to the selling party, receipt of the value of the collateral may be delayed or substantially limited and a loss may be incurred if the collateral securing the repurchase agreement declines in value during the bankruptcy proceedings. A Fund and the Wilshire Underlying Funds believe that these risks are not material inasmuch as each fund will evaluate the creditworthiness of all entities with which it proposes to enter into repurchase agreements, and will seek to assure that each such arrangement is adequately collateralized.

Lending Portfolio Securities. A Fund (except the Balanced Fund), a Wilshire Underlying Fund or ETF may seek additional income by lending securities on a short-term basis to banks, brokers and dealers. A Fund may return a portion of the income earned to the borrower or a third party which is unaffiliated with the Trust and acting as a “placing broker.”

The Securities and Exchange Commission (“SEC”) currently requires that the following lending conditions must be met: (1) the fund must receive from the borrower collateral (cash, U.S. government securities or irrevocable bank letters of credit) equal to at least 100% of the market value of the loaned securities; (2) the borrower must increase the collateral if the market value of the loaned securities rises above the level of the collateral; (3) the fund must be able to terminate the loan at any time; (4) the fund must receive a reasonable return on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the fund may pay only reasonable custodian fees in connection with the loan; (6) while voting rights on the loaned securities may pass to the borrower, a fund’s board must be able to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs; and (7) at the time of making a loan, no more than one-third of the fund’s total assets (including the value of the loan collateral) may be on loan.

Even though loans of portfolio securities are collateralized, a risk of loss of the loaned securities exists if an institution that borrows securities from a fund fails to return the securities and access to the collateral is prevented or delayed.

Reverse Repurchase Agreements and Other Borrowings. Each Fund and certain Wilshire Underlying Funds and ETFs may be authorized to borrow money and may invest in reverse repurchase agreements. If the securities held by a fund should decline in value while borrowings are outstanding, the net asset value of a fund’s outstanding shares will decline in value by proportionately more than the decline in value suffered by a fund’s securities. A fund may borrow through reverse repurchase agreements under which a fund sells portfolio securities to financial institutions such as banks and broker-dealers and agrees to repurchase them at a particular date and price. Reverse repurchase agreements involve the sale of money market or other securities held by a fund with an agreement to repurchase the securities at an agreed upon price, date and interest payment. If it employs reverse repurchase agreements, a fund will use the proceeds to purchase other money market securities and instruments eligible for purchase by that fund either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. At the time it enters into a reverse repurchase agreement, a fund (with the exception of the Balanced Fund) will segregate cash, U.S. government or other appropriate liquid high-grade debt securities having a value at least equal to the repurchase price. At the time the Balanced Fund enters into a reverse repurchase agreement, it will segregate cash, cash equivalents or any other liquid asset, including equity securities and debt securities, having a value at least equal to the repurchase price. A fund will generally utilize reverse repurchase agreements when the interest income to be earned from the investment of the proceeds of the transactions is greater than the interest expense incurred as a result of the reverse repurchase transactions. Reverse repurchase agreements involve the risk that the market value of securities purchased by a fund with the proceeds of the transaction may decline below the repurchase price of the securities that a fund is obligated to repurchase. As a matter of operating policy, the aggregate amount of illiquid repurchase and reverse repurchase agreements will not exceed 10% of any of a fund’s total net assets at the time of initiation. For the Small Cap Fund, the International Equity Fund, the Socially Responsible Fund and the Wilshire Underlying Funds, reverse repurchase agreements, together with any other borrowings, will not exceed, in the aggregate, 33 1/3% of the value of their total assets.  The Balanced Fund will invest in reverse repurchase agreements in accordance with its fundamental investment restrictions and the limits of the 1940 Act. In addition, whenever borrowings (which does not include reverse repurchase agreements that are covered with segregated assets) exceed 5% of a Fund’s or a Wilshire Underlying Fund’s total assets, the fund will not make any additional investments. For the Equity Fund and the Income Fund, reverse repurchase agreements, together with other borrowings, will not exceed 15% of a Fund’s total assets taken at market value. If the asset coverage for such borrowings falls below 300%, a Fund will reduce, within three days, the amount of its borrowings to provide for 300% asset coverage. The Equity Fund and the Income Fund will repay all borrowings before making additional investments.

High-Yield (High-Risk) Securities. To the extent the Balanced Fund, Income Fund or an ETF can invest in high-yield (high-risk) securities (commonly referred to as “junk bonds”), the following sections are applicable. High-yield (high-risk) securities (hereinafter referred to as “lower-quality securities”) include (i) bonds rated as low as “C” by Moody’s, S&P or by Fitch Ratings Ltd. (“Fitch”); (ii) commercial paper rated as low as “C” by S&P, “Not Prime” by Moody’s, or “Fitch 4” by Fitch; and (iii) unrated debt obligations of comparable quality. Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

Effect of Interest Rates and Economic Changes. Interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality and comparable unrated securities may experience financial stress and may not have sufficient funds to meet their payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than by issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower-quality or comparable unrated security defaulted, a fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in a fund’s net asset value.

As previously stated, the value of a lower-quality or comparable unrated security will generally decrease in a rising interest rate market, and accordingly, so will a fund’s net asset value. If a fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of lower-quality and comparable unrated securities in the marketplace (discussed below in “Liquidity and Valuation”), a fund may be forced to liquidate these securities at a substantial discount. Any such liquidation would force a fund to sell the more liquid portion of its portfolio.

Payment Expectations. Lower-quality and comparable unrated securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a fund may have to replace the securities with a lower-yielding security, which would result in a lower return for a fund.

Credit Ratings. Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

Investments in lower-quality and comparable unrated obligations may be more dependent on the subadvisers’ credit analysis than would be the case with investments in investment-grade debt obligations. The subadvisers employ their own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer’s sensitivity to economic conditions, its operating history and the current trend of earnings. The subadvisers continually monitor the investments in the Balanced Fund and Income Fund’s portfolio and carefully evaluate whether to dispose of or to retain lower-quality and comparable unrated securities whose credit ratings or credit quality may have changed.

Liquidity and Valuation. A fund may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there is no established retail secondary market for many of these securities. The Income Fund and the Balanced Fund anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, a fund’s net asset value and ability to dispose of particular securities, when necessary to meet a fund’s liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for a fund to obtain accurate market quotations for purposes of valuing a fund’s portfolio. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perception, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-quality and comparable unrated securities, especially in a thinly traded market.

Warrants. The Small Cap Fund, the Income Fund, the Balanced Fund, certain ETFs and the Wilshire Underlying Funds may invest in warrants. Warrants are instruments that provide the owner with the right to purchase a specified security, usually an equity security such as common stock, at a specified price (usually representing a premium over the applicable market value of the underlying equity security at the time of the warrant’s issuance) and usually during a specified period of time. While warrants may be traded, there is often no secondary market for them. Moreover, they are usually issued by the issuer of the security to which they relate. The Funds and the Wilshire Underlying Funds will invest in publicly traded warrants only. Warrants do not have any inherent value. To the extent that the market value of the security that may be purchased upon exercise of the warrant rises above the exercise price, the value of the warrant will tend to rise. To the extent that the exercise price equals or exceeds the market value of such security, the warrants will have little or no market value. If warrants remain unexercised at the end of the specified exercise period, they lapse and the investing fund’s investment in them will be lost. In view of the highly speculative nature of warrants, as a matter of operating policy, the Equity Fund, the International Equity Fund, the Socially Responsible Fund, the Income Fund, and the Wilshire Underlying Funds will not invest more than 5% of their respective net assets in warrants.

Rights Offerings. The Equity Fund, the International Equity Fund, the Small Cap Fund, the Socially Responsible Fund and the Wilshire International Equity Fund may participate in rights offerings, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights involves the risk that a fund could lose the purchase value of a right if the right to subscribe to additional shares is not exercised prior to the rights’ expiration. Also, the purchase of rights involves the risk that the effective price paid for the right added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

Convertible Preferred Stocks and Debt Securities. The Equity Fund, the International Equity Fund, the Socially Responsible Fund, the Income Fund, the Balanced Fund, the Wilshire International Equity Fund and certain ETFs may invest in convertible preferred stock and debt securities. Certain preferred stocks and debt securities include conversion features allowing the holder to convert securities into another specified security (usually common stock) of the same issuer at a specified conversion ratio (e.g., two shares of preferred for one share of common stock) at some specified future date or period. The market value of convertible securities generally includes a premium that reflects the conversion right. That premium may be negligible or substantial. To the extent that any preferred stock or debt security remains unconverted after the expiration of the conversion period, the market value will fall to the extent represented by that premium.

Preferred Equity Redemption Cumulative Stock. The Equity Fund, the International Equity Fund, the Socially Responsible Fund, the Income Fund and the Balanced Fund may invest in preferred equity redemption cumulative stock. Preferred equity redemption cumulative stock (“PERCS”) is a form of convertible preferred stock which automatically converts into shares of common stock on a predetermined conversion date. PERCS pays a fixed annual dividend rate which is higher than the annual dividend rate of the issuing company’s common stock. However, the terms of PERCS limit an investor’s ability to participate in the appreciation of the common stock (usually capped at approximately 40%). Predetermined redemption dates and prices set by the company upon the issuance of the securities provide the mechanism for limiting the price appreciation of PERCS.

Adjustable Rate Mortgage Securities. The Equity Fund, the International Equity Fund, the Socially Responsible Fund, the Income Fund and the Balanced Fund may invest in adjustable rate mortgage securities. Adjustable rate mortgage securities (“ARMs”) are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. ARMs eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for either the first three, six, twelve, thirteen, thirty-six or sixty scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes to a designated benchmark index. ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, certain ARMs provide for limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any such excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is utilized to reduce the then-outstanding principal balance of the ARM.

Types of Credit Enhancement. Mortgage-backed securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, these securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to seek to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from default seeks to ensure ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in a security. A Fund will not pay any additional fees for credit support, although the existence of credit support may increase the price of a security.  Certain types of structured products may also have structural features, including diversions of cash flow, waterfalls, over-collateralization and other performance tests, and triggers, that may provide credit protection.

Foreign Securities. The Equity Fund, the International Equity Fund, the Small Cap Fund, the Income Fund, the Balanced Fund, the Socially Responsible Fund, the Wilshire Underlying Funds and an ETF may invest in foreign securities. Investors should recognize that investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in U.S. securities and which may favorably or unfavorably affect a fund’s performance. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign securities markets, while growing in volume of trading activity, have substantially less volume than the U.S. market, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. Similarly, volume and liquidity in most foreign bond markets is less than in the U.S. and, at times, volatility of prices can be greater than in the U.S. Fixed commissions on some foreign securities exchanges and bid-to-asked spreads in foreign bond markets are generally higher than commissions or bid-to-asked spreads on U.S. markets, although a fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed companies than in the U.S. It may be more difficult for a fund’s agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities without delivery may be required in certain foreign markets. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments which could affect U.S. investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The management of the Funds seeks to mitigate the risks associated with the foregoing considerations through continuous professional management.

Each Fund, certain ETFs and the Wilshire Underlying Funds may invest in securities of foreign issuers that trade on U.S. exchanges. These investments may include American Depositary Receipts (“ADRs”). ADRs may be sponsored by the foreign issuer or may be unsponsored. Unsponsored ADRs are organized independently and without the cooperation of the foreign issuer of the underlying securities. As a result, available information regarding the issuer may not be as current as for sponsored ADRs, and the prices of unsponsored ADRs may be more volatile than if they were sponsored by the issuers of the underlying securities. For purposes of a fund’s investment policies, investments in ADRs will be deemed to be investments in the equity securities representing the securities of foreign issuers into which they may be converted. Investments in foreign securities have additional risks, including future political and economic developments, possible imposition of withholding taxes on income payable on the securities, the possible establishment of currency exchange controls, adoption of other foreign governmental restrictions and possible seizure or nationalization of foreign assets.

Emerging Markets Securities. Emerging markets securities are fixed income and equity securities of foreign companies domiciled, headquartered, or whose primary business activities or principal trading markets are located in emerging and less developed markets (“emerging markets”). Investments in emerging markets securities involve special risks in addition to those generally associated with foreign investing. Many investments in emerging markets can be considered speculative, and the value of those investments can be more volatile than investments in more developed foreign markets. This difference reflects the greater uncertainties of investing in less established markets and economies. Costs associated with transactions in emerging markets securities typically are higher than costs associated with transactions in U.S. securities. Such transactions also may involve additional costs for the purchase or sale of foreign currency. Certain foreign markets (including emerging markets) may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. The fund could be adversely affected by delays in, or a refusal to grant, required governmental approval for repatriation of capital, as well as by the application to the fund of any restrictions on investments. Many emerging markets have experienced substantial rates of inflation for extended periods. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through ownership or control of many companies. The future actions of those governments could have a significant effect on economic conditions in emerging markets, which, in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the fund’s portfolio. Expropriation, confiscatory taxation, nationalization and political, economic and social instability have occurred throughout the history of certain emerging market countries and could adversely affect Fund assets should any of those conditions recur. In addition, the securities laws of emerging market countries may be less developed than those to which U.S. issuers are subject.

Real Estate Investment Trusts (REITs).The Socially Responsible Fund and certain ETFs may invest in REITs. REITs pool investor’s funds for investment primarily in income producing real estate or real estate loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 90% of its taxable income (other than net capital gains) for each taxable year. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. A REIT will not invest in real estate directly, but only in securities issued by real estate companies. However, a REIT may be subject to risks similar to those associated with the direct ownership of real estate (in addition to securities markets risks) because of its policy of concentration in the securities of companies in the real estate industry. These include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants and changes in interest rates. Investment in REITs may subject a fund’s shareholders to duplicate management and administrative fees.

Forward Foreign Currency Exchange Contracts. The Small Cap Fund, the Income Fund, the Balanced Fund and the International Equity Fund may invest in foreign currencies. The Income Fund may enter into forward foreign currency exchange contracts to the extent of 20% of the value of its total assets. Forward foreign currency exchange contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of fund securities but rather allow a fund to establish a rate of exchange for a future point in time. A fund may use forward foreign currency exchange contracts to hedge against movements in the value of foreign currencies (including the “Euro” used by certain European Countries) relative to the U.S. dollar in connection with specific fund transactions or with respect to fund positions.

The Small Cap Fund may enter into forward foreign currency exchange contracts when deemed advisable by its subadvisers under two circumstances. First, when entering into a contract for the purchase or sale of a security, the Fund may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency. Second, when the Fund’s adviser or a subadviser anticipates that a particular foreign currency may decline relative to the U.S. dollar or other leading currencies, in order to reduce risk, the Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Fund’s securities denominated in such foreign currency. With respect to any forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines in the value of a particular foreign currency, they also limit potential gains which might result from increases in the value of such currency. The Fund will also incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars. The Small Cap Fund may also engage in proxy hedging transactions to reduce the effect of currency fluctuations on the value of existing or anticipated holdings of Fund securities. Proxy hedging is often used when the currency to which the Fund is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund’s securities are, or are expected to be, denominated, and to buy U.S. dollars. Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. In addition, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. The Fund may also cross hedge currencies by entering into forward contracts to sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have Fund exposure. In general, currency transactions are subject to risks different from those of other Fund transactions, and can result in greater losses to the Fund than would otherwise be incurred, even when the currency transactions are used for hedging purposes. Because investments in foreign securities usually will involve currencies of foreign countries and to the extent a Fund may hold foreign currencies and forward contracts, futures contracts and options on foreign currencies and foreign currency futures contracts, the value of the assets of such Fund as measured in dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. Although each Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate or exchange should the Fund desire to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.

A separate account of the Small Cap Fund consisting of liquid assets equal to the amount of the Fund’s assets that could be required to consummate forward contracts entered into under the second circumstances, as set forth above, will be established with the Fund’s custodian. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Fund.

Dollar Roll Transactions. The Income Fund and the Balanced Fund may engage in dollar roll transactions, which consist of the sale by the Fund to a bank or broker/dealer (the “counterparty”) of the Government National Mortgage Association (“GNMA”) certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Fund receives a fee from the counterparty as consideration for entering into a commitment to purchase. Dollar rolls may be renewed over a period of several months with a different purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which the Fund agrees to buy a security on a future date. The security sold by the Fund that is subject to repurchase at such future date may not be an existing security in the Fund’s holdings. As part of a dollar roll transaction, this is not considered to be a short sale event.

The Fund will segregate cash, U.S. government securities or other liquid assets in an amount sufficient to meet its purchase obligations under the transaction. The Fund will also maintain asset coverage of at least 300% for all outstanding firm commitments, dollar rolls and other borrowings.

Dollar rolls may be treated for purposes of the 1940 Act, as borrowings of the Fund because they involve the sale of a security coupled with an agreement to repurchase. A dollar roll involves costs to the Fund. For example, while the Fund receives a fee as consideration for agreeing to repurchase the security, the Fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by the Fund, thereby effectively charging the Fund interest on its borrowing. Further, although the Fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Fund’s borrowing.

The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, the Fund’s right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before the Fund is able to purchase them. Similarly, the Fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to the Fund, the security that is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that the Fund’s use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

Strategic Transactions and Derivatives. The Income Fund, the Balanced Fund, the International Equity Fund, the Socially Responsible Fund, certain ETFs and the Wilshire Underlying Funds may, but are not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates and broad or specific equity or fixed-income market movements), to manage the effective maturity or duration of fixed-income securities in such fund’s portfolio or to enhance potential gain. These strategies may be executed through the use of derivative contracts. Such strategies are generally accepted as a part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

In the course of pursuing these investment strategies, the Funds, the Wilshire Underlying Funds or ETFs may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon; enter into various interest rate transactions such as swaps, caps floors or collars; and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called “Strategic Transactions”). Strategic Transactions may be used without limit to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund’s, ETF’s or a Wilshire Underlying Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in a Fund’s, ETF’s or a Wilshire Underlying Fund’s portfolio or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of a Fund’s (10% with respect to the Income Fund and up to limits permitted under the 1940 Act with respect to the Balanced Fund) or a Wilshire Underlying Fund’s assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a fund to utilize these Strategic Transactions successfully will depend on the subadviser’s ability to predict pertinent market movements, which cannot be assured. A fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. With the exception of the Income Fund and the Balanced Fund, Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not for speculative purposes. The Income Fund and the Balanced Fund may use Strategic Transactions for non-hedging purposes to enhance potential gain.

Strategic Transactions, including derivative contracts, have risks associated with them, including possible default by the other party to the transaction, illiquidity and, to the extent the subadviser’s view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a fund can realize on its investments or cause the fund to hold a security it might otherwise sell. The use of currency transactions can result in a fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the fund’s position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it tends to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

In addition to the instruments and strategies discussed in this section, a subadviser may discover additional opportunities in connection with derivatives, strategic transactions and other similar or related techniques. These new opportunities may become available as a subadviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new derivatives, strategic transactions and other techniques are developed. A subadviser may utilize these opportunities and techniques to the extent that they are consistent with each Fund’s respective investment objective and investment limitations and applicable regulatory authorities.  These opportunities and techniques may involve risks different from, or in addition to, those summarized herein.

This discussion is not intended to limit the Funds’ investment flexibility, unless such a limitation is expressly stated, and therefore will be construed by each Fund as broadly as possible.  Statements concerning what each Fund may do are not intended to limit any other activity.  Also, as with any investment or investment technique, even when the Prospectus or this discussion indicates that a Fund may engage in an activity, it may not actually do so for a variety of reasons, including cost considerations.

General Characteristics of Options. To the extent consistent with their respective investment objectives, the Income Fund, the Balanced Fund, the Small Cap Fund, the International Equity Fund, the Socially Responsible Fund, certain ETFs and the Wilshire Underlying Funds may invest in options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instruments on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of fund assets in special accounts.

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a fund’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the fund, the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A fund’s purchase of a call option, on a security, financial future, index, currency or other instrument might be intended to protect the fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American-style put or call option may be exercised at any time during the option period thereto. A Fund, ETF or the Wilshire Underlying Funds may purchase and sell exchange-listed options and over-the-counter options (“OTC options”). Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the underlying instrument.

A fund’s ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options for a particular class or series of options, in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through direct bilateral agreement with the Counterparty. In contracts to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A Fund, except the Balanced Fund, or the Wilshire Underlying Funds will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund or the Wilshire Underlying Funds to require the Counterparty to sell the option back to the Fund or the Wilshire International Equity Fund at a formula price within seven days. The Funds and the Wilshire Underlying Funds expect generally to enter into OTC options that have cash settlement provisions, although they are not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a fund fails to make a cash settlement payment due in accordance with the terms of that option, the fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the subadviser or adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be satisfied. A Fund, except the Balanced Fund, or the Wilshire Underlying Funds will engage in OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers” or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody’s or an equivalent rating from any nationally recognized statistical rating organization (“NRSRO”) or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the subadviser. The staff of the SEC currently takes the position that OTC options purchased by a fund, and portfolio securities “covering” the amount of a fund’s obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any), are illiquid, and may be subject to the Fund’s, ETF’s or the Wilshire Underlying Fund’s limitation on investing in illiquid securities. If a Fund or a Wilshire Underlying Fund exceeds the limits specified above, the fund will take prompt steps to reduce its holdings in illiquid securities.

If a fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio, or will increase the fund’s income. The sale of put options can also provide income. The funds may purchase and sell call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities, indices, currencies and futures contracts. All calls sold by a fund must be “covered” (i.e., the fund, must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a fund will receive the option premium to help protect it against loss, a call sold by the fund exposes the fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the fund to hold a security or instrument which it might otherwise have sold.

The Funds, ETF or the Wilshire Underlying Funds may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities (including convertible securities) and Eurodollar instruments (whether or not they hold the above securities in their portfolios), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. The Funds, except the Balanced Fund, or the Wilshire Underlying Funds will not sell put options if, as a result, more than 50% of a Fund’s assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. The Balanced Fund will sell put options in accordance with the 1940 Act. In selling put options, there is a risk that the fund may be required to buy the underlying security at a disadvantageous price above the market price.

When a fund purchases a put option, the premium paid by it is recorded as an asset of the fund. When a fund writes an option, an amount equal to the net premium (the premium less the commission) received by the fund is included in the liability section of the fund’s statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked to market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of sale, the mean between the last bid and asked price. If an option purchased by a fund expires unexercised, the fund realizes a loss equal to the premium paid. If a fund enters into a closing sale transaction on an option purchased by it, the fund will realize a gain if the premium received by the fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a fund expires on the stipulated expiration date or if a fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by a fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the fund will realize a gain or loss.

There are several risks associated with transactions in options on securities and indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange (“Exchange”), may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the OCC may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

General Characteristics of Futures. To the extent consistent with their respective investment objectives, a Fund, certain ETFs and the Wilshire Underlying Funds may enter into financial futures contracts or purchase or sell put and call options on such futures primarily as a hedge against anticipated interest rate, currency or equity market changes, for duration management and for risk management purposes.  The Balanced Fund may also engage in futures for speculative purposes.  Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below.

The sale of a futures contract creates a firm obligation by a fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

A fund’s use of financial futures and options thereon will be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission. Typically, maintaining a futures contract or selling an option thereon requires a fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark-to-market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the fund. If a fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

A notice of eligibility for exclusion from the definition of the term “commodity pool operator” has been filed with the National Futures Association with respect to each Fund. If a Fund is no longer able to claim the exclusion, Wilshire would be required to register as a “commodity pool operator” on behalf of the Fund and the Fund and Wilshire would be subject to regulation under the Commodity Exchange Act.

Options on Securities Indices and Other Financial Indices. Each of the Funds, the Wilshire Underlying Funds and certain ETFs also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Synthetic Investment Risk. The Balanced Fund may be exposed to certain additional risks should the Balanced Fund’s subadviser use derivatives transactions as a means to synthetically implement the Fund’s investment strategies. Customized derivative instruments will likely be highly illiquid, and it is possible that the Balanced Fund will not be able to terminate such derivative instruments prior to their expiration date or that the penalties associated with such a termination might impact the Fund’s performance in a materially adverse manner. Synthetic investments may be imperfectly correlated to the investment the Balanced Fund’s subadviser is seeking to replicate. There can be no assurance that the subadviser’s judgments regarding the correlation of any particular synthetic investment will be correct. The Balanced Fund may be exposed to certain additional risks associated with derivatives transactions should the subadviser use derivatives as a means to synthetically implement the Fund’s investment strategies. The Balanced Fund would be subject to counterparty risk in connection with such transactions. If the Balanced Fund enters into a derivative instrument whereby it agrees to receive the return of a security or financial instrument or a basket of securities or financial instruments, it will typically contract to receive such returns for a predetermined period of time. During such period, the Balanced Fund may not have the ability to increase or decrease its exposure. In addition, such customized derivative instruments will likely be highly illiquid, and it is possible that the Balanced Fund will not be able to terminate such derivative instruments prior to their expiration date or that the penalties associated with such a termination might impact the Fund’s performance in a material adverse manner. Furthermore, derivative instruments typically contain provisions giving the counterparty the right to terminate the contract upon the occurrence of certain events, such as a decline in the value of the reference securities and material violations of the terms of the contract or the portfolio guidelines as well as other events determined by the counterparty. If a termination were to occur, the Balanced Fund’s return could be adversely affected as it would lose the benefit of the indirect exposure to the reference securities and it may incur significant termination expenses.

Currency Transactions. In general, the Funds’ or ETFs’ dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be limited to hedging involving either specific transactions or portfolio positions. The Income Fund and Balanced Fund, however, can invest up to 10% and up to 1940 Act limits respectively of their assets in such transactions for non-hedging purposes. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Funds may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody’s, respectively, or that have an equivalent rating from an NRSRO or are determined to be of equivalent credit quality by the subadviser.

Except as noted above, the Funds’ or ETFs’ dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, the Wilshire International Equity Fund or ETF, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

The Funds (with the exception of the Balanced Fund) will not enter into a transaction to hedge currency exposure to an extent greater, after all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross-hedging as described below.

The Funds may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a Fund has or in which a Fund expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Funds may also engage in proxy hedging. Proxy hedging is often used when the currency to which a fund’s portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a fund’s portfolio securities are or are expected to be denominated, in exchange for U.S. dollars. The amount of the commitment or option would not exceed the value of a fund’s securities denominated in correlated currencies. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present, or may not be present during the particular time that a fund is engaging in proxy hedging. If a fund enters into a currency hedging transaction, the fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages and manipulations or exchange restrictions imposed by governments. These can result in losses to a fund if it is unable to deliver or receive currency or funds in settlement of obligations, and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of currency futures contracts for the purchase of most currencies must occur at a bank based in the issuing nation. The ability to establish and close out positions on options on currency futures is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Combined Transactions. A Fund, the Wilshire International Equity Fund and ETF may enter into multiple transactions, which may include multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions (“component” transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of a subadviser, it is in the best interests of a fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the subadviser’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which certain Funds and certain ETFs may enter are interest rate, currency, credit default and index swaps and the purchase or sale of related caps, floors and collars. The Funds may enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by the fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specific index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

The Funds will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good-faith hedging purposes, the subadviser, the Funds believe such obligations do not constitute senior securities under the 1940 Act, and, accordingly, will not treat them as being subject to the 1940 Act’s borrowing restrictions. The Funds will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody’s or has an equivalent rating from an NRSRO or is determined to be of equivalent credit quality by the subadviser. If there is a default by the Counterparty, the Funds may have contractual remedies pursuant to the agreements related to the transaction.

Eurodollar Instruments. A Fund, the Wilshire International Equity Fund or ETF may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate (“LIBOR”), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowing. The Funds, the Wilshire International Equity Fund or ETFs may use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Euro Risk. A Fund, certain ETFs and the Wilshire Underlying Funds may invest in securities issued by companies operating in Europe. Investments in a single region, even though representing a number of different countries within the region, may be affected by common economic forces and other factors. A Fund, a Wilshire Underlying Fund or an ETF may be subject to greater risk of adverse events which occur in the European region and may experience greater volatility than a fund that is more broadly diversified geographically. Political or economic disruptions in European countries, even in countries in which the fund is not invested may adversely affect the security values and thus the fund’s holdings. A significant number of countries in Europe are member states in the European Union (the “EU”), and the member states no longer control their own monetary policies by directing independent interest rates for their currencies. In these member states, the authority to direct monetary policies, including money supply and official interest rates for the EURO, is exercised by the European Central Bank. Furthermore, the European sovereign debt crisis has had, and continues to have, a significant negative impact on the economies of certain European countries and their future economic outlooks.

Risks of Strategic Transactions Outside the U.S. When conducted outside the U.S., Strategic Transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by (i) other complex foreign, political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in a fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S. and (v) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that a fund or ETF segregate liquid, high-grade assets to the extent fund obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid high-grade securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a fund will require the fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high-grade securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a fund on an index will require the fund to own portfolio securities which correlate with the index or to segregate liquid high-grade assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a fund requires the fund to segregate liquid high-grade assets equal to the exercise price.

Except when a fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency which requires no segregation, a currency contract which obligates a fund to buy or sell currency will generally require the fund to hold an amount of that currency or liquid securities denominated in that currency equal to the fund’s obligations or to segregate liquid high-grade assets equal to the amount of the fund’s obligation.

OTC options entered into by the Funds, the Wilshire Underlying Funds or ETFs, including those on securities, currency, financial instruments or indices and OCC-issued and exchange listed index options, will generally provide for cash settlement. As a result, when a fund sells these instruments, it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non-cash-settled put, the same as an OCC- guaranteed listed option sold by a fund or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC-issued and exchange listed options sold by a fund, other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement, and the fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, a fund must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, a fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid high grade securities having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the fund’s net obligations, if any.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. Each Fund, the Wilshire Underlying Funds or ETF may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligations in related options and Strategic Transactions. For example, a fund could purchase a put option if the strike price of that option is the same as or higher than the strike price of a put option sold by the fund. Moreover, instead of segregating assets if a fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

The Funds, the Wilshire Underlying Funds or ETFs’ activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company. (See “Tax Matters” section).

Notwithstanding the language above, the Balanced Fund may segregate cash, cash equivalents or any other liquid asset, including equity securities and debt securities (i.e., not just cash or high grade securities).

Variable and Floating Rate Instruments. The Income Fund, the Balanced Fund and the Small Cap Fund may invest in variable and floating rate instruments. With respect to purchasable variable and floating rate instruments, the subadvisers will consider the earning power, cash flows and liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to a demand feature, will monitor their financial status to meet payment on demand. Such instruments may include variable amount demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for a Fund to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that a Fund is not entitled to exercise its demand rights, and a fund could, for these or other reasons, suffer a loss with respect to such instruments. In determining average-weighted fund maturity, an instrument will be deemed to have a maturity equal to either the period remaining until the next interest rate adjustment or the time a fund involved can recover payment of principal as specified in the instrument, depending on the type of instrument involved.

Money Market Obligations of Domestic Banks, Foreign Banks and Foreign Branches of U.S. Banks. The Income Fund, the Balanced Fund, and the Small Cap Fund may purchase bank obligations, such as certificates of deposit, bankers’ acceptances and time deposits, including instruments issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. The assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches for purposes of a fund’s investment policies. Investments in short-term bank obligations may include obligations of foreign banks and domestic branches of foreign banks, and also foreign branches of domestic banks.

Mortgage-Backed Securities. The Small Cap Fund, the Income Fund, the Balanced Fund and certain ETFs may invest in mortgage-backed securities. Mortgage-backed securities represent interests in pools of mortgage loans made by lenders such as commercial banks and savings and loan institutions. Pools of mortgage loans are assembled for sale to investors by various government-related organizations. There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-backed securities and among the securities that they issue.

Mortgage-backed securities guaranteed by the GNMA include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”) which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by the Federal National Mortgage Association (“FNMA”) include FNMA-guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-backed securities issued by the Federal Home Loan Mortgage Corporation (“FHLMC”) include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

On September 7, 2008, the U.S. Treasury announced a federal takeover of FNMA and FHLMC, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. The U.S. Treasury also pledged to make additional capital contributions as needed to help ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. FNMA and FHLMC continue to rely on the support of the U.S. Treasury to continue operations, and it is not known when the conservatorships will be terminated or what changes will be made to their operations following the conservatorships.

Mortgage-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. Since prepayment rates vary widely, it is not possible to accurately predict the average maturity of a particular mortgage-backed pool; however, statistics published by the Federal Housing Authority indicate that the average life of mortgages with 25- to 30-year maturities (the type of mortgages backing the vast majority of mortgage-backed securities) is approximately 12 years. Mortgage-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

Collateralized Mortgage Obligations (“CMOs”) and Multiclass Pass-Through Securities. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, FNMA or FHLMC Certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (“Mortgage Assets”). Multiclass pass-through securities are equity interests held in a trust composed of Mortgage Assets. Payments of principal and of interest on the Mortgage Assets, and any reinvestment income thereon, provide the capital to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including depositary institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrued on all classes of CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to the individual class than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow to a particular CMO the lower the anticipated yield will be on that class at the time of issuance relative to prevailing market yields on mortgage-backed securities.

The Income Fund and the Balanced Fund may invest in CMOs, including but not limited to, parallel pay CMOs and Planned Amortization Class CMOs (“PAC Bonds”). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds always are parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

Asset-Backed Securities. The Small Cap Fund, the Income Fund, the Balanced Fund and certain ETFs may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. Through the use of trusts and special purpose corporations, various types of assets, primarily automobile and credit card receivables, are pooled and securitized. Asset-backed securities may also include other future expected receivables of assets or cash.  Asset-backed securities generally do not have the benefit of the same security interest in the related collateral as is the case with mortgage-backed securities. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, the security interest in the underlying automobiles is often not transferred when the pool is created, with the resulting possibility that the collateral could be resold. In general, these types of loans are of shorter average life than mortgage loans and are less likely to have substantial prepayments.

In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage-related securities. Like other fixed-income securities, when interest rates rise, the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities.

Structured Notes.  The Balanced Fund may invest in structured notes. Structured notes are debt obligations that also contain an embedded derivative component with characteristics that adjust the obligation’s risk/return profile. Generally, the performance of a structured note will track that of the underlying debt obligation and the derivative embedded within it. The Balanced Fund has the right to receive periodic interest payments from the issuer of the structured notes at an agreed-upon interest rate and a return of the principal at the maturity date. Structured notes are typically privately negotiated transactions between two or more parties. The Balanced Fund bears the risk that the issuer of the structured note would default or become bankrupt which may result in the loss of principal investment and periodic interest payments expected to be received for the duration of its investment in the structured notes. If one of the underlying corporate credit instruments defaults, the Balanced Fund may receive the security or credit instrument that has defaulted, or alternatively a cash settlement may occur, and the Fund’s principal investment in the structured note would be reduced by the corresponding face value of the defaulted security. The market for structured notes may be, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid, and unpredictable changes in the prices for structured notes. In certain cases, a market price for a credit-linked security may not be available.

Credit-Linked Notes.  The Balanced Fund may invest in credit-linked notes.  Credit-linked notes are a type of structured note. The difference between a credit default swap and a credit-linked note is that the seller of a credit-linked note receives the principal payment from the buyer at the time the contract is originated. Through the purchase of a credit-linked note, the buyer assumes the risk of the reference asset and funds this exposure through the purchase of the note. The buyer takes on the exposure to the seller to the full amount of the funding it has provided. The seller has hedged its risk on the reference asset without acquiring any additional credit exposure. The Balanced Fund has the right to receive periodic interest payments from the issuer of the credit-linked note at an agreed-upon interest rate and a return of principal at the maturity date.

Credit-linked notes are subject to the credit risk of the corporate credits referenced by the note. If one of the underlying corporate credits defaults, the Fund may receive the security that has defaulted, and the Balanced Fund’s principal investment would be reduced by the difference between the original face value of the reference security and the current value of the defaulted security. Credit-linked notes are typically privately negotiated transactions between two or more parties. The Balanced Fund bears the risk that the issuer of the credit-linked note will default or become bankrupt. The Balanced Fund bears the risk of loss of its principal investment, and the periodic interest payments expected to be received for the duration of its investment in the credit-linked note.

Collateralized Debt Obligations (“CDOs”).  The Balanced Fund may invest in CDOs.  A CDO is an asset-backed security whose underlying collateral is typically a portfolio of bonds, bank loans, other structured finance securities and/or synthetic instruments. Where the underlying collateral is a portfolio of bonds, a CDO is referred to as a collateralized bond obligation (“CBO”). Where the underlying collateral is a portfolio of bank loans, a CDO is referred to as a collateralized loan obligation (“CLO”). Investors in CDOs bear the credit risk of the underlying collateral. Multiple tranches of securities are issued by the CDO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of risk. If there are defaults or the CDO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. CDOs are subject to the same risk of prepayment described with respect to certain mortgage-related and asset-backed securities. The value of CDOs may be affected by changes in the market’s perception of the creditworthiness of the servicing agent for the pool or the originator.

A CLO is a trust or other special purpose entity that is comprised of or collateralized by a pool of loans, including domestic and non-U.S. senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The loans generate cash flow that is allocated among one or more classes of securities (“tranches”) that vary in risk and yield. The most senior tranche has the best credit quality and the lowest yield compared to the other tranches. The equity tranche has the highest potential yield but also has the greatest risk, as it bears the bulk of defaults from the underlying loans and helps to protect the more senior tranches from risk of these defaults. However, despite the protection from the equity and other more junior tranches, more senior tranches can experience substantial losses due to actual defaults and decreased market value due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class.

Normally, CLOs are privately offered and sold and are not registered under state or federal securities laws. Therefore, investments in CLOs may be characterized as illiquid securities; however, an active dealer market may exist for CLOs allowing a CLO to qualify for transactions pursuant to Rule 144A under the 1933 Act. CLOs normally charge management fees and administrative expenses, which are in addition to those of the Balanced Fund.

The riskiness of investing in CLOs depends largely on the quality and type of the collateral loans and the tranche of the CLO in which the Balanced Fund invests. In addition to the normal risks associated with fixed-income securities (such as interest rate risk and credit risk), CLOs carry risks including, but are not limited to: (i) the possibility that distributions from the collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Balanced Fund may invest in CLO tranches that are subordinate to other tranches; and (iv) the complex structure of the CLO may not be fully understood at the time of investment or may result in the quality of the underlying collateral not being fully understood and may produce disputes with the issuer or unexpected investment results. In addition, interest on certain tranches of a CLO may be paid in-kind (meaning that unpaid interest is effectively added to principal), which involves continued exposure to default risk with respect to such payments. Certain CLOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, but such enhancement may not always be present and may fail to protect the Balanced Fund against the risk of loss due to defaults on the collateral. Certain CLOs may not hold loans directly, but rather, use derivatives such as swaps to create “synthetic” exposure to the collateral pool of loans. Such CLOs entail the risks of derivative instruments.

Corporate Bonds.  The Balanced Fund may invest in corporate bonds. Corporate bonds are debt obligations issued by corporations and other business entities. Corporate bonds may be either secured or unsecured. Collateral used for secured debt includes real property, machinery, equipment, accounts receivable, stocks, bonds or notes. If a bond is unsecured, it is known as a debenture. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders as to both income and assets of the corporation for the principal and interest due them and may have a prior claim over other creditors if liens or mortgages are involved. Interest on corporate bonds may be fixed or floating, or the bonds may be zero coupons. Interest on corporate bonds is typically paid semi-annually and is fully taxable to the bondholder. Corporate bonds contain elements of both interest-rate risk and credit risk. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates and may also be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the marketplace. Corporate bonds usually yield more than government or agency bonds due to the presence of credit risk.

The market value of a corporate bond may be affected by factors directly related to the issuer, such as investors’ perceptions of the creditworthiness of the issuer, the issuer’s financial performance, perceptions of the issuer in the market place, performance of management of the issuer, the issuer’s capital structure and use of financial leverage and demand for the issuer’s goods and services. There is a risk that the issuers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Corporate bonds of below investment grade quality are often high risk and have speculative characteristics and may be particularly susceptible to adverse issuer-specific developments.

Distressed Company Risk. The Balanced Fund may invest in securities of distressed companies that may be subject to greater levels of credit, issuer and liquidity risk than a portfolio that does not invest in such securities.  Debt securities of distressed companies are considered predominantly speculative with respect to the issuers’ continuing ability to make principal and interest payments. Issuers of distressed company securities may also be involved in restructurings or bankruptcy proceedings that may not be successful. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell these securities (liquidity risk). If the issuer of a debt security is in default with respect to interest or principal payments, the Fund may lose its entire investment.

U.S. Government Obligations. Each Fund, ETF and the Wilshire Underlying Funds may invest in U.S. government obligations. U.S. government obligations are direct obligations of the U.S. government and are supported by the full faith and credit of the U.S. government. U.S. government agency securities are issued or guaranteed by U.S. government-sponsored enterprises and federal agencies. Some of these securities are backed by the full faith and credit of the U.S. government; others are backed by the agency’s right to borrow a specified amount from the U.S. Treasury; and still others, while not guaranteed directly or indirectly by the U.S. government, are backed with collateral in the form of cash, Treasury securities or debt instruments that the lending institution has acquired through its lending activities. Examples of the types of U.S. government obligations which the Funds, ETFs or the Wilshire Underlying Funds may hold include U.S. Treasury bills, Treasury instruments and Treasury bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, the Farmers Home Administration, the Export-Import Bank of the United States, the Small Business Administration, FNMA, GNMA, the General Services Administration, the Student Loan Marketing Association, the Central Bank for Cooperatives, FHLMC, the Federal Intermediate Credit Banks, the Maritime Administration, the International Bank of Reconstruction and Development (the “World Bank”), the Asian-American Development Bank and the Inter-American Development Bank.

Supranational Organization Obligations. The Small Cap Fund, the Income Fund, the Balanced Fund and the Socially Responsible Fund may purchase debt securities of supranational organizations such as the European Coal and Steel Community, the European Economic Community and the World Bank, which are chartered to promote economic development.

Municipal Securities.  The Balanced Fund may invest in municipal securities issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the payments from which, in the opinion of bond counsel to the issuer, are excludable from gross income for Federal income tax purposes (“Municipal Bonds”). The Balanced Fund may also invest in Municipal Bonds that pay interest excludable from gross income for purposes of state and local income taxes of the designated state and/or allow the value of the Fund’s shares to be exempt from state and local taxes of the designated state.  The Balanced Fund may also invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Balanced Fund’s subadviser believes such securities to pay interest excludable from gross income for purposes of Federal income tax and state and local income taxes of the designated state and/or state and local personal property taxes of the designated state (“Non-Municipal Tax-Exempt Securities”). Non-Municipal Tax-Exempt Securities could include trust certificates or other instruments evidencing interest in one or more long term municipal securities. Non-Municipal Tax- Exempt Securities also may include securities issued by other investment companies that invest in Municipal Bonds, to the extent such investments are permitted by applicable law. Non-Municipal Tax-Exempt Securities that pay interest excludable from gross income for Federal income tax purposes will be considered “Municipal Bonds” for purposes of the Balanced Fund’s investment objective and policies.

The Balanced Fund’s subadviser cannot guarantee the accuracy of any opinion issued by bond counsel regarding the tax-exempt status of a Municipal Bond. Furthermore, there can be no guarantee that the Internal Revenue Service (“IRS”) will agree with such counsel’s opinion. The value of Municipal Bonds may also be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of Municipal Bonds or the rights of Municipal Bond holders in the event of a bankruptcy. From time to time, Congress has introduced proposals to restrict or eliminate the federal income tax exemption for interest on Municipal Bonds. State legislatures may also introduce proposals that would affect the state tax treatment of the Balanced Fund’s distributions. If such proposals were enacted, the availability of Municipal Bonds and the value of the Balanced Fund’s holdings would be affected, and the investment objectives and policies of the Fund would likely be re-evaluated.

Investments in Municipal Bonds present certain risks, including credit, interest rate, liquidity, and prepayment risks. Municipal Bonds may also be affected by local, state, and regional factors, including erosion of the tax base and changes in the economic climate. In addition, municipalities and municipal projects that rely directly or indirectly on federal funding mechanisms may be negatively affected by actions of the federal government including reductions in federal spending, increases in federal tax rates, or changes in fiscal policy.

The marketability, valuation or liquidity of Municipal Bonds may be negatively affected in the event that states, localities or their authorities default on their debt obligations or other market events arise, which in turn may negatively affect the Balanced Fund’s performance, sometimes substantially. A credit rating downgrade relating to, default by, or insolvency or bankruptcy of, one or several municipal issuers in a particular state, territory, or possession could affect the market value or marketability of Municipal Bonds from any one or all such states, territories, or possessions.

The value of Municipal Bonds may also be affected by uncertainties with respect to the rights of holders of Municipal Bonds in the event of bankruptcy. Municipal bankruptcies have in the past been relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among Municipal Bond issuers within a state. These legal uncertainties could affect the Municipal Bond market generally, certain specific segments of the market, or the relative credit quality of particular securities. Any of these effects could have a significant impact on the prices of some or all of the Municipal Bonds held by the Balanced Fund.

The Balanced Fund may also invest in taxable municipal bonds that do not qualify for federal support. Taxable municipal bonds are municipal bonds in which interest paid to the bondholder does not qualify as tax-exempt for federal tax purposes because of the use to which the bond proceeds are put by the municipal borrower. Although taxable municipal bonds are subject to federal taxation, they may not be subject to taxation by the state in which the municipal issuer is located.

Municipal Bond Insurance.  The Balanced Fund may purchase a Municipal Bond that is covered by insurance that guarantees the bond’s scheduled payment of interest and repayment of principal. This type of insurance may be obtained by either: (i) the issuer at the time the Municipal Bond is issued (primary market insurance); or (ii) another party after the bond has been issued (secondary market insurance). Both of these types of insurance seek to guarantee the timely and scheduled repayment of all principal and payment of all interest on a Municipal Bond in the event of default by the issuer, and cover a Municipal Bond to its maturity, typically enhancing its credit quality and value.

Even if a Municipal Bond is insured, it is still subject to market fluctuations, which can result in fluctuations in a Fund’s share price. In addition, a Municipal Bond insurance policy will not cover: (i) repayment of a Municipal Bond before maturity (redemption); (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond; or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a Municipal Bond issue whereby part of the Municipal Bond issue may be retired before maturity.

Some of the Municipal Bonds outstanding are insured by a small number of insurance companies, not all of which have the highest credit rating. As a result, an event involving one or more of these insurance companies could have a significant adverse effect on the value of the securities insured by that insurance company and on the municipal markets as a whole. If the Municipal Bond is not otherwise rated, the ratings of insured bonds reflect the credit rating of the insurer, based on the rating agency’s assessment of the creditworthiness of the insurer and its ability to pay claims on its insurance policies at the time of the assessment. While the obligation of a Municipal Bond insurance company to pay a claim extends over the life of an insured bond, there is no assurance that Municipal Bond insurers will meet their claims. A higher-than-anticipated default rate on Municipal Bonds (or other insurance the insurer provides) could strain the insurer’s loss reserves and adversely affect its ability to pay claims to bondholders.

Lease Obligations. The Small Cap Fund may hold participation certificates in a lease, an installment purchase contract or a conditional sales contract (“Lease Obligations”). The subadviser will monitor the credit standing of each municipal borrower and each entity providing credit support and/or a put option relating to lease obligations. In determining whether a lease obligation is liquid, the subadviser will consider, among other factors, the following: (i) whether the lease may be canceled; (ii) the degree of assurance that assets represented by the lease could be sold; (iii) the strength of the lessee’s general credit (e.g., its debt, administrative, economic, and financial characteristics); (iv) the likelihood that the municipality would discontinue appropriating funding for the lease property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an “event of nonappropriation”); (v) legal recourse in the event of failure to appropriate; (vi) whether the security is backed by a credit enhancement such as insurance; and (vii) any limitations which are imposed on the lease obligor’s ability to utilize substitute property or services other than those covered by the lease obligation.

Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal lease experiencing non-payment and a potential decrease in the net asset value of the Fund. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays and limitations with respect to the collection of principal and interest on such municipal leases and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in lease payments, the Fund might take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses and adversely affect the net asset value of the Fund. When the lease contains a non-appropriation clause, however, the failure to pay would not be a default and the Fund would not have the right to take possession of the assets. Any income derived from the Fund’s ownership or operation of such assets may not be tax-exempt. In addition, the Fund’s intention to qualify as a “regulated investment company” under the Code, may limit the extent to which the Fund may exercise its rights by taking possession of such assets, because as a regulated investment company the Fund is subject to certain limitations on its investments and on the nature of its income.

Commercial Paper. The Equity Fund, the Small Cap Fund, the Socially Responsible Fund, the Income Fund, the Balanced Fund and the Wilshire Underlying Funds may purchase commercial paper rated (at the time of purchase) A 1 by S&P or Prime 1 by Moody’s or, when deemed advisable by the Fund’s adviser or subadviser, “high quality” issues rated A 2 or Prime 2 by S&P or Moody’s, respectively. These ratings are described in Appendix A. The Balanced Fund may also purchase lower-rated, or unrated, commercial paper.

Commercial paper purchasable by the Funds includes “Section 4(2) paper,” a term that includes debt obligations issued in reliance on the “private placement” exemption from registration afforded by Section 4(2) of the 1933 Act. Section 4(2) paper is restricted as to disposition under the federal securities laws, and is frequently sold (and resold) to institutional investors such as the Fund through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. Certain transactions in Section 4(2) paper may qualify for the registration exemption provided in Rule 144A under the 1933 Act.

Asset-Backed Commercial Paper.  The Balanced Fund may purchase asset-backed commercial paper.  Asset-backed commercial paper is commercial paper collateralized by other financial assets.  These securities are exposed not only to the risks relating to commercial paper, but also the risks relating to the collateral.

Investment Grade Debt Obligations. The Equity Fund, the Income Fund, the Balanced Fund and ETFs may invest in “investment grade securities,” which are securities rated in the four highest rating categories of an NRSRO. It should be noted that debt obligations rated in the lowest of the top four ratings (i.e., Baa by Moody’s or BBB by S&P) are considered to have some speculative characteristics and are more sensitive to economic change than higher rated securities. See Appendix A to this SAI for a description of applicable securities ratings.

When-Issued Purchase and Forward Commitments. The Funds and certain ETFs, may enter into “when-issued” and “forward” commitments, including, for the Income Fund and Small Cap Fund, TBA purchase commitments, to purchase or sell securities at a fixed price at a future date. When a fund agrees to purchase securities on this basis, liquid assets equal to the amount of the commitment will be set aside in a separate account. Normally fund securities to satisfy a purchase commitment will be set aside, and in such a case a fund, may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the fund’s commitments. It may be expected that the market value of a fund’s net assets will fluctuate to a greater degree when it sets aside fund securities to cover such purchase commitments than when it sets aside cash. Because a Fund’s liquidity and ability to manage its portfolio might be affected when it sets aside cash or fund securities to cover such purchase commitments, each Fund (except the Balanced Fund) expects that its forward commitments and commitments to purchase when-issued or, in the case of the Income Fund, TBA securities will not exceed 25% of the value of its total assets absent unusual market conditions.

If deemed advisable as a matter of investment strategy, a Fund may dispose of or renegotiate a commitment after it has been entered into and may sell securities it has committed to purchase before those securities are delivered to the fund on the settlement date. In these cases, a fund may realize a taxable capital gain or loss. When a fund engages in when-issued, TBA or forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in a fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous. The market value of the securities underlying a commitment to purchase securities, and any subsequent fluctuations in their market value, is taken into account when determining the market value of each fund starting on the day the fund agrees to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

Stand-By Commitments. The Small Cap Fund may invest in stand-by commitments. Under a stand-by commitment for a Municipal Obligation, a dealer agrees to purchase at the Fund’s option a specified Municipal Obligation at a specified price. Stand-by commitments for Municipal Obligations may be exercisable by the Fund at any time before the maturity of the underlying Municipal Obligations and may be sold, transferred or assigned only with the instruments involved. It is expected that such stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for such a stand-by commitment either separately in cash or by paying a higher price for Municipal Obligations which are acquired subject to the commitment for Municipal Obligations (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments for Municipal Obligations held by the Fund will not exceed 1/2 of 1% of the value of the Fund’s total assets calculated immediately after each stand-by commitment is acquired.

Stand-by commitments will only be entered into with dealers, banks and broker-dealers which, in a subadviser’s opinion, present minimal credit risks. The Fund will acquire stand-by commitments solely to facilitate Fund liquidity and not to exercise its rights thereunder for trading purposes. Stand-by commitments will be valued at zero in determining net asset value. Accordingly, where the Fund pays directly or indirectly for a stand-by commitment, its cost will be reflected as an unrealized loss for the period during which the commitment is held by the Fund and will be reflected as a realized gain or loss when the commitment is exercised or expires.

Investment Companies. In connection with the management of its daily cash position, the Funds, the Wilshire Underlying Funds and ETFs may invest in securities issued by other investment companies which invest in short-term debt securities and which seek to maintain a $1.00 net asset value per share. The International Equity Fund and the Wilshire International Equity Fund may purchase shares of investment companies investing primarily in foreign securities, including so-called “country funds.” Country funds have portfolios consisting exclusively of securities of issuers located in one foreign country. As a shareholder of another investment company, a Fund, the Wilshire Underlying Funds or ETF would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the expenses a Fund, the Wilshire Underlying Funds or ETF bears directly in connection with its own operations.

Rule 12d1-1, under the 1940 Act, permits a fund to invest an unlimited amount of its uninvested cash in a money market fund so long as such investment is consistent with a Fund, the Wilshire Underlying Funds or ETF’s investment objectives and policies. As a shareholder in an investment company, a fund, would bear its pro rata portion of the investment company’s expenses, including advisory fees, in addition to its own expenses.

Shares of Other Investment Vehicles. Subject to the requirements of the 40 Act, the Balanced Fund may invest in shares of other investment companies or other investment vehicles, which may include, without limitation, among others, mutual funds, closed-end funds and exchange-traded funds (“ETFs”) such as index-based investments and private or foreign investment Funds. The Balanced Fund may also invest in investment vehicles that are not subject to regulation as registered investment companies. Securities of investment vehicles that are not subject to regulation as registered investment companies may be considered to be illiquid and, therefore, are subject to the Balanced Fund’s limitation on illiquid securities as discussed in the Balanced Fund’s fundamental investment restrictions.

The main risk of investing in index-based investment companies is the same as investing in a portfolio of securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded. Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

To the extent the Balanced Fund invests in other investment companies, or other investment vehicles, it will incur its pro rata share of the underlying investment companies’ expenses (including, for example, investment advisory and other management fees). In addition, the Balanced Fund will be subject to the effects of business and regulatory developments that affect an underlying investment company or the investment company industry generally.

Loans Generally. The Balanced Fund may invest in fixed and floating rate loans. Loans may include syndicated bank loans, senior floating rate loans (“senior loans”), secured and unsecured loans, second lien or more junior loans (“junior loans”), bridge loans, unfunded commitments, PIK and toggle loans, and other floating rate loans. Loans are typically arranged through private negotiations between borrowers in the U.S. or in foreign or emerging markets which may be corporate issuers or issuers of sovereign debt obligations (“borrowers”) and one or more financial institutions and other lenders (“lenders”). A loan in which the Balanced Fund may invest typically is structured by an agent bank acting on behalf of a group of lenders to whom the loan will be syndicated. The syndicate of lenders often consists of commercial and investment banks, thrift institutions, insurance companies, finance companies, mutual funds and other institutional investment vehicles or other financial institutions. Typically, the agent bank administers the loan on behalf of all the lenders.

This lender is referred to as the agent bank. The agent bank is primarily responsible for negotiating on behalf of the original lenders the loan agreement which establishes the terms and conditions of the syndicated bank loan and the rights of the borrower and the lenders. The agent bank also is responsible for monitoring collateral, distributing required reporting, and for exercising remedies available to the lenders such as foreclosure upon collateral. In addition, an institution, typically, but not always the agent bank, holds any collateral on behalf of the lenders.

Generally, the Balanced Fund may invest in a loan in one of two ways. It may purchase a participation interest, or it may purchase an assignment. Participation interests are interests issued by a lender, which represent a fractional interest in a loan. The Balanced Fund may acquire participation interests from a lender or other holders of participation interests. An assignment represents a portion of a loan previously attributable to a different lender. Unlike a participation interest, the Balanced Fund will generally become a lender for the purposes of the relevant loan agreement by purchasing an assignment. If the Fund purchases an assignment from a lender, the Balanced Fund will generally have direct contractual rights against the borrower in favor of the lenders. On the other hand, if the Balanced Fund purchases a participation interest either from a lender or a participant, the Balanced Fund typically will have established a direct contractual relationship with the seller/issuer of the participation interest, but not with the borrower. Consequently, the Balanced Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. Therefore, when the Balanced Fund invests in syndicated bank loans through the purchase of participation interests, Guggenheim must consider the creditworthiness of the agent bank and any lenders and participants interposed between the Balanced Fund and a borrower.

Purchases of syndicated bank loans in the market may take place at, above, or below the par value of a syndicated bank loan. Purchases above par will effectively reduce the amount of interest being received by the Balanced Fund through the amortization of the purchase price premium, whereas purchases below par will effectively increase the amount of interest being received by the Balanced Fund through the amortization of the purchase price discount. The Balanced Fund may be able to invest in syndicated bank loans only through participation interests or assignments at certain times when reduced direct investment opportunities in syndicated bank loans may exist.

A loan may be secured by collateral that, at the time of origination, has a fair market value at least equal to the amount of such loan. Guggenheim generally will determine the value of the collateral by customary valuation techniques that it considers appropriate. However, the value of the collateral may decline following the Balanced Fund’s investment. Also, collateral may be difficult to sell, and there are other risks which may cause the collateral to be insufficient in the event of a default. Consequently, the Fund might not receive payments to which it is entitled. The collateral may consist of various types of assets or interests including working capital assets or intangible assets. The borrower’s owners may provide additional collateral, typically by pledging their ownership interest in the borrower as collateral for the loan.

In the process of buying, selling and holding loans, the Balanced Fund may receive and/or pay certain fees. These fees are in addition to the interest payments received and may include facility fees, commitment fees and commissions. When the Fund buys or sells a loan it may pay a fee.

Loans are subject to the risks associated with other debt obligations, including: interest rate risk, credit risk, market risk, liquidity risk, counterparty risk and risks associated with high yield securities. Many loans in which the Balanced Fund may invest may not be rated by a rating agency, will not be registered with the SEC or any state securities commission, and will not be listed on any national securities exchange. The amount of public information with respect to loans will generally be less extensive than that available for registered or exchange-listed securities. The Balanced Fund will make an investment in a loan only after Guggenheim determines that the investment is suitable for the Balanced Fund based on an independent credit analysis. Generally, this means that Guggenheim has determined that the likelihood that the borrower will meet its obligations is acceptable.

Additional Information About Senior Bank Loans (“Senior Loans”).  The Balanced Fund may invest in Senior Loans.  The risks associated with Senior Loans of below-investment grade quality are similar to the risks of other lower grade income securities, although Senior Loans are typically senior and secured in contrast to subordinated and unsecured income securities. Senior Loans’ higher standing has historically resulted in generally higher recoveries in the event of a corporate reorganization. In addition, because their interest payments are adjusted for changes in short-term interest rates, investments in Senior Loans generally have less interest rate risk than other lower grade income securities, which may have fixed interest rates.

Economic and other events (whether real or perceived) can reduce the demand for certain Senior Loans or Senior Loans generally, which may reduce market prices and cause the Balanced Fund’s net asset value per share to fall. The frequency and magnitude of such changes cannot be predicted.

Loans and other debt instruments are also subject to the risk of price declines due to increases in prevailing interest rates, although floating-rate debt instruments are substantially less exposed to this risk than fixed-rate debt instruments. Interest rate changes may also increase prepayments of debt obligations and require the Balanced Fund to invest assets at lower yields. No active trading market may exist for certain Senior Loans, which may impair the ability of the Balanced Fund to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded Senior Loans.

Additional Information About Second Lien Loans.  The Balanced Fund may invest in second lien loans. Second lien loans are subject to the same risks associated with investment in Senior Loans and other lower grade Income Securities. However, second lien loans are second in right of payment to Senior Loans and therefore are subject to the additional risk that the cash flow of the borrower and any property securing the loan may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second lien loans are expected to have greater price volatility and exposure to losses upon default than Senior Loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in second lien loans, which would create greater credit risk exposure.

Additional Information About Subordinated Secured Loans.  The Balanced Fund may invest in subordinated secured loans.  Subordinated secured loans generally are subject to similar risks as those associated with investment in Senior Loans, Second Lien Loans and below investment grade securities. However, such loans may rank lower in right of payment than any outstanding Senior Loans, Second Lien Loans or other debt instruments with higher priority of the borrower and therefore are subject to additional risk that the cash flow of the borrower and any property securing the loan may be insufficient to meet scheduled payments and repayment of principal in the event of default or bankruptcy after giving effect to the higher ranking secured obligations of the borrower. Subordinated secured loans are expected to have greater price volatility than Senior Loans and second lien loans and may be less liquid.

Additional Information About Unsecured Loans.  The Balanced Fund may invest in unsecured loans.  Unsecured loans generally are subject to similar risks as those associated with investment in Senior Loans, second lien loans, subordinated secured loans and below investment grade securities. However, because unsecured loans have lower priority in right of payment to any higher ranking obligations of the borrower and are not backed by a security interest in any specific collateral, they are subject to additional risk that the cash flow of the borrower and available assets may be insufficient to meet scheduled payments and repayment of principal after giving effect to any higher ranking obligations of the borrower. Unsecured loans are expected to have greater price volatility than Senior Loans, second lien loans and subordinated secured loans and may be less liquid.

Debtor In Possession Loan Risks.  DIP financings are subject to additional risks. DIP financings are arranged when an entity seeks the protections of the bankruptcy court under Chapter 11 of the U.S. Bankruptcy Code and must be approved by the bankruptcy court. These financings allow the entity to continue its business operations while reorganizing under Chapter 11. DIP financings are typically fully secured by a lien on the debtor’s otherwise unencumbered assets or secured by a junior lien on the debtor’s encumbered assets (so long as the loan is fully secured based on the most recent current valuation or appraisal report of the debtor). DIP financings are often required to close with certainty and in a rapid manner in order to satisfy existing creditors and to enable the issuer to emerge from bankruptcy or to avoid a bankruptcy proceeding. There is a risk that the borrower will not emerge from Chapter 11 bankruptcy proceedings and be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code. In the event of liquidation, the Fund’s only recourse will be against the property securing the DIP financing.

Mortgage Backed Securities (“MBS”) Risks.  The Balanced Fund may invest in MBS.  MBS represent an interest in a pool of mortgages. MBS are subject to certain risks: credit risk associated with the performance of the underlying mortgage properties and of the borrowers owning these properties; risks associated with their structure and execution (including the collateral, the process by which principal and interest payments are allocated and distributed to investors and how credit losses affect the return to investors in such MBS); risks associated with the servicer of the underlying mortgages; adverse changes in economic conditions and circumstances, which are more likely to have an adverse impact on MBS secured by loans on certain types of commercial properties than on those secured by loans on residential properties; prepayment risk, which can lead to significant fluctuations in the value of the MBS; loss of all or part of the premium, if any, paid; and decline in the market value of the security, whether resulting from changes in interest rates, prepayments on the underlying mortgage collateral or perceptions of the credit risk associated with the underlying mortgage collateral. In addition, the Fund’s level of investment in MBS of a particular type or in MBS issued or guaranteed by affiliated obligors, serviced by the same servicer or backed by underlying collateral located in a specific geographic region, may subject the Fund to additional risk.

When market interest rates decline, more mortgages are refinanced and the securities are paid off earlier than expected. Prepayments may also occur on a scheduled basis or due to foreclosure. When market interest rates increase, the market values of MBS decline. At the same time, however, mortgage refinancings and prepayments slow, which lengthens the effective maturities of these securities. As a result, the negative effect of the rate increase on the market value of MBS is usually more pronounced than it is for other types of debt securities. The Fund may invest in sub-prime mortgages or MBS that are backed by sub-prime mortgages. Moreover, the relationship between prepayments and interest rates may give some high-yielding MBS less potential for growth in value than conventional bonds with comparable maturities. During periods of falling interest rates, the reinvestment of prepayment proceeds by the Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. Because of these and other reasons, MBS’s total return and maturity may be difficult to predict precisely. To the extent that the Fund purchases MBS at a premium, prepayments (which may be made without penalty) may result in loss of the Fund’s principal investment to the extent of premium paid. MBS generally are classified as either CMBS or RMBS, each of which are subject to certain specific risks.

Commercial mortgage-backed securities (“CMBS”) risk. The market for CMBS developed more recently and, in terms of total outstanding principal amount of issues, is relatively small compared to the market for residential single family MBS. CMBS are subject to particular risks. CMBS lack of standardized terms, have shorter maturities than residential mortgage loans and provide for payment of all or substantially all of the principal only at maturity rather than regular amortization of principal. In addition, commercial lending generally is viewed as exposing the lender to a greater risk of loss than residential lending. Commercial lending typically involves larger loans to single borrowers or groups of related borrowers than residential mortgage loans. In addition, the repayment of loans secured by income producing properties typically is dependent upon the successful operation of the related real estate project and the cash flow generated therefrom. Net operating income of an income-producing property can be affected by, among other things: tenant mix, success of tenant businesses, property management decisions, property location and condition, competition from comparable types of properties, changes in laws that increase operating expense or limit rents that may be charged, any need to address environmental contamination at the property, the occurrence of any uninsured casualty at the property, changes in national, regional or local economic conditions and/or specific industry segments, declines in regional or local real estate values, declines in regional or local rental or occupancy rates, increases in interest rates, real estate tax rates and other operating expenses, change in governmental rules, regulations and fiscal policies, including environmental legislation, acts of God, terrorism, social unrest and civil disturbances. Consequently, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on MBS secured by loans on commercial properties than on those secured by loans on residential properties. Additional risks may be presented by the type and use of a particular commercial property. Special risks are presented by hospitals, nursing homes, hospitality properties and certain other property types. Commercial property values and net operating income are subject to volatility, which may result in net operating income becoming insufficient to cover debt service on the related mortgage loan. The exercise of remedies and successful realization of liquidation proceeds relating to CMBS may be highly dependent on the performance of the servicer or special servicer. There may be a limited number of special servicers available, particularly those that do not have conflicts of interest.

Residential mortgage-backed securities (“RMBS”) risk. Credit-related risk on RMBS arises from losses due to delinquencies and defaults by the borrowers in payments on the underlying mortgage loans and breaches by originators and servicers of their obligations under the underlying documentation pursuant to which the RMBS are issued. The rate of delinquencies and defaults on residential mortgage loans and the aggregate amount of the resulting losses will be affected by a number of factors, including general economic conditions, particularly those in the area where the related mortgaged property is located, the level of the borrower’s equity in the mortgaged property and the individual financial circumstances of the borrower. If a residential mortgage loan is in default, foreclosure on the related residential property may be a lengthy and difficult process involving significant legal and other expenses. The net proceeds obtained by the holder on a residential mortgage loan following the foreclosure on the related property may be less than the total amount that remains due on the loan. The prospect of incurring a loss upon the foreclosure of the related property may lead the holder of the residential mortgage loan to restructure the residential mortgage loan or otherwise delay the foreclosure process.

Stripped MBS risk.  Stripped MBS may be subject to additional risks. One type of stripped MBS pays to one class all of the interest from the mortgage assets (the interest only or IO class), while the other class will receive all of the principal (the principal only or PO class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these securities. If the assets underlying the IO class experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully, or at all, its initial investment in these securities. Conversely, PO class securities tend to decline in value if prepayments are slower than anticipated.

Sub-prime mortgage market risk.  The residential mortgage market in the United States has experienced difficulties that may adversely affect the performance and market value of certain mortgages and MBS. Delinquencies and losses on residential mortgage loans (especially sub-prime and second-lien mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of housing values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have experienced serious financial difficulties or bankruptcy. Largely due to the foregoing, reduced investor demand for mortgage loans and MBS and increased investor yield requirements caused limited liquidity in the secondary market for certain MBS, which can adversely affect the market value of MBS. It is possible that such limited liquidity in such secondary markets could continue or worsen. If the economy of the United States deteriorates further, the incidence of mortgage foreclosures, especially sub-prime mortgages, may increase, which may adversely affect the value of any MBS owned by the Fund.

Any increase in prevailing market interest rates, which are currently near historical lows, may result in increased payments for borrowers who have adjustable rate mortgages. Moreover, with respect to hybrid mortgage loans after their initial fixed rate period, interest-only products or products having a lower rate, and with respect to mortgage loans with a negative amortization feature which reach their negative amortization cap, borrowers may experience a substantial increase in their monthly payment even without an increase in prevailing market interest rates. Increases in payments for borrowers may result in increased rates of delinquencies and defaults on residential mortgage loans underlying the RMBS.

The significance of the mortgage crisis and loan defaults in residential mortgage loan sectors led to the enactment of numerous pieces of legislation relating to the mortgage and housing markets. These actions, along with future legislation or regulation, may have significant impacts on the mortgage market generally and may result in a reduction of available transactional opportunities for the Fund or an increase in the cost associated with such transactions and may adversely impact the value of RMBS.

During the mortgage crisis, a number of originators and servicers of residential and commercial mortgage loans, including some of the largest originators and servicers in the residential and commercial mortgage loan market, experienced serious financial difficulties. Such difficulties may affect the performance of non-agency RMBS and CMBS. There can be no assurance that originators and servicers of mortgage loans will not continue to experience serious financial difficulties or experience such difficulties in the future, including becoming subject to bankruptcy or insolvency proceedings, or that underwriting procedures and policies and protections against fraud will be sufficient in the future to prevent such financial difficulties or significant levels of default or delinquency on mortgage loans.

Recent Market Events Risk. Over the past several years, events in the financial sector have resulted in an unusually high degree of volatility in the financial markets and the economy at large. Both domestic and international equity and fixed income markets have been experiencing heightened volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected.

These market conditions have resulted in fixed-income instruments experiencing unusual liquidity issues, increased price volatility and, in some case, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for borrowers to obtain financing on attractive terms, if at all. As a result, the values of many types of securities have been reduced, including, but not limited to, mortgage-backed, asset-backed and corporate debt securities.

The U.S. federal government and certain foreign central banks have acted to calm credit markets and increase confidence in the U.S. and world economies. Certain of these entities have injected liquidity into the markets and taken other steps in an effort to stabilize the market and grow the economy. The ultimate effect of these efforts is, of course, not yet known. Withdrawal of this support or other policy changes by governments or central banks, could negatively affect the value and liquidity of certain securities.

Because the situation in the markets is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market events.

Cyber Security Risk. Investment companies such as the Funds and their service providers may be prone to operational and information security risks resulting from cyber -attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber security attacks affecting a Fund or its adviser, subadvisers, custodian, transfer agent and other third party service providers may adversely impact the Fund. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact a Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential company information, impede trading, subject the Fund to regulatory fines or financial losses, and cause reputational damage. The Funds may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which the Funds may invest, which could result in materials adverse consequences for such issuers, and may cause the Fund’s investment in such portfolio companies to lose value.

Legislation and Regulation Risk.  The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which was signed into law in July 2010, has resulted in a significant revision of the U.S. financial regulatory framework. The Dodd-Frank Act covers a broad range of topics, including, among many others: a reorganization of federal financial regulators; the creation of a process designed to ensure financial system stability and the resolution of potentially insolvent financial firms; the enactment of new rules for derivatives trading; the creation of a consumer financial protection watchdog; the registration and regulation of managers of private funds; the regulation of rating agencies; and the enactment of new federal requirements for residential mortgage loans. The regulation of various types of derivative instruments pursuant to the Dodd-Frank Act may adversely affect the Fund or its counterparties. The ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain and issuers of securities in which the Fund invests may also be affected by the new legislation and regulation in ways that are currently unknown and unforeseeable.

In connection with an ongoing review by the SEC and its staff of the regulation of investment companies’ use of derivatives, on August 31, 2011, the SEC issued a concept release to seek public comment on a wide range of issues raised by the use of derivatives by investment companies. The SEC noted that it intends to consider the comments to help determine whether regulatory initiatives or guidance are needed to improve the current regulatory regime for investment companies and, if so, the nature of any such initiatives or guidance. While the nature of any such regulations is uncertain at this time, it is possible that such regulations could limit the implementation of the Fund’s options strategy or other uses of derivatives, which could have an adverse impact on the Fund. The adviser or sub-adviser cannot predict the effects of these regulations on the Fund’s portfolio. The adviser or sub-adviser intends to monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that they will be successful in doing so. According to various reports, certain financial institutions, commencing as early as 2005 and throughout the global financial crisis, routinely made artificially low submissions in the LIBOR rate setting process. In June 2012, one such financial institution was fined a significant amount by various financial regulators in connection with allegations of manipulation of LIBOR rates. Other financial institutions in various countries are being investigated for similar actions. These developments may have adversely affected the interest rates on securities whose interest payments were determined by reference to LIBOR. Any future similar developments could, in turn, reduce the value of such securities owned by the Fund.

MANAGEMENT OF THE FUNDS

A listing of the Trustees and officers of the Trust, their ages and their principal occupations for the past five years is presented below. The address of each Trustee and officer is 1299 Ocean Avenue, Suite 700, Santa Monica, California 90401.

Name and Age	Position Held With The Trust	Term Of Office(1) and Length of Time Served	Principal Occupations During the Past Five Years	Number of Funds/Funds in Complex Overseen by Trustee	Other Directorships Held by Trustee
NON-INTERESTED TRUSTEES
Margaret M. Cannella, 62	Trustee	Since 2011	Adjunct Professor, Columbia Business School. Formerly, Managing Director, Head, Global Credit Research and Corporate Strategy, JPMorgan Securities, Inc. and Managing Director, Head US Corporate Research, JP Morgan Securities, Inc.	15	Wilshire Mutual Funds, Inc. (6 Funds); Schroder Series Trust; Schroder Global Series Trust; Schroder Capital Funds (Delaware); Watford Reinsurance Ltd.; Advanced Pierre Foods; Princeton-in-Asia
Roger A. Formisano, 65	Trustee	Since 2002	Vice President, University Medical Foundation, 2006- Present; formerly Director, The Center for Leadership and Applied Business, UW-Madison School of Business; Principal, R.A. Formisano & Company, LLC	15	Integrity Mutual Insurance Company, Wilshire Mutual Funds, Inc. (6 Funds)
Edward Gubman, 62	Trustee	Since 2011	Founder and Principal, Strategic Talent Solutions	15	Wilshire Mutual Funds, Inc. (6 Funds)
Suanne K. Luhn, 59	Trustee	Since 2008	Retired; formerly Chief Compliance Officer, Bahl & Gaynor (investment adviser) (1990 to 2006)	15	Wilshire Mutual Funds, Inc. (6 Funds)

Name and Age	Position Held With The Trust	Term Of Office(1) and Length of Time Served	Principal Occupations During the Past Five Years	Number of Funds/Funds in Complex Overseen by Trustee	Other Directorships Held by Trustee
George J. Zock, 63	Trustee, Chairman of the Board	Since 1996; Trustee of Predecessor Funds from 1995 to 1996	Independent Consultant; Horace Mann Service Corporation (2004 to 2005); Executive Vice President, Horace Mann Life Insurance Company and Horace Mann Service Corporation (1997 to 2003)	15	Wilshire Mutual Funds, Inc. (6 Funds); Armed Forces Insurance Exchange
OFFICERS
Jason Schwarz, 39	President	Since 2012	President, Wilshire Funds Management, Head of Wilshire Funds Management’s Client Service, Sales, Marketing and Distribution functions (since 2005)	N/A	N/A
James E. St. Aubin, 36	Vice President	Since 2009	Managing Director and Senior Portfolio Manager in Wilshire's Funds Management Group. 2004-2008, Senior Consultant at Ibbotson Associates-a division Morningstar Inc.	N/A	N/A
Helen Thompson, 45	Chief Compliance Officer Vice President	Since 2013 Since 2008
Managing Director, Wilshire Associates Incorporated. (since 2003); Associate Director, First Quadrant, L.P. (2001 to 2003); Chief Compliance Officer, Financial Controller, Company Secretary, Associate Director (1996 to 2003), First Quadrant Limited
				N/A	N/A
Reena S. Lalji, 42	Secretary	Since 2009	Managing Director and General Counsel, Wilshire Associates Incorporated (Since 2009); Senior Counsel, Royal Bank of Canada (2003-2008)	N/A	N/A
Michael Wauters, 48	Treasurer	Since 2009	Chief Financial Officer, Wilshire Associates Incorporated (since 2009); Assistant Vice President- Financial Operations, Pacific Life Insurance Company (2000-2009)	N/A	N/A
Nathan R. Palmer, 37	Vice President	Since 2011
Managing Director, Wilshire Funds Management (since 2011); Senior Investment Management Associate, Convergent Wealth Advisors (2009-2010); Director Public Markets, Investment Office, California Institute of Technology (2008-2009). Treasury Manager, Retirement Investments, Intel Corporation (2004-2008)
				N/A	N/A

(1)
Each Trustee serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal (as provided in the Trust’s Declaration of Trust) or retirement which takes effect no later than the May 1 following his or her 70th birthday. Officers are elected by the Board on an annual basis to serve until their successors have been elected and qualified.

Board of Trustees

Under the Trust’s Declaration of Trust and the laws of the State of Delaware, the Board of Trustees is responsible for managing the Trust’s business and affairs. The Board is currently comprised of five trustees, all of whom are classified under the 1940 Act as “non-interested” persons of the Trust and are often referred to as “independent trustees.”

Qualifications and Experience

The following is a summary of the experience, qualifications, attributes and skills of each Trustee that support the conclusion, as of the date of this SAI, that each Trustee should serve as a Trustee in light of the Trust’s business and structure. Each Trustee also has considerable familiarity with the Trust, the Adviser and distributor, and their operations, as well as the special regulatory requirements governing regulated investment companies and the special responsibilities of investment company directors as a result of his or her substantial prior service as a Trustee of the Trust. References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Trustee as having any special expertise and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Margaret M. Cannella. Ms. Cannella has served as a Trustee since 2011 and is chairperson of the Investment Committee since 2012. She has also served as a Board member of other funds in the Wilshire Funds complex since 2011. Ms. Cannella is retired from JPMorgan Securities, Inc., where she served as Managing Director and Head of Global Credit Research and Equity and Credit Strategy from 2007 to 2009, Managing Director and Head of US Equity and Equity Research from 2005 to 2007, and Managing Director and Head of US Credit Research from 1998 to 2004. Prior to joining JPMorgan Securities, Inc., Ms. Cannella served as Managing Director and Head of Global Research at Citigroup. Ms. Cannella currently serves on the Board of Trustees of Schroder Series Trust, Schroder Global Series Trust and Schroder Capital Funds (Delaware). Ms. Cannella is also currently on the Board of Directors of Advanced Pierre Foods, a portfolio company of Oaktree Capital Partners, where she serves as Audit Committee chair, and she is a member of the Board of Directors of Watford Reinsurance Ltd. Ms. Cannella is also past Chair of Women in Leadership at Princeton University, and past Chair and current Trustee of Princeton-in-Asia. Ms. Cannella has been a member of the Council on Foreign Relations since 1999. She also serves as an adjunct professor at Columbia Business School and designs and teaches credit markets development programs at JPMorgan and the Federal Reserve Bank.

Roger A. Formisano. Mr. Formisano has served as Trustee of the Trust since 2002 and is chairperson of the Audit Committee. He has also served as a Board member of other funds in the Wilshire Funds complex since 2002. Mr. Formisano is Vice President of the University Medical Foundation, University of Wisconsin, and Founder and Principal of R.A. Formisano & Company, LLC. He also serves on the Board of Integrity Mutual Insurance Company. Previously, Mr. Formisano was a Professor and Director of the Center for Leadership and Applied Business at the University of Wisconsin-School of Business and was Chief Operating Officer from 1992 to 1999 of United Wisconsin Services (UWZ), a NYSE listed company and served on the Board of Unity Health Insurance Company. The Board of the Trust has determined that Mr. Formisano is an “audit committee financial expert” as defined by the SEC.

Edward Gubman, PhD. Mr. Gubman has served as a Trustee of the Trust since 2011 and chairperson of the Valuation Committee since 2012. He has also served as a Board member of other funds in the Wilshire Funds complex since 2011. Mr. Gubman is a founding partner of Strategic Talent Solutions, a consulting firm that helps executives with leadership development, talent management and employee engagement. Prior to founding Strategic Talent Solutions in 2004, Mr. Gubman served as a consultant with his own firm, Gubman Consulting, from 2001-2003 where he consulted with clients on leadership and talent management. Mr. Gubman worked at Hewitt Associates from 1983 to 2000 in Account Management and as Global Practice Leader where he specialized in talent management and organizational effectiveness. Mr. Gubman is the author of The Talent Solution: Aligning Strategy and People to Create Extraordinary Business Results and The Engaging Leader: Winning with Today’s “Free Agent” Workforce. He is also the Executive Editor of People & Strategy, The Journal of the Human Resource Planning Society since 2008 and is a lecturer in executive education, MBA, MILR and physician leadership programs at The University of Chicago, Cornell University, The University of Dayton, Indiana University, Northwestern University, the University of Minnesota and the University of Wisconsin. From 2009 to the present, Mr. Gubman has served as a Board member, Assistant Treasurer and Chair of the Personnel Committee of the Jewish Family Service of the Desert, and in 2008 served as Advisor to the Presidential Transition Team on the Social Security Administration and as a committee member, National Policy Committee on Retirement Security from 2007 to 2008. Mr. Gubman has served as Chair of the Publications Committee, of The Human Resource Planning Society since 2008, and as a Board member of The Human Resource Planning Society from 2005 to 2008.

Suanne K. Luhn. Ms. Luhn has served as Trustee of the Trust since 2008. She has also served as a Board member of other funds in the Wilshire Funds complex since 2008. From 1990 to 2006, she served as Chief Compliance Officer at Bahl & Gaynor, an investment advisory firm. Ms. Luhn served as a portfolio manager from 1983-1990, first at Baldwin United Company and later at Scudder, Stevens & Clark, Inc., where she was Director, Socially Responsive Investment Team, Member, Scudder Insurance Asset Management and Member, Institutional Fixed Income Portfolio Management. Ms. Luhn also has experience as Director of Municipal Institutional Sales for Seasongood & Mayer and as Head Trader for Equity and Fixed Income for Scudder, Stevens & Clark, Inc. Ms. Luhn has an MBA in finance.

George J. Zock. Mr. Zock has served as Trustee of the Trust and chairperson of the Board since 1996 and was Trustee of the predecessor fund to the Trust from 1995 to 1996. He is also chairperson of the Nominating Committee. He has also served as a Board member of other funds in the Wilshire Funds complex since 2006. Mr. Zock, a certified public accountant, is currently an independent consultant and is a member of the Illinois CPA Society. Mr. Zock has held senior executive positions with the Horace Mann Life Insurance Company and Horace Mann Service Corporation, serving as Executive Vice President from 1997 to 2003. Mr. Zock has served as a Director for Armed Forces Insurance Exchange from 2013 to present.

Leadership Structure

The Trust’s Board of Trustees manages the business affairs of the Trust. The Trustees establish policies and review and approve contracts and their continuance. The Trustees regularly request and/or receive reports from the Adviser, the Trust’s other service providers and the Trust’s Chief Compliance Officer. The Board is comprised of five trustees, all of whom (including the chairperson) are independent trustees. The independent chairperson, who serves as a spokesperson for the Board, is primarily responsible for facilitating communication among the Trustees and between the Board and the officers and service providers of the Trust and presides at meeting of the Board. In conjunction with the officers and legal counsel, the independent chairperson develops agendas for Board meetings that are designed to be relevant, prioritized, and responsive to Board concerns. The Board has established four standing committees. The Audit Committee is responsible for monitoring the funds’ accounting policies, financial reporting and internal control system; monitoring the work of the funds’ independent accountants and providing an open avenue of communication among the independent accountants, fund management and the Board. The Nominating Committee is primarily responsible for the identification and recommendation of individuals for Board membership and for overseeing the administration of the Trust’s Governance Guidelines and Procedures. The Valuation Committee oversees the activities of the Adviser’s Pricing Committee and fair values Fund securities. The Investment Committee monitors performance of the Funds and the performance of the Adviser and subadvisers. The Trust’s day-to-day operations are managed by the Adviser and other service providers. The Board and the committees meet periodically throughout the year to review the Trust’s activities, including, among others, fund performance, valuation matters and compliance with regulatory requirements, and to review contractual arrangements with service providers. The Board has determined that the Trust’s leadership structure is appropriate given the number, size and nature of the funds in the fund complex.

Risk Oversight

Consistent with its responsibility for oversight of the Trust and its Funds, the Board, among other things, oversees risk management of each Fund’s investment program and business affairs directly and through the committee structure that it has established. Risks to the Funds include, among others, investment risk, credit risk, liquidity risk, valuation risk and operational risk, as well as the overall business risk relating to the Funds. The Board has adopted, and periodically reviews, policies and procedures designed to address these risks. Under the overall supervision of the Board, the Adviser and other services providers to the Funds also have implemented a variety of processes, procedures and controls to address these risks. Different processes, procedures and controls are employed with respect to different types of risks. These processes include those that are embedded in the conduct of regular business by the Board and in the responsibilities of officers of the Trust and other service providers.

The Board requires senior officers of the Trust, including the President, Treasurer and Chief Compliance Officer (“CCO”), to report to the full Board on a variety of matters at regular and special meetings of the Board and its committees, as applicable, including matters relating to risk management. The Treasurer also reports regularly to the Audit Committee on the Trust’s internal controls and accounting and financial reporting policies and practices. The Audit Committee also receives reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Board meets with the Trust’s CCO, including separate meetings with the independent Trustees in executive session, to discuss issues related to portfolio compliance and, on at least an annual basis, receives a report from the CCO regarding the effectiveness of the Trust’s compliance program. In addition, the Investment Committee receives reports from the Adviser on the performance of the Funds and the Valuation Committee receives valuation reports and minutes from the Adviser’s Pricing Committee meetings. The Board also receives reports from the Trust’s primary service providers on a periodic or regular basis, including the Adviser and subadvisers to the Funds as well as the Trust’s custodian, administrator/fund accounting agent, distributor and transfer agent. The Board also requires the Adviser to report to the Board on other matters relating to risk management on a regular and as-needed basis.

The Board has four standing committees—an Audit Committee, a Nominating Committee, a Valuation Committee and an Investment Committee.

The Audit Committee held three meetings in 2013. The current members of the Audit Committee, all of whom are independent trustees, include Messrs. Formisano (chairperson), Gubman and Zock.

The Nominating Committee held four meetings in 2013. The current members of the Nominating Committee, all of whom are independent trustees, include Messrs. Zock (chairperson) and Formisano and Ms. Luhn. Pursuant to the Trust’s Governance Procedures, shareholders may submit suggestions for Board Candidates to the Nominating Committee, which will evaluate candidates for Board membership by forwarding their correspondence by U.S. mail or courier service to the Trust’s Secretary for the attention of the chair of the Nominating Committee.

The Investment Committee held four meetings in 2013. The current members of the Investment Committee, all of whom are independent trustees, include Ms. Cannella (chairperson), Mr. Gubman and Ms. Luhn.

The Valuation Committee held four meetings in 2013. The current members of the Valuation Committee, all of whom are independent trustees, include Mr. Gubman (chairperson) and Ms. Cannella. Messrs. Formisano and Zock and Ms. Luhn serve as alternates.

Compensation

The Trust and the Company together pay each independent Trustee an annual retainer of $18,000, an annual additional Board chair retainer of $12,000, a Board in-person meeting fee of $2,000, a Board telephonic meeting fee of $1,000, an annual Committee retainer of $8,000 and a Committee telephonic meeting fee of $500.

The following table sets forth the compensation paid to the Independent Trustees of the Trust for the 12 months ended December 31, 2013. The Trust does not compensate any of the officers.

Trustee	Aggregate Compensation From the Trust	Pension Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust and the Fund Complex*
Margaret M. Cannella	$17,306	N/A	N/A	$34,333
Roger A Formisano	$17,663	N/A	N/A	$35,000
Edward Gubman	$17,129	N/A	N/A	$34,000
Suanne K. Luhn	$17,663	N/A	N/A	$35,000
George J. Zock	$23,174	N/A	N/A	$46,000

*
This is the total amount compensated to the Trustee for his or her service on the Trust’s Board and the board of any other investment company in the fund complex. “Fund Complex” means two or more registered investment companies that hold themselves out as related companies for purposes of investment and investor services, or have a common investment adviser or are advised by affiliated investment advisers.

Trustees’ Holdings of Fund Shares

The following table sets forth, for each Trustee, the dollar range of shares owned in each Fund as of December 31, 2013, as well as the aggregate dollar range of shares in all registered investment companies overseen by the Trustee within the family of investment companies as of the same date.

Name of Fund	Margaret M. Canella	Roger A. Formisano	Edward Gubman	Suanne K. Luhn	George J. Zock
Equity Fund	None	None	None	None	None
Balanced Fund	None	None	None	None	None
Income Fund	None	None	None	None	None
Small Cap Fund	None	None	None	None	None
International Equity Fund	None	None	None	None	None
Socially Responsible Fund	None	None	None	None	None
Wilshire 2015 ETF Fund	None	None	None	None	None
Wilshire 2025 ETF Fund	None	None	None	None	None
Wilshire 2035 ETF Fund	None	None	None	None	None
Aggregate Dollar Range of Equity Securities in all Registered Investment Companies overseen by the Trustee within the Family of Investment Companies	None	None	None	$10,001 -$50,000	$10,001 -$50,000

Trustees and officers do not directly own any shares of the Funds; however, they may invest indirectly in the Funds through annuity contracts issued by insurance companies of which no one person beneficially owns more than 1%.

INVESTMENT ADVISORY AGREEMENTS

Investment Advisory Agreements. As stated in the prospectus, the Trust employs the Adviser to manage the investment and reinvestment of the assets of the Equity Fund, the Balanced Fund, the Income Fund, the Small Cap Fund, the International Equity Fund and the Socially Responsible Fund and to continuously review, supervise and administer the Funds’ investment programs under an Investment Advisory Agreement dated March 1, 1999, as amended September 30, 2004 and December 31, 2011. The Trust employs the Adviser to manage the investment and reinvestment of the assets of the Target Maturity Funds and to continuously review, supervise and administer the Target Maturity Funds under an Investment Advisory Agreement dated April 28, 2006. The Adviser is controlled by Dennis A. Tito who beneficially owns a majority of the outstanding shares of the Adviser.

The Adviser’s duties under the Investment Advisory Agreements for the Funds (with the exception of the Target Maturity Funds) include recommending to the Board of Trustees one or more unaffiliated subadvisers to provide a continuous investment program for each Fund or a portion of such Fund’s assets designated from time to time by the Adviser, including investment, research, and management with respect to all securities and investments and cash equivalents for the Fund or a designated portion of such Fund’s assets. The Adviser’s duties under the Investment Advisory Agreement for the Target Maturity Funds include either determining the underlying portfolios to be purchased, retained or sold by a Fund or providing a continuous investment program for a Fund by recommending one or more unaffiliated subadvisers to the Board of Trustees or directly managing the assets of the Funds or a portion thereof. The Adviser also reviews, monitors and reports to the Board of Trustees regarding the performance and investment procedures of each subadviser and assists and consults with each subadviser in connection with the Fund’s continuous investment program.

The Adviser selects subadvisers based on a continuing quantitative and qualitative evaluation of their skills and proven abilities in managing assets pursuant to a particular investment style. Short-term performance is not by itself a significant factor in selecting or terminating subadvisers, and therefore the Adviser does not anticipate frequent changes in the subadvisers. These subadvisers have been selected upon the basis of a due diligence process which focuses upon, but is not limited to, the subadvisers’ philosophy and process, people and organization, resources and performance.

The Adviser monitors the performance of each subadviser of the Funds and, to the extent it deems appropriate to achieve the Funds’ investment objective, reallocates assets among individual subadvisers or recommends that the Funds employ or terminate particular subadvisers.

Each subadviser’s fees will be paid by the Adviser out of the advisory fees that it receives from each of the Funds. Fees paid to a subadviser of a Fund with multiple subadvisers will depend upon the fee rate negotiated with the Adviser and upon the percentage of the Fund’s assets allocated to that subadviser by the Adviser, which may vary from time to time. Thus, the basis for fees paid to any such subadviser will not be constant, and the relative amounts of fees paid to the various subadvisers of a Fund will fluctuate. These internal fluctuations, however, will not affect the total advisory fees paid by a Fund, which will remain fixed based on the terms described below. The Adviser may, however, determine in its discretion to waive a portion of its fee. Because the Adviser will pay each subadviser’s fees out of its own fees from the Funds, there will not be any “duplication” of advisory fees paid by the Funds.

The Investment Advisory Agreements continue in effect for each Fund from year to year for so long as its continuation is approved at least annually (a) by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund and (b) by the shareholders of the Fund or the Board of Trustees. An agreement may be terminated at any time upon 60 days notice by either party; the Trust may so terminate an agreement either by vote of the Board of Trustees or by a majority vote of the outstanding voting shares of the subject Fund if the Adviser were determined to have breached the agreement. Each agreement terminates automatically upon assignment.

For the services provided and the expenses assumed pursuant to the Investment Advisory Agreements, the Adviser receives a fee based on each Fund’s average daily net assets, computed daily and payable monthly, at the following annual rates:

Fund	Rate on the First $1 Billion of Fund Assets	Rate on Fund Assets in Excess of $1 Billion
Equity Fund	0.70%*	0.60%*
Balanced Fund	0.55%**	0.45%**
Income Fund	0.55%	0.45%
Small Cap Fund	1.15%***	1.05%***
International Equity Fund	1.00%****	0.90%****
Socially Responsible Fund	0.85%	0.75%
Wilshire 2015 ETF Fund	0.25%*****	0.25%
Wilshire 2025 ETF Fund	0.25%*****	0.25%
Wilshire 2035 ETF Fund	0.25%*****	0.25%

*
As discussed in the prospectus, the Equity Fund invests in shares of the Large Company Growth Portfolio and the Large Company Value Portfolio. The Adviser will only receive directly from the Equity Fund a fee based on the average daily net assets of the Equity Fund that are not invested in the Large Company Growth Portfolio and the Large Company Value Portfolio.

**
As discussed in the prospectus, the Balanced Fund invests in the Large Company Growth Portfolio, the Large Company Value Portfolio, the Small Company Growth Portfolio, the Small Company Value Portfolio and the Wilshire International Equity Fund. The Adviser will only receive directly from the Balanced Fund a fee based on the average daily net assets of the Balanced Fund that are not invested in the Large Company Growth Portfolio, the Large Company Value Portfolio, the Small Company Growth Portfolio, the Small Company Value Portfolio and the Wilshire International Equity Fund.

***
As discussed in the prospectus, the Small Cap Fund invests in shares of the Small Company Growth Portfolio and the Small Company Value Portfolio. The Adviser will only receive directly from the Small Cap Fund a fee based on the average daily net assets of the Small Cap Fund that are not invested in the Small Company Growth Portfolio or the Small Company Value Portfolio.

****
As discussed in the prospectus, the International Equity Fund invests in shares of the Wilshire International Equity Fund. The Adviser will only receive directly from the International Equity Fund a fee based on the average daily net assets of the Equity Fund that are not invested in the Wilshire International Equity Fund.

For the Target Maturity Funds, Wilshire has contractually agreed to waive advisory fees and/or reimburse expenses through April 30, 2015, so that the Total Annual Operating Expenses, excluding taxes, brokerage expenses, dividend expenses on short securities and extraordinary expenses, for this period will not exceed 0.60% (the “Expense Limitation”). Wilshire may recoup the amount of any advisory fee waived or expense reimbursement within three years after the year in which Wilshire incurred the expense if the recoupment does not exceed the existing expense limitation, to the extent a Fund’s annualized operating expenses are less than the Expense Limitation.

For the period January 1, 2013 through October 31, 2013 Wilshire voluntarily waived 0.20% of each of the Small Cap Fund and International Equity Fund’s management fee. Effective November 1, 2013, Wilshire replaced the voluntary waiver with a contractual management fee waiver of 0.20% of each Fund’s management fee that is based on average daily net assets that are not invested in affiliated underlying funds through April 30, 2015.

For the fiscal years ended December 31, 2011, 2012 and 2013, the advisory fees for each Fund payable to the Adviser, the reductions attributable to contractual and voluntary fee waivers, the net fees paid with respect to the Funds, and the corresponding percentages of net assets (net of waivers) were as follows:

2011

Fund	Advisory Fee Payable	Reduction in Fee	Recouped Fees	Net Fee Paid	% of Average Net Assets
Equity Fund	$764,543	$0	$0	$764,543	0.38%
Balanced Fund	$0	$0	$0	$0	0.00%
Income Fund	$519,173	$0	$0	$519,173	0.55%
Small Cap Fund*	$457,126	$84,491	$0	$372,635	0.94%
International Equity Fund*	$481,537	$96,533	$0	$385,004	0.80%
Socially Responsible Fund	$427,424	$0	$0	$427,424	0.85%
Wilshire 2015 ETF Fund**	$65,084	$29,870	$0	$35,314	0.14%
Wilshire 2025 ETF Fund**	$68,581	$33,265	$0	$35,316	0.13%
Wilshire 2035 ETF Fund**	$70,662	$34,342	$0	$36,320	0.13%

*	For the fiscal year ended December 31, 2011, Wilshire voluntarily waived 0.21% and 0.20% of its management fee for the Small Cap Fund and the International Equity Fund, respectively.

**
Reduction in fee for the Target Maturity Funds includes contractual waivers of management fees and reimbursement of expenses so that total annual operating expenses, excluding the fees and expenses of the Underlying Funds, for each Target Maturity Fund would not exceed 0.60%.

2012

Fund	Advisory Fee Payable	Reduction in Fee	Recouped Fees	Net Fee Paid	% of Average Net Assets
Equity Fund	$678,301	$0	$0	$678,301	0.35%
Balanced Fund	$0	$0	$0	$0	0.00%
Income Fund	$442,640	$0	$0	$442,640	0.55%
Small Cap Fund*	$432,074	$75,142	$0	$356,932	0.95%
International Equity Fund*	$555,893	$111,179	$0	$444,714	0.80%
Socially Responsible Fund	$418,879	$0	$0	$418,879	0.85%
Wilshire 2015 ETF Fund**	$70,475	$30,654	$0	$39,821	0.14%
Wilshire 2025 ETF Fund**	$86,319	$36,557	$0	$49,762	0.14%
Wilshire 2035 ETF Fund**	$93,081	$39,348	$0	$53,733	0.14%

*	For the fiscal year ended December 31, 2012, Wilshire voluntarily waived 0.20% and 0.20% of its management fee for the Small Cap Fund and the International Equity Fund, respectively.

**
Reduction in fee for the Target Maturity Funds includes contractual waivers of management fees and reimbursement of expenses so that annual operating expenses, excluding the fees and expenses of the Underlying Funds, for each Target Maturity Fund would not exceed 0.60%.

2013

Fund	Advisory Fee Payable	Reduction in Fee	Recouped Fees	Net Fee Paid	% of Average Net Assets
Equity Fund	$524,972	$0	$0	$524,972	0.26%
Balanced Fund	$6,681	$0	$0	$6,681	0.00%
Income Fund	$419,615	$0	$0	$419,615	0.55%
Small Cap Fund**	$291,105	$50,628	$0	$240,477	0.60%
International Equity Fund**	$343,606	$68,731	$0	$274,875	0.67%
Socially Responsible Fund	$449,044	$0	$0	$449,044	0.85%
Wilshire 2015 ETF Fund*	$80,406	$45,932	$0	$34,474	0.11%
Wilshire 2025 ETF Fund*	$109,762	$48,606	$0	$61,156	0.14%
Wilshire 2035 ETF Fund*	$125,292	$53,990	$0	$71,302	0.14%

*
For the period December 31, 2012 through October 31, 2013, Wilshire voluntarily waived 0.20% and 0.20% of its management fee for the Small Cap Fund and the International Equity Fund, respectively.  Effective November 1, 2013, Wilshire replaced the voluntarily waiver with a contractual management fee waiver of 0.20% of each Fund’s management fee that is based on average daily net assets that are not invested in affiliated underlying funds through April 30, 2015.

**
Reduction in fee for the Target Maturity Funds includes contractual waivers of management fees and reimbursement of expenses so that total annual operating expenses, excluding the fees and expenses of the Underlying Funds, for each Target Maturity Fund would not exceed 0.60%.

The aggregate subadvisory fees paid by Wilshire with respect to each Fund, and the corresponding percentage of net assets for the fiscal years ended December 31, 2011, 2012 and 2013 were as follows:

2011

Fund	Aggregate Sub Advisory Fee Paid	% of Average Net Assets
Equity Fund	$183,278,643	0.16%
Balanced Fund	$0	0.00%
Income Fund	$79,748,213	0.24%
Small Cap Fund	$36,417,427	0.51%
International Equity Fund	$52,714,445	0.40%
Socially Responsible Fund	$47,172,014	0.25%
Wilshire 2015 ETF Fund	$0	0.00%
Wilshire 2025 ETF Fund	$0	0.00%
Wilshire 2035 ETF Fund	$0	0.00%

2012

Fund	Aggregate Sub- Advisory Fee Paid	% of Average Net Assets
Equity Fund	$305,934	0.16%
Balanced Fund	$0	0.00%
Income Fund	$161,241	0.20%
Small Cap Fund	$173,981	0.50%
International Equity Fund	$246,234	0.42%
Socially Responsible Fund	$108,611	0.22%
Wilshire 2015 ETF Fund	$0	0.00%
Wilshire 2025 ETF Fund	$0	0.00%
Wilshire 2035 ETF Fund	$0	0.00%

2013

Fund	Aggregate Sub- Advisory Fee Paid	% of Average Net Assets
Equity Fund	$208,238	0.10%
Balanced Fund	$0	0.00%
Income Fund	$152,873	0.20%
Small Cap Fund	$108,988	0.27%
International Equity Fund	$142,701	0.35%
Socially Responsible Fund	$116,424	0.22%
Wilshire 2015 ETF Fund	$0	0.00%
Wilshire 2025 ETF Fund	$0	0.00%
Wilshire 2035 ETF Fund	$0	0.00%

Subadvisers. Each of the Investment Sub-Advisory Agreements provides that neither the subadviser nor any of its directors, officers, stockholders, agents or employees shall have any liability to a Fund or any shareholder of the Fund for any error of judgment, mistake of law, or any loss arising out of any investment, or for any other act or omission in the performance by the subadviser of its duties under the Investment Sub-Advisory Agreement except for liability resulting from willful misfeasance, bad faith, or negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Investment Sub-Advisory Agreement. Each of the Investment Sub-Advisory Agreements continues in effect for each Fund from year to year for so long as its continuation is approved at least annually and is subject to the same requirements for renewal as the Investment Advisory Agreement. Due to their fund of funds structure, the Target Maturity Funds do not have subadvisers.

For the services provided pursuant to the Investment Sub-Advisory Agreements, the Adviser pays the subadvisers a fee based on each Fund’s average daily net assets, computed daily and payable monthly, at the following annual rates:

Fund	Rate
Equity Fund	0.15%-0.40% on the first $100 million
0.15%-0.37% on the balance
Balanced Fund	0.20%
Income Fund	0.20%
Small Cap Fund	0.10%-0.70% on the first $500 million
0.05%-0.70% on the balance
International Equity Fund	0.40%
Socially Responsible Fund	0.22%

The following information supplements the information regarding the subadvisers in the Funds’ prospectuses:

Santa Barbara– Equity Fund

Santa Barbara manages a portion of the Equity Fund. Santa Barbara is a subsidiary of Nuveen Investments. Nuveen Investments is an indirect subsidiary of Windy City Investments Holdings, LLC (“Holdings”), a holding company formed by equity investors led by Madison Dearborn Partners, LLC (“MDP”), a private equity firm.

Equity investors of Holdings include certain MDP private equity funds and other institutional investors including private equity divisions of U.S. Bancorp and other financial services companies.

As a result of the facts described above, MDP is considered a “control person” of Santa Barbara under the Investment Advisers Act of 1940, as amended (“Advisers Act”); an “affiliated person” of Santa Barbara under the 1940 Act; and an “affiliate” of Santa Barbara under the Employee Retirement Income Security Act of 1974 (“ERISA”). With respect to Santa Barbara, except for MDP, no other investor in Holdings is subject to restrictions arising from such status under the Advisers Act, Investment Company Act and ERISA, respectively.

Neither MDP nor the other investors in Holdings will have any involvement in the day-to-day investment or other business operations of Santa Barbara, including with respect to Santa Barbara’s investment and voting determinations on behalf of clients. Santa Barbara exercises its own independent investment and voting discretion in accordance with its investment philosophy, fiduciary duties and client guidelines.

Santa Barbara’s employees do not have direct ownership in the firm. However, the firm and its parent provide the same incentive as would direct ownership through various programs. Note that the value of this incentive is determined by increasing profitability over time rather than simple asset growth.

James Boothe is the Chief Investment Officer of Santa Barbara and portfolio manager of Santa Barbara’s portion of the Equity Fund. Mr. Boothe is also responsible for day to day management of other registered investment companies, other pooled investment vehicles, and other advisory accounts. As of December 31, 2013, information on these other accounts is as follows:

James Boothe

Type of Account	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance- Based Advisory Fee (millions)
Registered Investment Companies:	5	$2,783	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	3,184	$3,363	1	$83

Conflicts of Interest

Potential conflicts of interests exist and are more fully discussed in Santa Barbara’s Form ADV Part 2A. Santa Barbara and its access persons are obligated to avoid conflicts of interest wherever possible and to fully disclose all facts concerning any conflict that may arise. Santa Barbara has adopted policies and procedures (Code of Ethics) designed to detect and prevent conflicts of interest relating to potential receipt of insider information, personal trading by its access persons and to ensure that Santa Barbara effects transactions for clients in a manner that is consistent with its fiduciary duty to its clients and in accordance with applicable law.

Compensation

Santa Barbara has in place an equity program that allows key individuals to participate in the earnings growth and cash flow of its business. The total compensation program consists of both a base salary and an annual bonus that can be a multiple of the base salary. The portfolio manager’s performance is formally evaluated annually based on a variety of factors. Bonus compensation is primarily a function of the firm’s overall annual profitability and the individual portfolio manager’s contribution as measured by the overall investment performance of client portfolios in the strategy they manage relative to the strategy’s general benchmark for one, three and five-year periods (as applicable), as well as an objective review of stock recommendations and the quality of primary research, and subjective review of the professional’s contributions to portfolio strategy, teamwork, collaboration and work ethic.

As of December 31, 2013, Mr. Boothe did not own any shares of the Equity Fund.

TWIN – Equity Fund

Geoffrey Gerber and Christopher B. Erfort are portfolio managers of TWIN’s portion of the Equity Fund, and are also responsible for the day-to-day management of registered investment companies, other pooled investment vehicles, and other advisory accounts. As of December 31, 2013, information on these accounts is as follows:

Geoffrey Gerber and Christopher B. Erfort

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed With Performance Based Advisory Fee	Total Assets With Performance- Based Advisory Fee (millions)
Registered investment companies	4	$171.7	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other advisory accounts	25	$776.3	1	$15.2

TWIN manages its portion of the Equity Fund with its other client accounts invested in the same investment strategy. TWIN aggregates client transactions where possible and when advantageous to clients. Clients participating in aggregated transactions receive an average share price, and transaction costs are shared equally and on a pro-rata basis. TWIN’s policy prohibits any allocation of trades in a manner that TWIN’s proprietary accounts, affiliated accounts, or any particular client(s) or group of clients receive more favorable treatment than other client accounts. However, where a TWIN client has directed that a specific broker be used to execute transactions, such transaction(s) may not be aggregated with other orders and the resulting commission rates and execution prices for such client may be less favorable as compared to the commission rates and execution prices for TWIN’s other client accounts. If a trade is not fully executed, TWIN will generally prorate the amount executed to each client based on their respective share of the total trade, unless circumstances warrant otherwise.

TWIN’s portfolio managers and other investment personnel are paid competitive fixed base salaries by TWIN. In addition, they may receive an annual discretionary cash bonus. The cash bonus, which is set at the sole discretion of TWIN’s President, is based on various factors including the overall profit of TWIN and employee merit. The cash bonus is not, however, directly based on the investment performance or assets of the Equity Fund or any other advisory accounts. In addition, TWIN provides its employees with a generous benefit package including company provided health care, 401(k) plan and discretionary qualified profit-sharing contributions.

As of December 31, 2013, Messrs. Gerber or Erfort did not own any shares of the Equity Fund.

Guggenheim – Balanced Fund

Guggenheim’s portion of the Balanced Fund is team-managed by members of Guggenheim’s portfolio management team consisting of B. Scott Minerd, Anne B. Walsh, CFA, JD, James W. Michal, and Steven H. Brown, CFA.

As of March 31, 2014, Messrs. Minerd, Michal, and Brown and Ms. Walsh were responsible for the management of certain other accounts, as follows:

Type of Account	Total # of Accounts Managed	Total Assets Managed (millions)	# of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance- Based Advisory Fee (millions)
B. Scott Minerd
Registered investment companies:	30	$7,933	0	$0
Other pooled investment vehicles:	8	$3,414	3	$3,141
Other accounts:	58	$96,416	4	$225
Anne B. Walsh
Registered investment companies:	24	$7,520	0	$0
Other pooled investment vehicles:	2	$3,130	2	$3,130
Other accounts:	25	$82,396	1	$513
James W. Michal
Registered investment companies:	26	$5,811	0	$0
Other pooled investment vehicles:	3	$3,191	2	$3,118
Other accounts:	11	$1,615	3	$728
Steven H. Brown
Registered investment companies:	8	$997	0	$0
Other pooled investment vehicles:	0	$0	0	$0
Other accounts:	1	$22	0	$0

As of March 31, 2014, Messrs. Minerd, Michal, and Brown and Ms. Walsh beneficially owned no securities of the Balanced Fund.

Potential Conflicts of Interest

From time to time, potential conflicts of interest may arise between a Guggenheim portfolio manager’s management of the investments of the Balanced Fund on the one hand and the management of other registered investment companies, pooled investment vehicles and other accounts (collectively, “other accounts”) on the other. The other accounts might have similar investment objectives or strategies as the Balanced Fund, track the same indices the Balanced Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Balanced Fund.  The other accounts might also have different investment objectives or strategies than the Balanced Fund.

Allocation of Limited Time and Attention. A Guggenheim portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the Guggenheim portfolio manager’s day-to-day management of the Balanced Fund. Because of his or her position with the Balanced Fund, the portfolio manager knows the size, timing and possible market impact of the Balanced Fund’s trades. It is theoretically possible that the portfolio manager could use this information to the advantage of other accounts and to the possible detriment of the Balanced Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the Guggenheim portfolio manager’s management of a number of accounts with comparable investment guidelines. An investment opportunity may be suitable for both the Balanced Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Balanced Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Balanced Fund and another account. Guggenheim has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Selection of Brokers/Dealers. Guggenheim portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Balanced Fund and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to a fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Performance Fees.  A Guggenheim portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to accounts with a heavily performance-oriented fee.

Compensation

Guggenheim compensates its portfolio management staff for their management of the Balanced Fund’s portfolio.  Compensation is evaluated qualitatively based on their contribution to investment performance and factors such as teamwork and client service efforts. Guggenheim’s staff incentives may include: a competitive base salary, bonus determined by individual and firm wide performance, equity participation, co-investment options, and participation opportunities in various investments.  Guggenheim’s deferred compensation programs include equity that vests over a period of years.  All employees of Guggenheim are also eligible to participate in a 401(k) plan to which a discretionary match may be made after the completion of each plan year.

Western Asset Management and Western Asset Management Limited - Income Fund

Western Asset Management Company (“Western”), established in 1971, is located at 385 E. Colorado Boulevard, Pasadena, California 91101. Western Asset Management Company Limited (WAMCL) was founded in 1984 and is located at 10 Exchange Square, Primrose Street, London, EC 2A2EN, United Kingdom. Western and WAMCL are independent affiliates of Legg Mason, Inc. As of December 31, 2013, total assets under management by Western were approximately $451,631,807,677. WAMCL is affiliated with Western under common control, jointly managing an assigned portion of the Income Fund. WAMCL provides certain subadvisory services relating to currency transactions and investments in non-U.S. dollar-denominated securities and related foreign currency instruments. Expertise from WAMCL’s investment professionals add local sector investment experience as well as the ability to trade in local markets. Western maintains constant interaction and coordination between its investment professionals to maintain a unified and cohesive investment management approach.

Western utilizes a team-based approach to portfolio management to ensure that all portfolios, as allowed by guidelines, benefit from the expertise of all the firms’ sector specialists. S. Kenneth Leech, Chief Investment Officer is responsible for the strategic oversight of the Income Fund’s investments and for supervising the operations and of the various sector specialist teams dedicated to the specific asset classes in which the Income Fund invests. Mr. Leech is involved in the management of all Western’s portfolios, but is not solely responsible for particular portfolios. With respect to the Income Fund and other client accounts with a similar objective, Carl L. Eichstaedt, Mark S. Lindbloom, CFA, Michael C. Buchanan and Keith Gardner provide specialized expertise and global oversight. They are also responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions. These individuals are also responsible for overseeing implementation of Western’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

Messrs. Leech, Eichstaedt, Gardner, Lindbloom and Buchanan have been Portfolio Managers for Western for more than five years.

As of December 31, 2013, in addition to the Income Fund, the portfolio managers were responsible for the management of certain other accounts, as follows:

Type of Account	Total # of Accounts Managed	Total Assets Managed (millions)	# of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance- Based Advisory Fee (millions)
S. Kenneth Leech
Registered investment companies:	25	$18,014	n/a	n/a
Other pooled investment vehicles:	56	$32,677	2	$272
Other accounts:	110	$31,339	9	$3,319

Type of Account	Total # of Accounts Managed	Total Assets Managed (millions)	# of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance- Based Advisory Fee (millions)
Carl L. Eichstaedt
Registered investment companies:	17	$23,517	n/a	n/a
Other pooled investment vehicles:	15	$5,498	n/a	n/a
Other accounts:	178	$44,080	23	$7,344
Mark Lindbloom
Registered investment companies:	18	$26,266	n/a	n/a
Other pooled investment vehicles:	12	$7,211	n/a	n/a
Other accounts:	163	$39,881	23	$7,561
Michael C. Buchanan
Registered investment companies:	43	$33,928	n/a	n/a
Other pooled investment vehicles:	57	$31,169	4	$862
Other accounts:	194	$48,242	20	$7,252
Keith Gardner
Registered investment companies:	31	$25,494	n/a	n/a
Other pooled investment vehicles:	29	$12,826	1	$141
Other accounts:	162	$36,481	19	$7,218

As of December 31, 2013, S. Kenneth Leech, Carl L. Eichstaedt, Mark S. Lindbloom, Michael C. Buchanan and Keith Gardner beneficially owned no securities of the Income Fund.

Potential Conflicts of Interest

Western Asset has adopted compliance policies and procedures to address a wide range of potential conflicts of interest that could directly impact client portfolios. For example, potential conflicts of interest may arise in connection with the management of multiple portfolios (including portfolios managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a portfolio’s trades, investment opportunities and broker selection. Portfolio managers are privy to the size, timing, and possible market impact of a portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, the Advisers or an affiliate has an interest in the account. The Firm has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis to ensure that no conflict of interest occurs. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions, the Adviser determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Firm may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. Western Asset’s team approach to portfolio management and block trading approach works to limit this potential risk.

The Firm also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Employees are permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value. All gifts (except those of a de minimis value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log which is reviewed on a regular basis for possible issues.

Employees of the Firm have access to transactions and holdings information regarding client accounts and the Firm’s overall trading activities. This information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts. Accordingly, the Firm maintains a Code of Ethics that is compliant with Rule 17j-1 and Rule 204A-1 to address personal trading. In addition, the Code of Ethics seeks to establish broader principles of good conduct and fiduciary responsibility in all aspects of the Firm’s business. The Code of Ethics is administered by the Legal and Compliance Department and monitored through the Firm’s compliance monitoring program.

Western Asset may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. The Firm also maintains a compliance monitoring program and engages independent auditors to conduct a SSAE16/ISAE 3402 audit on an annual basis. These steps help to ensure that potential conflicts of interest have been addressed.

Compensation

At Western Asset, one compensation methodology covers all products and functional areas, including portfolio managers. Western’s philosophy is to reward its employees through total compensation. Total compensation is reflective of the external market value for skills, experience, ability to produce results, and the performance of one’s group and the firm as a whole.

Discretionary bonuses make up the variable component of total compensation. These are structured to reward sector specialists for contributions to Western Asset as well as relative performance of their specific portfolios/product and are determined by the professional’s job function and performance as measured by a formal review process.

For portfolio managers, the formal review process includes a thorough review of portfolios they were assigned to lead or with which they were otherwise involved, and includes not only investment performance, but maintaining a detailed knowledge of client portfolio objectives and guidelines, monitoring of risks and performance for adherence to these parameters, execution of asset allocation consistent with current firm and portfolio strategy, and communication with clients. In reviewing pre-tax investment performance, one-, three-, and five-year annualized returns are measured against appropriate market peer groups and to each fund’s benchmark index.

Los Angeles Capital – Small Cap Fund

Los Angeles Capital manages a portion of the Small Cap Fund. Los Angeles Capital is a corporation wholly owned by working principals. Los Angeles Capital is primarily owned by Thomas D. Stevens, Hal W. Reynolds, Stuart K. Matsuda, and David R. Borger. Thomas D. Stevens, CFA - Chairman and President, Principal; Hal W. Reynolds, CFA - Chief Investment Officer; and Daniel E. Allen, CFA - Director of Global Equities, are the senior portfolio managers for the portion of the Small Cap Fund sub-advised by Los Angeles Capital. The table below includes details regarding the number of registered investment companies, other pooled investment vehicles, and other accounts managed by Mr. Stevens, Mr. Reynolds, and Mr. Allen, total assets under management for each type of account, and total assets in each type of account with performance-based advisory fees, as of December 31, 2013.

Thomas D. Stevens, CFA; Hal W. Reynolds, CFA; and Daniel E. Allen, CFA

Type of Account	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance- Based Advisory Fee (millions)
Registered investment companies:	12	$3,557	1	$1,790
Other pooled investment vehicles:	13	$3,654	3	$1,975
Other accounts:	28	$8,680	6	$6,013

As of December 31, 2013, Los Angeles Capital managed 54 portfolios with 23 different benchmarks. Although certain of Los Angeles Capital’s accounts may have common benchmarks, the accounts typically have different risk profiles, cost budgets, or alpha targets, which result in differing investment portfolios.

Conflicts of Interest

Los Angeles Capital has adopted policies and procedures with respect to the disclosure of information about securities in a fund’s portfolio that it believes address the potential for conflicts of interest between a fund, the firm and an underwriter of a fund. These policies include prohibitions on disclosure of client/fund holdings and prohibitions on using knowledge about pending or currently considered securities transactions for personal gain. As part of the testing of these policies, the firm requires employees to obtain pre-clearance of purchases and sales of securities from members of both the Trading and Compliance Departments.

Los Angeles Capital has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures that it believes address the potential conflicts of interests associated with managing portfolios for multiple clients to ensure that all clients are treated equitably and fairly. Potential issues could involve an allocation of securities among multiple client accounts, use of information regarding the timing of trades, allocations of securities between client accounts and proprietary accounts, and differences in fees among client accounts that could impact investment professionals’ compensation. Los Angeles Capital believes that its policies and procedures are reasonably designed to address these issues.

Compensation

Los Angeles Capital’s portfolio managers participate in a competitive compensation program. Total compensation includes a base salary fixed from year to year and a variable performance bonus to reflect the individual’s contributions to the firm and Los Angeles Capital’s business as a whole. In addition, portfolio managers may participate in the firm’s profit sharing plan at the level generally offered to similarly situated employees of the firm, and if a shareholder of the firm, receive a percentage of the firm’s overall profits. Los Angeles Capital’s portfolio manager compensation is not tied to fund performance.

As of December 31, 2013, Messrs. Stevens, Reynolds, and Allen did not own shares of the Small Cap Fund.

Ranger – Small Cap Fund

W. Conrad Doenges, portfolio manager of Ranger’s portion of the Small Cap Fund, is primarily responsible for the day-to-day management of other pooled investment vehicles and other advisory accounts. As of December 31, 2013, information on these other accounts is as follows:

W. Conrad Doenges

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance Based Advisory Fee	Total Assets with Performance- Based Advisory Fee (millions)
Registered investment companies:	7	$833.48	0	$0
Other pooled investment vehicles:	7	$323.74	0	$0
Other accounts:	27	$989.25	0	$0

Conflicts of Interest

Ranger recognizes that there are conflicts of interests which are common to the investment industry and/or specific to Ranger, and implements policies and procedures which seek to mitigate such conflicts. As a fiduciary, Ranger has an affirmative duty to act in the best interests of its clients and to make full and fair disclosure of material facts, particularly where Ranger’s interests may conflict with those of its clients. Ranger’s compliance program requires each employee to act with integrity, competence, diligence, respect, and in an ethical manner when dealing with current and prospective clients, other employees and colleagues in the investment profession, and other participants in the global capital markets. Ranger expects employees to place the interests of clients above their own personal interest and to avoid any actual or potential conflicts of interest.

Multiple Clients. Ranger manages client accounts other than the Small Cap Fund. An inherent conflict to an advisor managing more than one client account is the potential for one client to receive less time, attention or investment opportunity than another client with either more assets under management or a more lucrative fee structure. Ranger’s compliance program addresses this potential conflict by requiring that orders for securities are aggregated and allocated on a pro rata basis in accordance with each account’s investment guidelines as determined exclusively by Ranger’s portfolio manager or his designee. Differences in allocation proportions may occur due to tax considerations, avoidance of odd lots or de minimis numbers of shares, and investment strategies of the accounts. In order to verify compliance with these policies and procedures, Ranger conducts regular reviews of the order allocation process. As a general matter, Ranger believes that aggregation and pro rata allocation of orders for multiple client accounts is consistent with its duty to seek best execution for its clients. However, in any case in which Ranger believes that aggregation and pro rata allocation of a client order is not consistent with its duty to seek best execution, it will not affect the transaction on an aggregated basis.

Personal Trading. Potential conflicts of interest may exist with respect to the personal trading activities of an advisor’s employee in relation to trading on behalf of such advisor’s clients. An employee trading securities in his or her account prior to trading the same security on behalf of clients (commonly known as “front-running”) is an example of such a conflict. To mitigate this conflict, Ranger prohibits employees from purchasing individual securities for their personal accounts. Employees are required to receive pre-clearance from Ranger’s Chief Compliance Officer prior to selling an individual security owned in a personal account they may have obtained prior to either their employment or adoption of Ranger’s current Personal Trading Policy.

Soft Dollars. Ranger seeks to employ a soft dollar policy that falls within the safe harbor established by Section 28(e) of the Securities Exchange Act of 1934. Ranger’s use of soft dollar credits to pay for research and brokerage products or services that might otherwise be borne by Ranger. Accordingly, there is a potential conflict of interest between a client’s interests in obtaining best execution and Ranger’s receipt of and payment for research through brokerage allocations as described above. To the extent Ranger obtains brokerage and research services that it otherwise would acquire at its own expense, Ranger may have incentive to place a greater volume of transactions or pay higher commissions than would otherwise be the case.

Research services, as that term is used in Section 28(e)(3), may include both services generated internally by a broker’s own research staff and services obtained by the broker from a third party research firm. The research services obtained may include a broad variety of financial and related information and services, including written or oral research and information relating to the economy, industries or industry segments, a specific company or group of companies, software or written financial data, electronic or other quotations or market information systems, financial or economic programs or seminars, or other similar services or information Ranger believes enhances its advisory functions and services. The soft dollar research Ranger obtains normally benefits many accounts rather than just the one(s) for which the order is being executed, and Ranger may not use all research in connection with the account(s) which paid commissions to the broker providing the research. Generally, Ranger will attempt to place portfolio transactions with broker dealers who, in its opinion, provide the best combination of price and execution (including brokerage commissions). However, Ranger may pay a broker dealer a commission for effecting a transaction in excess of commission charged by another broker or dealer as long as Ranger makes a good faith determination that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer. To mitigate potential conflict of interest posed by soft dollar usage, Ranger implements compliance procedures to actively monitor soft dollar usage in context to its best execution policy. In addition, Ranger maintains an internal allocation procedure to identify those brokers who provided it with research and execution services that Ranger considers useful to its investment decision-making process.

Compensation

Ranger’s portfolio manager and sector managers receive a salary, as well as a performance based bonus. The portfolio manager and sector managers with ownership also receive a profits interest which is a function of Ranger’s profitability after all operating expenses. Bonuses are a function of Ranger’s revenues, asset growth, the firm’s overall performance, a team member’s contribution to the client service function, input to the investment process, and willingness to work in a team environment. Ranger also tries to promote employee stability through 401(k) matching and an excellent healthcare package.

As of December 31, 2013, W. Conrad Doenges beneficially owned no securities of the Small Cap Fund.

WCM– International Equity Fund

WCM Investment Management (“WCM”), located at 281 Brooks Street, Laguna Beach, CA 92651, acts as a subadviser to the International Fund pursuant to a subadvisory agreement with Wilshire. WCM is 100% owned by its employees. Its two co-CEOs, Paul R. Black and Kurt R. Winrich, CFA, each own more than 25% of WCM.

Portfolio Managers

WCM’s portion of the International Equity Fund is team managed by Paul R. Black, Peter J. Hunkel, Michael R. Trigg, and Kurt R. Winrich, CFA.

Other Accounts Managed by the Portfolio Managers. The portfolio managers jointly manage other accounts. Information on these other accounts is as follows, as of December 31, 2013.

Paul R. Black, Peter J. Hunkle, Michael B. Trigg and Kurt R. Winrich, CFA

Type of Accounts	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (in millions)
Registered investment companies:	6	$562	0	$0
Other pooled investment vehicles:	4	$80	0	$0
Other advisory accounts:	166	$2,493	2	$131

Material Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. Where conflicts of interest arise between the Fund and other accounts managed by the portfolio manager, WCM will proceed in a manner that ensures that the Fund will not be treated less favorably. There may be instances where similar portfolio transactions may be executed for the same security for numerous accounts managed by the portfolio managers. In such instances, securities will be allocated in accordance with WCM’s trade allocation policy.

Compensation. Peter J. Hunkel and Michael B. Trigg receive a fixed base salary and a variable bonus that is based upon the value of the assets of each fund they manage. Paul R. Black and Kurt R. Winrich, CFA receive a fixed base salary and share in the profitability of WCM from their equity ownership of the firm. The portfolio managers’ compensation arrangements are not determined on the basis of the performance of specific funds or accounts managed.

Ownership of the Fund by the Portfolio Managers. As of December 31, 2013, Messrs. Black, Hunkel, Trigg and Winrich beneficially owned no securities of the International Equity Fund.

Thomas White-International Equity Fund

Thomas White, located at 440 S. LaSalle Street, Suite 3900, Chicago, Illinois 60605 had approximately $2.278 billion in assets under management as of December 31, 2013. Thomas S. White, Jr. owns more than 75% of the shares of Thomas White. Day to day management of Thomas White’s portion of the International Equity Fund is the responsibility of portfolio managers Thomas S. White, Jr., Wei Li, Ph.D, CFA, Jinwen Zhang, Ph.D, CFA and Douglas M. Jackman, CFA. Messrs. White, Jackman, and Li and Ms. Zhang are primarily responsible for the day-to-day management of other registered investment companies, other pooled investment vehicles and other advisory accounts. As of December 31, 2013, information on these other accounts is as follows:

Thomas S. White, Jr.

Type of Accounts	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (in millions)
Registered investment companies:	4	$1060.2	0	$0
Other pooled investment vehicles:	5	$287.6	0	$0
Other advisory accounts:	857	$920.2	0	$0

Wei Li, CFA, Ph.D, Jinwen Zhang CFA, Ph.D. and Douglas M. Jackman, CFA,

Type of Accounts	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (in millions)
Registered investment companies:	1	$29.0	0	$0
Other pooled investment vehicles:	5	$287.6	0	$0
Other advisory accounts:	857	$960.2	0	$0

At times, Thomas White’s management of other accounts potentially could conflict with the interests of the International Equity Fund. That may occur whether the investment strategies of the other accounts are the same as, or different from, the International Equity Fund’s investment objectives and strategies. For example, the team may need to allocate investment opportunities between the International Equity Fund and another account having similar objectives or strategies, or may need to execute transactions for another account that could have a negative impact on the value of securities held by the International Equity Fund. In addition, similar accounts managed by the Thomas White team may have different cash flow requirements which may result in differences in the timing of the buying or selling of the same security across portfolios. Not all accounts advised by Thomas White have the same management fee. If the management fee structure of another account is more advantageous to Thomas White than the fee structure of the International Equity Fund, Thomas White could have an incentive to favor the other account. At various times, the team may manage other accounts with investment objectives and strategies that are similar to those of the International Equity Fund, or may manage accounts with investment objectives and strategies that are different from those of the International Equity Fund.

Thomas White has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Thomas White monitors a variety of areas, including compliance with account investment guidelines and restrictions, the allocation of initial public offerings and other similar investment opportunities, and compliance with Thomas White’s Code of Ethics and with the applicable compliance programs under the 1940 Act and the Investment Advisers Act of 1940.

Messrs. White, Jackman and Li’s and Ms. Zhang’s compensation is based on a competitive, fixed salary paid by Thomas White, and a discretionary bonus based on Thomas White’s overall economic performance. Compensation is not based on either the International Equity Fund’s pre-tax or post-tax performance or the value of assets held in the International Equity Fund’s portfolio.

As of December 31, 2013, Thomas S. White, Wei Li, Jinwen Zhang and Douglas M. Jackman beneficially owned no securities of the International Equity Fund.

ClearBridge – Socially Responsible Fund

Scott Glasser, Michael Kagan and Mary Jane McQuillen, portfolio managers of the Fund, are primarily responsible for the day-to-day management of other registered investment companies and other pooled investment vehicles. As of December 31, 2013, information on these other accounts is as follows:

Type of Accounts	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (in millions)
Scott Glasser
Registered investment companies	4	$6,698	0	$0
Other pooled investment vehicles	2	$499	0	$0
Other advisory accounts	4,752	$2,126	0	$0
Michael Kagan
Registered investment companies	5	$7,205	1	$506.2
Other pooled investment vehicles	3	$502	0	$0
Other advisory accounts	4,751	$2,123	0	$0
Mary Jane McQuillen
Registered investment companies:	4	$7	0	$0
Other pooled investment vehicles:	2	$48	0	$0
Other advisory accounts:	2,098	$1,012	0	$0

Potential Conflicts of Interest

Potential conflicts of interest may arise when the Fund’s portfolio managers also have day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the Fund’s portfolio managers.

ClearBridge has adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for ClearBridge and the individuals that it employs. For example, ClearBridge seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. ClearBridge has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by ClearBridge will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the Fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Broker/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the manager and/or subadviser determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund, a decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts managed. For this reason, the subadviser has formed a brokerage committee that reviews, among other things, the allocation of brokerage to broker/dealers, best execution and soft dollar usage.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the manager’s management fee (and the percentage paid to the subadviser) and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the manager and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The subadviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the subadviser and its affiliates.

Portfolio Manager Compensation Structure

ClearBridge’s portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding investment professionals and closely align the interests of its investment professionals with those of its clients and overall firm results. The total compensation program includes a significant incentive component that rewards high performance standards, integrity, and collaboration consistent with the firm’s values. Portfolio manager compensation is reviewed and modified each year as appropriate to reflect changes in the market and to ensure the continued alignment with the goals stated above. ClearBridges’s portfolio managers and other investment professionals receive a combination of base compensation and discretionary compensation, comprising a cash incentive award and deferred incentive plans described below.

Base salary compensation. Base salary is fixed and primarily determined based on market factors and the experience and responsibilities of the investment professional within the firm.

Discretionary compensation. In addition to base compensation managers may receive discretionary compensation.

Discretionary compensation can include:

•	Cash Incentive Award

•
ClearBridge’s Deferred Incentive Plan (CDIP) - a mandatory program that typically defers 15% of discretionary year-end compensation into ClearBridge managed products. For portfolio managers, one-third of this deferral tracks the performance of their primary managed product, one-third tracks the performance of a composite portfolio of the firm’s new products and one-third can be elected to track the performance of one or more of ClearBridge managed funds. Consequently, portfolio managers can have two-thirds of their CDIP award tracking the performance of their primary managed product.

For centralized research analysts, two-thirds of their deferral is elected to track the performance of one of more of ClearBridge managed funds, while one-third tracks the performance of the new product composite.

ClearBridge then makes a company investment in the proprietary managed funds equal to the deferral amounts by fund. This investment is a company asset held on the balance sheet and paid out to the employees in shares subject to vesting requirements.

•
Legg Mason Restricted Stock Deferral- a mandatory program that typically defers 5% of discretionary year-end compensation into Legg Mason restricted stock. The award is paid out to employees in shares subject to vesting requirements.

•
Legg Mason Restricted Stock and Stock Option Grants - a discretionary program that may be utilized as part of the total compensation program. These special grants reward and recognize significant contributions to our clients, shareholders and the firm and aid in retaining key talent.

Several factors are considered by ClearBridge Senior Management when determining discretionary compensation for portfolio managers. These include but are not limited to:

•
Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the fund/accounts managed by the portfolio manager. Investment performance is calculated for 1-, 3-, and 5-year periods measured against the applicable product benchmark (e.g., a securities index and, with respect to a fund, the benchmark set forth in the fund’s prospectus) and relative to applicable industry peer groups. The greatest weight is generally placed on 3- and 5-year performance.

•	Appropriate risk positioning that is consistent with ClearBridge’s investment philosophy and the Investment Committee/CIO approach to generation of alpha;

•	Overall firm profitability and performance;

•	Amount and nature of assets managed by the portfolio manager;

•	Contributions for asset retention, gathering and client satisfaction;

•	Contribution to mentoring, coaching and/or supervising;

•	Contribution and communication of investment ideas in ClearBridge’s Investment Committee meetings and on a day to day basis;

•	Market compensation survey research by independent third parties

As of December 31, 2013, Messrs. Glasser and Kagan and Ms. McQuillen beneficially owned no shares of the Socially Responsible Fund.

Wilshire Associates Incorporated - Target Maturity Funds

The Target Maturity Funds are managed by James E. St. Aubin, Nathan R. Palmer and Mannik Dhillon. As of December 31, 2013, in addition to the Target Maturity Funds, Messrs. St. Aubin, Palmer and Dhillon managed the following accounts:

Nathan R. Palmer, CFA:

Type of Account	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance- Based Advisory Fee (millions)
Registered investment companies:	15	$1200	0	$0
Other pooled investment vehicles:	0	$0	0	$0
Other accounts:	0	$0	0	$0

James St. Aubin, CFA:

Type of Account	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance- Based Advisory Fee (millions)
Registered investment companies:	16	$1,200	0	$0
Other pooled investment vehicles:	0	$0	0	$0
Other accounts:	6	$6,380	0	$0

Mannik Dhillon:

Type of Account	Total # of Accounts Managed	Total Assets(millions)	# of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance- Based Advisory Fee (millions)
Registered investment companies:	15	$1200	0	$0
Other pooled investment vehicles:	0	$0	0	$0
Other accounts:	0	$0	0	$0

Potential Conflicts of Interest. The Adviser has adopted policies and procedures designed to address any potential of conflicts of interest that could impact the Funds or any other client.

As part of the Adviser’s fund management services, the Adviser regularly makes decisions about hiring, retaining, and terminating subadvisers. It is the Adviser’s policy that these decisions be based solely on the best interests of the client and without regard to any revenue that the Adviser receives, might receive, or has received in the past, directly or indirectly, from investment managers for services provided by the Adviser in any of its business units.

The Adviser has reviewed its business operations to identify any such conflicts of interest. The Adviser has adopted policies and procedures that are designed to prevent personnel from having internal access to information that otherwise might appear to compromise their objectivity. The Adviser also has adopted policies and procedures designed to ensure that each client is provided with specific disclosures that are pertinent to that client.

As a matter of policy, any and all asset allocation or investment manager recommendations made to clients, including the Funds, are first presented to the Adviser’s Investment Committee for review, discussion and approval. The committee is mandated by charter, is chaired by the Adviser’s Chief Investment Officer and the permanent members are the senior members of the Adviser and include the Funds’ President. The objective of the Committee is to ensure that recommendations for clients are suitable, independent, align with the client’s own investment objectives, fall within a client’s own investment guidelines or constraints and are made free from bias and conflicts of interest.

As of December 31, 2013, Messrs. St. Aubin, Palmer and Dhillion did not own any shares of the Target Maturity Funds.

Compensation. Portfolio managers receive a base salary and a performance-based bonus. Base salary is fixed and is typically determined based on market factors and the skill and experience of the portfolio manager. For the performance-based bonus, portfolio managers are evaluated by comparing their performance against specific objectives, such as target benchmarks.

Code of Ethics. The Trust, the Adviser and the subadvisers have adopted Codes of Ethics (the “Codes”) which comply with Rule 17j-l under the 1940 Act. The Codes permit personnel who are subject to the Codes to make personal securities transactions, including in securities that may be purchased or held by the funds, subject to the requirements and restrictions set forth in such Codes. The Codes contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of investment advisory clients such as those of the Trust.

Disclosure of Portfolio Holdings. The Trust’s policies and procedures governing disclosure of portfolio holdings permit nonpublic portfolio holding information to be shared with the Trust’s service providers and others who generally need access to such information in the performance of their duties and responsibilities, such as the Trust’s Adviser, subadvisers, administrator, custodian, fund accountants, independent public accountants, attorneys, officers and trustees. The names of all these parties are included on pages 3, 62, 63, and the trustee/officer table beginning on page 32 in this SAI, and information is provided to these parties on a real-time basis or as needed with no time lag. Making portfolio holdings information available to such parties is an incidental part of the services they provide the Trust. In addition, the Funds’ portfolio holdings may be discussed with third parties (e.g., broker/dealers) for the purpose of analyzing or trading such securities. Such parties are subject to duties of confidentiality by agreement or otherwise including a duty not to trade on nonpublic information. Nonpublic portfolio holdings information may also be disclosed by the Funds or the Adviser to certain third parties, provided that (i) a good faith determination is made that the Fund has a legitimate business purpose to provide the information and the disclosure is in the Fund’s best interests; (ii) the recipient does not distribute the portfolio holdings or results of the analysis to third parties, or persons who are likely to use the information for purposes of purchasing or selling shares of the Fund prior to the portfolio holdings becoming public information; (iii) the recipient signs a written confidentiality agreement; and (iv) the Chief Compliance Officer (“CCO”) of the Trust approves of the disclosure. These conditions do not apply to portfolio holdings information released to such third parties after it is posted on the Adviser’s website. Currently, there are no arrangements to provide nonpublic portfolio holdings information to any third party.

The Funds’ portfolio holdings and characteristics may be disclosed in other circumstances if reviewed and approved by the Trust’s CCO. Any disclosure of portfolio holdings or characteristics not addressed by the Trust’s policies and procedures must be submitted to the CCO for review before dissemination. No compensation or other consideration is received by the Trust or any affiliates of the Trust for disclosure of portfolio holdings information. The CCO provides the Board of Trustees with reports of any potential exceptions to, or violations of, the Trust’s policies and procedures governing disclosure of portfolio holdings that are deemed to constitute a material compliance matter. The CCO is responsible for monitoring compliance with these procedures, including requesting information from service providers.

The Funds disclose their portfolio holdings to the extent required by law.

Proxy Voting Policies. For all Funds except the Balanced Fund and Target Maturity Funds, the subadvisers of these Funds have been delegated the responsibility for voting the Funds’ proxies pursuant to the Investment Sub-Advisory Agreements. Each subadviser votes proxies according to proxy voting policies, which are included in Appendix B to this SAI. The Adviser monitors the subadvisers’ compliance with their stated policies and reports to the Board annually on any proxies that were not voted in accordance with a subadviser’s stated policy and any circumstances in which a conflict of interest was identified and how the proxies were voted.

For the Target Maturity Funds, the Adviser will vote proxies according to its proxy voting policy which is included in Appendix B of this SAI.

BROKERAGE ALLOCATION

The Investment Advisory Agreements and the Investment Sub-Advisory Agreements authorize the Adviser and the subadvisers, respectively (collectively, the “Advisers”) (subject to the discretion and control of the Trust’s Board of Trustees), to select the brokers or dealers that will execute the purchases and sales of portfolio securities and direct the Advisers to use their best efforts to obtain the best available price and most favorable execution. Subject to policies established by the Board of Trustees of the Trust, the Advisers may also be authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if an Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided, viewed in terms of either the particular transaction or the Adviser’s overall responsibilities with respect to the Fund and other clients.

In placing portfolio transactions, each of the Advisers will use its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain the best available price and most favorable execution. The full range and quality of brokerage services available will be considered in making these determinations. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the best available price and most favorable execution, consideration may be given to those brokers which supply investment research and other services in addition to execution services. Such services may include factual and statistical information or other items of supplementary research assistance.

Each of the Advisers considers such information useful in the performance of its obligations under the advisory agreements, but is unable to determine the amount by which such services may reduce its expenses. Research services provided by brokers through which the Funds effect securities transactions may be used by an Adviser in servicing all of its accounts; not all of these services may be used by the Adviser in connection with the Funds. In addition, within the parameters of achieving best price and execution, brokerage services may be used to generate commission credits which are used to pay for pricing agent and custodial services. See “Other Services—Custodial Agreement.”

Each of the Advisers is authorized to consider for investment by a Fund securities that may also be appropriate for other mutual funds and/or clients served by the Advisers. To assure fair treatment of each Fund and all clients of the Advisers in situations in which two or more clients’ accounts participate simultaneously in a buy or sell program involving the same security, such transactions will be allocated among the Funds and clients in a manner deemed equitable by the Advisers.

To the extent directed by management of the Funds in writing, the Adviser will direct or suggest to one or more subadvisers to execute purchases and sales of portfolio securities for a Fund through brokers or dealers designated by management of the Fund to the Adviser for the purpose of providing direct benefits to the Fund, subject to the subadviser seeking best execution. However, brokerage commissions or transaction costs in such transactions may be higher, and a Fund may receive less favorable prices, than those which a subadviser could obtain from another broker or dealer, in order to obtain such benefits for the Fund. Where multiple brokers are deemed to be able to provide best execution, brokerage commissions may be allocated to brokers on the basis of their ability to provide research. For the fiscal year ended December 31, 2013, at Wilshire’s request, the Trust’s subadvisers directed approximately $21,891,630 of transactions to implement a brokerage commission recapture program. These transactions generated $16,603 in commissions of which approximately $3,916 was retained by the Distributor and $9,533 was returned to the Funds to offset Fund operating expenses.

For the fiscal years ended December 31, 2013, 2012 and 2011, each Fund paid total brokerage commissions as follows:

Name of Fund	2013	2012	2011
Equity Fund	$64,252	$120,116	$151,237
Balanced Fund(1)	$11,042	$0	$0
Income Fund(2)	$0	$0	$256
Small Cap Fund	$48,863	$91,284	$101,481
International Equity Fund	$48,740	$44,874	$99,068
Socially Responsible Fund	$15,761	$20,695	$33,558
Wilshire 2015 ETF Fund	$2,770	$1,528	$6,337
Wilshire 2025 ETF Fund	$3,095	$2,828	$7,094
Wilshire 2035 ETF Fund	$3,443	$3,700	$8,338

(1)	There were no brokerage commissions for the Balanced Fund in 2011 or 2012 because the Fund did not directly own any equity securities or make equity trades.

(2)	There are generally no brokerage commissions for the Income Fund because the Fund does not directly own any equity securities or make equity trades.

As of December 31, 2013, the Funds held the following securities of their regular brokers or dealers as follows:

Fund	Brokers or Dealers	Market Value
Equity Fund	JP Morgan Chase & Co.		$1,427,204
	Bank of New York Mellon		$897,923
	Citigroup		$328,293
	Bank of America		$305,172
	Goldman Sachs		$274,753
Balanced Fund	None	$
Income Fund	JP Morgan Chase		$1,309,378
	Goldman Sachs Group Inc		$997,602
	Morgan Stanley		$803,552
	Citigroup Inc		$476,782
	Merrill Lynch		$148,697
Small Cap Fund	None	$
International Equity Fund	None	$
Socially Responsible Fund	JP Morgan Chase & Co		$1,202,758
	Citigroup		$1,152,725
2015 ETF Fund	None
2025 ETF Fund	None
2035 ETF Fund	None

DISTRIBUTOR

Pursuant to a Distribution Agreement dated May 30, 2008, SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, Pennsylvania 19456, is the distributor (the “Distributor”) for the continuous offering of shares of the Trust and acts as agent of the Trust in the sale of its shares. The Distribution Agreement provides that the Distributor will use its best efforts to distribute the Funds’ shares.

The Distribution Agreement continues in effect from year to year so long as such continuance is approved at least annually by a vote of the Board of Trustees of the Trust, including the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the Distribution Agreement. The Distribution Agreement automatically terminates in the event of its assignment and may be terminated with respect to a Fund at any time without penalty by the Fund or by the Distributor upon 60 days’ notice. Termination by the Trust with respect to a Fund may be by vote of a majority of the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the Distribution Agreement, or a “majority of the outstanding voting securities” of the Fund, as defined under the 1940 Act. The Distribution Agreement may not be amended with respect to a Fund to increase the fee to be paid by the Fund without approval by a majority of the outstanding voting securities of such Fund and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the Distribution Agreement.

The Trust has adopted a plan under Rule 12b-l with respect to the Equity Fund, the Balanced Fund, the Income Fund, the Small Cap Fund, the International Equity Fund and the Socially Responsible Fund that provides for fees to compensate the Distributor for distribution and shareholder services. For its services under the distribution plan, the Distributor receives a distribution fee from each Fund, payable monthly, at the annual rate of 0.25% of average daily net assets attributable of each Fund. The Trust has also adopted a plan under Rule 12b-1 with respect to the Target Maturity Funds that provides for fees to reimburse the Distributor for distribution and shareholder services. Under the distribution plan for the Target Maturity Funds, the Distributor may be reimbursed through a distribution fee from each Fund for distribution or shareholder services incurred, payable monthly, at the annual rate of up to 0.25% of average daily net assets attributable to each Fund.

For the years ended December 31, 2011, December 31, 2012 and December 31, 2013, the Distributor received the following in distribution fees from the Funds:

2011
Equity Fund	$439,089
Balanced Fund	$0
Income Fund	$235,995
Small Cap Fund	$99,373
International Equity Fund	$120,382
Socially Responsible Fund	$125,711
Wilshire 2015 ETF Fund	$65,083
Wilshire 2025 ETF Fund	$68,581
Wilshire 2035 ETF Fund	$70,661

2012
Equity Fund	$421,284
Balanced Fund	$0
Income Fund	$201,207
Small Cap Fund	$93,926
International Equity Fund	$138,970
Socially Responsible Fund	$123,197
Wilshire 2015 ETF Fund	$70,475
Wilshire 2025 ETF Fund	$86,319
Wilshire 2035 ETF Fund	$93,081

2013
Equity Fund	$445,623
Balanced Fund	$180,600
Income Fund	$190,510
Small Cap Fund	$94,599
International Equity Fund	$103,180
Socially Responsible Fund	$132,486
Wilshire 2015 ETF Fund	$80,406
Wilshire 2025 ETF Fund	$109,762
Wilshire 2035 ETF Fund	$125,292

During the last three fiscal years, the Distributor distributed all of the distribution fees or compensation it received from the Funds.

The distribution plan for the Equity Fund, the Balanced Fund, the Income Fund, the Small Cap Fund, the International Equity Fund and the Socially Responsible Fund is a compensation plan, which means that the Distributor is compensated regardless of its expenses, as opposed to reimbursement plans which reimburse only for expenses incurred. The Distributor may, and it is expected that the Distributor will, pay all or a portion of its fee to insurance companies or their affiliates or financial services firms who assist in distributing or promoting the sale of Fund shares. It is expected that such insurance companies and financial services firms will provide certain shareholders account services, periodic information reporting and telephone support for contract owners with respect to inquiries about the Funds. The Board of Trustees considered various factors in making the determination that the distribution plan is reasonably likely to benefit the Funds and their respective shareholders, including: (1) the fact that the Funds would be primarily dependent for sales of their shares on insurance companies including the Funds as underlying investment vehicles for their insurance products and that in order to be competitive, the Funds must offer compensation to the insurance companies to help defray distribution costs; (2) the likelihood that the distribution plan would stimulate sales of shares of the Funds and assist in increasing the asset base of the Funds; (3) the potential advantages to shareholders of the Funds of prompt and significant growth of the asset base of the Funds, including reaching certain breakpoints and achieving other economies of scale; (4) the formula pursuant to which the payment of fees under the distribution plan is determined; (5) the reasonableness of the fees to be paid under the distribution plan; (6) the lack of reasonable alternative methods of distribution and payments thereof which would be equally effective; and (7) the fact that any significant increase in the asset value of the Funds would benefit the Adviser by increasing the advisory fees payable to it. The following are the amounts spent on behalf of the Variable Insurance Trust Funds pursuant to such plan during the year ended December 31, 2013:

2013

Fund	Printing	Compensation to Broker Dealers	Compensation to Sales Personnel	Other	Reimbursements	Total
Equity Fund	$0	$445,085	$0	$538	$0	$445,623
Balanced Fund	$0	$180,922	$0	$514	$(776)	$180,660
Income Fund	$0	$190,624	$0	$538	$(625)	$190,510
Small Cap Growth Fund	$0	$100,852	$0	$413	$(6,666)	$94,599
International Equity Fund	$0	$102,767	$0	$413	$0	$103,180
Socially Responsible Fund	$0	$132,073	$0	$413	$0	$132,486

The Target Maturity Funds’ distribution plan is a reimbursement plan which reimburses only for expenses incurred. The Board of Trustees considered various factors in making the determination that the distribution plan is reasonably likely to benefit the Target Maturity Funds and their respective shareholders, including: (1) the fact that the Funds will be primarily dependent for sales of their shares on insurance companies; and that in the competitive marketplace, funds often provide compensation to insurance companies to help defray their costs in distributing the insurance contract; (2) the likelihood that the distribution plan will stimulate sales of shares of the Trust, and assist in increasing the asset base of the Funds in the face of competition from a variety of other products; (3) the potential advantages to shareholders of the Trust of growth of the asset base of the Funds, including greater liquidity, more investment flexibility and achievement of greater economies of scale; (4) the formula pursuant to which the payment of fees under the distribution plan is determined; (5) the reasonableness of the fees to be paid under the distribution plan; (6) the lack of reasonable alternative methods of distribution and payments therefore which would be equally effective; and (7) the fact that any increase in the asset value of the Funds will benefit the Adviser by increasing the fees payable to it. The Target Maturity Funds commenced payments under the 12b-1 plan on October 1, 2009. The following are the amounts spent on behalf of the Target Maturity Funds pursuant to such plan during the year ended December 31, 2013:

2013

Fund	Printing	Compensation to Broker Dealers	Compensation to Sales Personnel	Other	Total
Wilshire 2015 ETF Fund	$0	$80,446	$0	$80	$80,526
Wilshire 2025 ETF Fund	$0	$109,882	$0	$80	$109,962
Wilshire 2035 ETF Fund	$0	$125,479	$0	$80	$125,559

From time to time, the Distributor and financial service firms it appoints may engage in activities which jointly promote the sales of shares of multiple Funds, the cost of which may not be readily identifiable or related to any one Fund. Generally, the distribution and shareholder services expenses attributed to such joint distribution and shareholder services activities will be allocated among each Fund on the basis of its respective net assets.

Each distribution plan continues in effect from year to year so long as such continuance is approved at least annually by a vote of the Board of Trustees of the Trust, including the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the distribution plan. Each distribution plan may be terminated with respect to a Fund at any time without penalty or by vote of a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the distribution plan or by vote of a majority of the outstanding securities of a class of the Fund. If a distribution plan is terminated in accordance with its terms, the obligation of a Fund to make payments to the Distributor pursuant to the distribution plan will cease and the Fund will not be required to make any payments past the termination date. Thus, there is no legal obligation for the Fund to pay any expenses incurred by the Distributor in excess of its fees under the distribution plan, if for any reason the Plan is terminated in accordance with its terms. Future fees under the distribution plan may or may not be sufficient to reimburse the Distributor for its expenses incurred. A distribution plan may not be amended with respect to a Fund to increase the fee to be paid by the Fund without approval by a majority of the outstanding voting securities of such Fund and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the distribution plan.

With the exception of the Adviser, in its capacity as the Trust’s investment adviser and the Distributor, in its capacity of distributor of Fund shares, no interested person of the Trust and none of the Trustees who are not interested persons of the Trust have any direct or indirect financial interest in the distribution plans and any related distribution agreement.

Payments to Insurance Companies. The Adviser will pay insurance companies or their affiliates servicing fees based on shares held by variable annuity products issued by such insurance companies. In return for receiving these fees, such insurance companies or their affiliates will provide certain shareholder account services, periodic information reporting and telephone support for contract owners with respect to inquiries about the Funds.

OTHER SERVICES

Administrator. The Trust has entered into an Administration Agreement, dated May 30, 2008, with SEI Investments Global Funds Services (“SEI” or “Administrator”), a Delaware statutory trust. SEI is located at One Freedom Valley Drive, Oaks, PA 19456 and is an affiliate of the Distributor. SEI Investments Management Corporation, a wholly owned subsidiary of SEI Investments Company, is the owner of all beneficial interests in the Administrator. SEI Investment Management Corporation, and its subsidiaries and affiliates, including the Administrator, are leading providers of portfolio evaluation services, fund accounting systems, and brokerage and information services to financial institutions, institutional investors and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

Under the Administration Agreement, the Administrator provides the Trust with fund accounting services, administration services and certain other services as may be required by the Trust. The Administrator prepares tax returns, reports to the Funds’ shareholders, and reports and filings with the SEC and state securities authorities; prepares ongoing compliance updates; provides consultation to the Trust with respect to regulatory matters, including monitoring regulatory and legislative developments that may affect a Fund; assists in the preparation of quarterly board materials; and generally assists in all aspect of a Fund’s operations, other than providing legal or investment advice. The Administrator is paid an asset based fee for these services, subject to certain minimums.

The following table describes the administration fees paid by each Fund to SEI for the years ended December 31, 2011, December 31, 2012 and December 31, 2013:

Name of Fund	2011
Equity Fund	$139,799
Balanced Fund	$113,310
Income Fund	$66,077
Small Cap Fund	$27,825
International Equity Fund	$33,708
Socially Responsible Fund	$35,200
Wilshire 2015 ETF Fund	$10,413
Wilshire 2025 ETF Fund	$10,973
Wilshire 2035 ETF Fund	$11,306

Name of Fund	2012
Equity Fund	$134,437
Balanced Fund	$106,081
Income Fund	$56,336
Small Cap Fund	$26,300
International Equity Fund	$38,912
Socially Responsible Fund	$34,496
Wilshire 2015 ETF Fund	$14,234
Wilshire 2025 ETF Fund	$17,504
Wilshire 2035 ETF Fund	$18,956

Name of Fund	2013
Equity Fund	$142,817
Balanced Fund	$106,496
Income Fund	$53,406
Small Cap Fund	$28,231
International Equity Fund	$28,874
Socially Responsible Fund	$36,980
Wilshire 2015 ETF Fund	$22,514
Wilshire 2025 ETF Fund	$30,733
Wilshire 2035 ETF Fund	$35,082

Custodian. Northern Trust Company (“Northern Trust”), 50 LaSalle Street, Chicago, Illinois 90401-1085, serves as custodian of the assets of the Funds. Under the Custody Agreement, Northern Trust maintains the Funds securities, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on portfolio securities and performs other ministerial duties as outlined in the Custody Agreement.

Transfer Agent. DST Systems, Inc., 333 W. 11th Street, Kansas City, MO 64105, serves as the Trust’s transfer agent and dividend disbursing agent.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103-7042, currently serves as the Trust’s Independent Registered Public Accounting Firm. The Independent Registered Public Accounting Firm performs an annual audit of the financial statements of each Fund and provides services related to SEC filings throughout the year.

Legal Counsel. Vedder Price P.C., 222 North LaSalle Street, Chicago, Illinois 60601, serves as legal counsel to the Trust and the independent trustees of the Trust.

VOTING RIGHTS

The Funds are available exclusively as a pooled funding vehicle for variable life insurance policies and variable annuity contracts (each a “Contract”) offered by the separate accounts, or sub-accounts thereof, of certain life insurance companies (“Participating Insurance Companies”). The Participating Insurance Companies own shares of a Fund as depositors for the owners of their respective Contracts (each a “Contract Owner”). Thus, individual Contract Owners are not the “shareholders” of a Fund. Rather, the Participating Insurance Companies and their separate accounts are the shareholders. Each Participating Insurance Company will offer to Contract Owners the opportunity to instruct it as to how it should vote shares held by it and the separate accounts. A Participating Insurance Company must vote the shares of a Fund held in its name as directed. If a Participating Insurance Company does not receive voting instructions for all of the shares of a Fund held under the Contracts, it will vote all of the shares in the relevant separate accounts with respect to a proposal, for, against, or abstaining, in the same proportion as the shares of such Fund for which it has received instructions from Contract Owners (i.e., echo voting). As a result, a small number of Contract Owners may determine the outcome of a proposal.

Each Fund is authorized by the Declaration of Trust to issue an unlimited number of shares. Shares of each Fund are of the same class with equal rights and privileges with respect to liquidation of a Fund. Each share is entitled to vote on all matters submitted to a vote of shareholders. The shares of each Fund are fully paid and non-assessable, and have no preference as to conversion, exchange, dividends, retirement or other features. The shares of each Fund have no pre-exemptive rights. The shares of each Fund have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of trustees can elect 100% of the trustees if they choose to do so.

Each person with voting rights will be provided with reports and proxy materials relating to the applicable Fund(s). To be entitled to vote, a shareholder (either a public shareholder of the Equity Fund or an insurance company separate account) must have been a shareholder on the record date. The number of Fund shares for which a shareholder may vote is determined by dividing the value of an interest in a Fund by the net asset value of one share of the Fund, as of the same date.

On each matter submitted to a shareholder vote, each shareholder is entitled to one vote for each whole share and each fractional share is entitled to a proportionate fractional vote. All shares of all series of the Trust will vote together as a single class, except for (a) any matter with respect to which a separate vote of one or more series is permitted or required by the 1940 Act or the provisions of the Declaration of Trust; and (b) as to any matter which affects only the interests of one or more particular series, only the shareholders of the one or more affected series are entitled to vote, and each such series will vote as a separate series. All shares of all series of the Trust are voted together in the election of Board members. On any other matter submitted to a vote of shareholders, shares are voted in the aggregate and not by the individual series, except that shares are voted by the individual series when required by the 1940 Act or other applicable law or when the Board determines that the matter affects only the interests of one or more series, in which case shareholders of the unaffected series are not entitled to vote on such matters.

The shareholders have power to vote only (i) for the election of Board members, (ii) with respect to any investment advisory contract, (iii) with respect to termination of the Trust, (iv) with respect to amendments to the Declaration of Trust, (v) with respect to any merger, consolidation or sale of assets, (vi) with respect to incorporation of the Trust, and (vii) with respect to such additional matters relating to the Trust as may be required by the 1940 Act, the Delaware Statutory Trust Act, or any other applicable law, the Declaration of Trust, the By-Laws or any registration of the Trust with the SEC (or any successor agency) or any state, or as and when the Board may consider necessary or desirable.

PURCHASE, REDEMPTION AND PRICING OF FUND SHARES

Each Fund sells and redeems its shares at net asset value per share, without a sales or redemption charge. No minimum purchase or redemption amounts apply. The daily net asset value of each Fund’s shares is determined by dividing the net assets by the number of outstanding shares. Net assets are equal to the total assets of the Fund less its liabilities. The price at which a purchase is effected is based on the next calculated net asset value after the order is received by your insurance company, as described in the product prospectus describing your particular variable annuity contract. A security listed or traded on a domestic exchange is valued at its last sales price on the exchange where it is principally traded. In the absence of a current quotation, the security is valued at the mean between the last bid and asked prices on the exchange. Securities traded over-the-counter (other than NASDAQ) in the United States are valued at the last current sale price. If there are no such sales, the most recent bid quotation is used. Securities quoted on the NASD Automatic Quotation (“NASDAQ”) System, for which there have been sales, are valued at the NASDAQ Official Closing Price. If there are no such sales, the value is the bid quotation. Equity securities primarily traded on a foreign exchange or market are valued daily at the price, which is an estimate of the fair value price, as provided by an independent pricing service. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. In the event market quotations are not readily available, securities are valued according to procedures established by the Board of Trustees or are valued at fair value as determined in good faith by the Pricing Committee, whose members include at least two representatives of the Adviser, one of whom is an officer of the Trust, or the Trust’s Valuation Committee. Securities whose values are considered unreliable because a significant valuation event has occurred may be valued at fair value by the Pricing Committee or the Trust’s Valuation Committee. Investments in the underlying funds by the Equity Fund, the Balanced Fund, the Small Cap Fund and the International Equity Fund will be valued at their net asset value as reported by the underlying funds. The Target Maturity Funds’ initial investment in an ETF is valued at the ETF’s net asset value or is valued at market price, depending upon whether a Fund purchased the ETF directly from the ETF in “creation units” or on an exchange, as applicable.

Debt securities having a remaining maturity of 60 days or less, maturing at par, are valued at prices supplied by the Funds’ pricing agent for such securities, if available, and otherwise are valued at amortized cost. Under the amortized cost method of valuation, the security is initially valued at cost. Then, a Fund assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon the sale of the security. When market quotations are not available, securities are valued at fair value as discussed above.

Short-Term And Excessive Trading. The Trust and the Funds are designed for long-term investors. The Funds do not accommodate short-term or excessive trading and ask the insurance companies that offer the Funds for cooperation in discouraging such trading activity through their variable annuity contracts. Such trading may present risks to other shareholders in the Funds, including disruption of portfolio investment strategies, with potential resulting harm to investment performance, and increased trading costs or Fund expenses. Thus, such trading may negatively impact a Fund’s net asset value and result in dilution to long-term shareholders.

In an effort to protect long-term shareholders, the Board of Trustees has adopted policies and procedures which seek to deter short-term and excessive trading. Shares of the Funds are only held as the underlying investment for variable annuity contracts issued by insurance companies, and, as a result, the participating insurance companies, rather than the underlying contract owners, are the shareholders of the Funds. The Trust is limited in its ability to enforce the Trust’s market timing trading policy because each insurance company has the relationship with, and is responsible for maintaining the account records of, the individual variable annuity contract owners. In addition, there may be legal and technical limitations on the ability of an insurance company to impose trading restrictions and to apply the Trust’s market timing trading policy to their variable annuity contract owners. As a result, there is no assurance that the Trust will be completely successful in its effort to detect or minimize market timing activity.

Under agreements that the Trust or its distributor have entered into with participating insurance companies, the Trust may request transaction information from participating insurance companies at any time in order to determine whether there has been short-term trading by the participating insurance companies’ customers. The Trust will request that the participating insurance company provide individual contract owner level detail to the Trust at its request. If short-term trading is detected at the contract owner level, the Trust will request that the participating insurance company (a) continue to monitor the contract owner, (b) issue the contract owner a warning, or (c) ban the contract owner from making further allocations to that Fund. The Trust reserves the right to reject or cancel all future purchase and exchange transactions if the Trust believes there appears to be a pattern of short-term or excessive trading activity. A participating insurance company may apply its own short-term trading policies and procedures, which may be more or less restrictive than the Trust’s policies and procedures.

The Trust has entered into shareholder information agreements with participating insurance companies. Under such shareholder information agreements, the Trust may instruct a participating insurance company to restrict or prohibit further purchases or exchanges of fund shares by a shareholder who has been identified by the Trust as having engaged in transactions of fund shares that violate policies established by the Trust for the purpose of eliminating or reducing any dilution of the value of the outstanding securities issued by the Trust.

The Funds which invest in ETFs which in turn invest in small cap or foreign securities, as well as such ETFs, may be more prone to market timing and time zone arbitrage.

FEDERAL INCOME TAX MATTERS

The following is intended to be a general summary of certain federal income tax consequences of investing in a Fund. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their own tax advisors concerning the federal, state, local or foreign tax consequences of an investment in a Fund.

Each Fund qualifies and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). In order to qualify as a regulated investment company under the Code, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities, or foreign currencies, other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or foreign currencies and net income derived from interests in qualified publicly traded partnerships; (b) distribute at least 90% of its investment company taxable income (which includes net short-term capital gains in excess of net long-term capital losses) determined without regard to the deduction for dividends paid; and (c) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities limited in respect of any one issuer to 5% of the Fund’s total assets and to not more than 10% of the outstanding voting securities of that issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies) or of two or more issuers (other than the securities of other regulated investment companies) controlled by the Fund and engaged in the same, similar or related trades or businesses or of one or more qualified publicly traded partnerships.

The Funds are investment vehicles for the variable contracts of life insurance companies. The separate accounts which maintain the variable contracts must satisfy quarterly diversification requirements under Section 817(h) of the Code. These diversification requirements, which apply in addition to the diversification requirements imposed on the Funds by the 1940 Act and the Code in order to qualify as a regulated investment company, place limitations on the investments of each Fund that can be made in the securities of certain issuers. If Fund investments are not adequately diversified under Section 817(h), the earnings of all variable contracts invested, in whole or in part, in the Fund will be currently taxable to the variable contract owners.

As a regulated investment company, a Fund is not subject to federal income tax on its net investment income (including short-term capital gains) if it distributes all net investment income to its shareholders. A Fund will not be subject to federal income tax on any net capital gains (the excess of net long-term capital gains over net short-term capital losses) that are distributed as capital gain dividends. However, a Fund would be subject to corporate income tax (currently imposed at a maximum rate of 35%) on any undistributed income. Each Fund intends to distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) and net capital gains. Amounts not distributed on a timely basis may be subject to a nondeductible 4% federal excise tax. To prevent imposition of this excise tax, each Fund must distribute, or be deemed to have distributed, during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the twelve month period ending on October 31 of the calendar year, and (3) all such ordinary income and capital gains for previous years that were not distributed during such years. However, the excise tax does not apply to a regulated investment whose only shareholders during the calendar year are segregated asset accounts of life insurance companies supporting variable life insurance contracts or variable annuity contracts, certain qualified trusts, certain other tax-exempt entities, or parties that contributed in aggregate $250,000 or less in seed money to the fund. Each Fund intends to qualify for this exception each year or intends to make sufficient distributions on a timely basis to avoid the imposition of the excise tax.

A distribution will be treated as having been paid on December 31 if it is declared by a Fund in October, November or December and is paid in January of the following year. Accordingly, such distributions will be taxable to shareholders subject to federal income tax on a current basis in the calendar year in which the distributions are declared.

If in any taxable year a Fund fails to qualify as a regulated investment company under the Code, such Fund would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify as a regulated investment company, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, would generally constitute ordinary dividends, which would generally be eligible for the dividends received deduction available to corporate holders, and individual and other noncorporate shareholders of the Fund would generally be able to treat such distributions as “qualified dividend income” provided in both cases certain holding period and other requirements are satisfied. If a Fund fails to qualify as a regulated investment company, owners of variable annuity contracts who have indirectly invested in the Fund may be taxed for federal income tax purposes currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.

If a Fund invests in another investment company that qualifies as a regulated investment company, including certain ETFs, and the other investment company realizes net losses on its investments for a given taxable year, the Fund will not be able to recognize its share of those losses until it disposes of shares of such investment company. Moreover, even when a Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as an ordinary deduction. In particular, a Fund will not be able to offset any capital losses from its dispositions of shares of other investment companies against its ordinary income. As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that a Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the investment companies in which it invests, rather than investing in shares of the investment companies. For similar reasons, the character of distributions from a Fund (e.g., long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the investment companies in which it invests.

A Fund’s transactions, if any, in options, futures and foreign currency transactions are subject to special tax provisions that may accelerate or defer recognition of certain gains or losses, change the character of certain gains or losses or alter the holding periods of certain of the Fund’s securities.

The mark-to-market rules of the Code may require a Fund to recognize unrealized gains and losses on certain options and futures held by the Fund at the end of the fiscal year. Under these provisions, 60% of any capital gain net income or loss recognized will generally be treated as long-term and 40% as short-term. However, although certain forward contracts and futures contracts on foreign currency are marked to market, the gain or loss is generally ordinary under Section 988 of the Code. In addition, the straddle rules of the Code would require deferral of certain losses realized on positions of a straddle to the extent that a Fund had unrealized gains in offsetting positions at year end.

The application of certain requirements for qualification as a regulated investment company and the application of certain other federal income tax rules may be unclear in some respects in connection with investments in certain derivatives and other investments. As a result, a Fund may be required to limit the extent to which it invests in such investments and it is also possible that the Internal Revenue Service may not agree with a Fund’s treatment of such investments. In addition, the tax treatment of derivatives and certain other investments may be affected by future legislation, Treasury Regulations and guidance issued by the Internal Revenue Service (which could apply retroactively) that could affect the timing, character and amount of a Fund’s income and gains and distributions to shareholders, affect whether a Fund has made sufficient distributions and otherwise satisfied the requirements to maintain its qualification as a regulated investment company and avoid federal income and excise taxes or limit the extent to which a Fund may invest in certain derivatives and other investments in the future.

Foreign exchange gains and losses realized by the International Equity Fund in connection with certain transactions that involve foreign currency-denominated debt securities, certain foreign currency options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing, and character of distributions to shareholders. For example, if a Fund sold a foreign stock or bond and part of the gain or loss on the sale was attributable to an increase or decrease in the value of a foreign currency, then the currency gain or loss may be treated as ordinary income or loss. The International Equity Fund may qualify for and make an election permitted under the “pass through” provisions of Section 853 of the Code, which allows a regulated investment company to have its foreign tax credit taken by its shareholders instead of on its own tax return. To be eligible for this credit, more than 50% of the value of the Fund’s total assets at the close of its taxable year must consist of stock or other securities in foreign corporations, and the Fund must have distributed at least 90% of its investment company taxable income (determined without regard to the deduction for dividends paid). If the International Equity Fund makes this election, it may not take any foreign tax credit, and may not take a deduction for foreign taxes paid. However, the Fund is allowed to include the amount of foreign taxes paid in a taxable year in its dividends-paid deduction. Each shareholder would then include in its gross income, and treat as paid by it, its proportionate share of the foreign taxes paid by the Fund.

Investment income derived from foreign securities may be subject to foreign income taxes withheld at the source. Because the amount of a Fund’s investments in various countries will change from time to time, it is not possible to determine the effective rate of such taxes in advance.

If the U.S. government were to impose any restrictions, through taxation or other means, on foreign investments by U.S. investors such as those to be made through the International Equity Fund, the Board of Trustees will promptly review the policies of the International Equity Fund to determine whether significant changes in its investments are appropriate.

Investor Taxation. Under current law, owners of variable annuity contracts who are indirectly invested in a Fund generally are not expected to be subject to federal income tax on Fund earnings or distributions or on gains realized upon the sale or redemption of Fund shares until they are withdrawn from the contract. For information concerning the federal income tax consequences to the owners of variable annuity contracts, see the variable annuity contract prospectus issued by the applicable insurance company separate account.

Dividends and distributions received by public shareholders of the Equity Fund will be taxable for federal income tax purposes whether received in cash or reinvested in additional shares. Public shareholders of the Equity Fund who sell or exchange their shares in such Fund will generally have a taxable transaction for federal income tax purposes. Holders who sell such shares or redeem such shares (including a redemption resulting from liquidation of the Fund) will generally recognize gain or loss in an amount equal to the difference between the net proceeds of the sale and their adjusted tax basis in the shares sold. In general, any gain or loss realized upon a taxable disposition of share will be treated as long-term capital gain or loss if the shares have been held for more than one year and if not held for such period, as short-term capital gain or loss. However, any loss realized upon the taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of shares of a Fund will be disallowed if other shares of the Fund or other substantially identical stock or securities are acquired (including through reinvestment dividends) within 30 days before or after the disposition. In such a case, the basis of the newly purchased stock or securities will be adjusted to reflect the disallowed loss. A shareholder’s ability to utilize capital losses may be limited by the Code.

An additional 3.8% Medicare tax is imposed on certain net investment income (including dividends and capital gain distributions received by public shareholders from the Equity Fund and net gains from redemptions or other taxable dispositions of Equity Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

Investors may be subject to “backup withholding” on distributions and proceeds payable to investors who fail to provide such Fund with their correct taxpayer identification number or who fail to make required certifications or if the Internal Revenue Service instructs a Fund to do so. The backup withholding tax rate is currently 28%.

The foregoing discussion relates solely to U.S. federal income tax laws as applied to U.S. investors. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of Fund shares, including the possibility that distributions may be subject to a 30% U.S. withholding tax (or a reduced rate of withholding provided by treaty).

Capital Loss Carry Forwards. At December 31, 2013, the following Funds have available for federal income tax purposes unused capital losses as follows:

	Expiring December 31,
Fund	2016	2017	2018
Equity Fund	$0	$73,587,712	$0
Balanced Fund	$0	$255,919	$0
Small Cap Fund	$0	$0	$0
International Equity Fund	$0	$4,016,453	$387,494
Socially Responsible Fund	$0	$11,816,430	$0
2015 ETF Fund	$0	$0	$0
2025 ETF Fund	$0	$0	$0
2035 ETF Fund	$0	$0	$0

For net capital losses arising in taxable years beginning after December 22, 2010 (“post-enactment losses”), a Fund will generally be able to carry forward such capital losses indefinitely. A Fund’s net capital losses from taxable years beginning on or prior to December 22, 2010, however, will remain subject to their current expiration dates and can be used only after the post-enactment losses.

Fund	Short-term Losses	Long-term Losses	Total
Income Fund	$656,729	$158,485	$815,214

The above discussion is only an abbreviated summary of the applicable provisions of the Code and is not intended as tax advice.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The following table sets forth as of April 4, 2014, information about the investors of each Fund known by the Fund to own, control, or hold with power to vote 5% or more of its outstanding securities. A shareholder who owns, directly or indirectly, 25% or more of a Fund’s voting securities may be deemed to be a “control person,” as defined by the 1940 Act. Since the listed insurance company registered separate accounts’ voting rights are passed through to contract owners, the insurance companies themselves do not exercise voting control over the shares held in those accounts.

	Type of Ownership	% of Shares
Equity Fund:
Horace Mann Life Insurance Co. Separate Account 1 Horace Mann Plz Springfield IL 62715-0002	Beneficial	86.71%
Balanced Fund:
Horace Mann Life Insurance Co. Separate Account 1 Horace Mann Plz Springfield IL 62715-0002	Beneficial	100%
Income Fund:
Balanced Fund c/o SEI 1 Freedom Valley Dr. Oaks PA 19456	Beneficial & Record	61.42%
Horace Mann Life Insurance Co. Separate Account 1 Horace Mann Plz Springfield IL 62715-0002	Beneficial	38.41%
Small Cap Fund:
Horace Mann Life Insurance Co. Separate Account 1 Horace Mann Plz Springfield IL 62715-0002	Beneficial	99.63%

	Type of Ownership	% of Shares
International Equity Fund:
Horace Mann Life Insurance Co. Separate Account 1 Horace Mann Plz Springfield IL 62715-0002	Beneficial	99.98%
Socially Responsible Fund:
Horace Mann Life Insurance Co. Separate Account 1 Horace Mann Plz Springfield IL 62715-0002	Beneficial	99.95%
Wilshire 2015 ETF Fund:
Horace Mann Life Insurance Co. Separate Account 1 Horace Mann Plz Springfield IL 62715-0002	Beneficial & Record	96.68%
Wilshire 2025 ETF fund:
Horace Mann Life Insurance Co. Separate Account 1 Horace Mann Plz Springfield IL 62715-0002	Beneficial & Record	97.55%
Wilshire 2035 ETF Fund:
Horace Mann Life Insurance Co. Separate Account 1 Horace Mann Plz Springfield IL 62715-0002	Beneficial & Record	98.26%

Horace Mann Life Insurance Company is organized under the laws of the State of Illinois and is a wholly owned subsidiary of Allegiance Life Insurance Company, an Illinois-domiciled life insurance company. One hundred percent of the stock of Allegiance Life Insurance Company is held by Horace Mann Educators Corporation, an insurance holding company incorporated in Delaware.

GENERAL INFORMATION

As a Delaware statutory trust, the Trust is not required to hold annual shareholder meetings. However, special meetings may be called for purposes such as electing or removing trustees, changing fundamental policies or approving an investment advisory contract. If requested to do so by the holders of at least 10% of the Trust’s outstanding shares, the Trust will call a special meeting for the purpose of voting upon the question of removal of a trustee or trustees and will assist in the communications with other shareholders as if the Trust were subject to Section 16(c) of the 1940 Act. All shares of all series of the Trust are voted together in the election of trustees. On any other matter submitted to a vote of shareholders, shares are voted in the aggregate and not by the individual series, except that shares are voted by the individual series when required by the 1940 Act or other applicable law or when the Board of Trustees determines that the matter affects only the interests of one or more series, in which case shareholders of the unaffected series are not entitled to vote on such matters.

FINANCIAL STATEMENTS

The financial statements for the Equity Fund, the Balanced Fund, the Income Fund, the Small Cap Fund, the International Equity Fund and the Socially Responsible Fund, and the Report of Independent Registered Public Accounting Firm thereon, are incorporated herein by reference from their annual report dated December 31, 2013. The financial statements for the Target Maturity Funds and the Report of Independent Registered Public Accounting Firm thereon, are incorporated herein by reference from the Target Maturity Funds’ annual report dated December 31, 2013.

A copy of the annual report or semi-annual report must be accompanied by or preceded by its applicable prospectus. Additional copies of the annual reports, including the Report of Independent Registered Public Accounting Firm, or the semi-annual report may be obtained, upon request and without charge, by contacting the Trust c/o 430 W. 7th Street, Kansas City, MO 64105, or by telephoning 1-888-200-6796.

APPENDIX A

Description Of Commercial Paper and Bond Ratings

A.	Long-Term Ratings

1.	Moody’s Investors Service — Long-Term Corporate Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note
Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

2.	Standard and Poor’s — Long-Term Issue Credit Ratings (including Preferred Stock)

Issue credit ratings are based, in varying degrees, on the following considerations:

•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation;

•
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Note
Obligations rated ‘BB,’ ‘B,’ ‘CCC,’ ‘CC,’ and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB,’ but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C
A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms.

D
An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Note	Plus (+) or minus (-). The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR
This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

3.	Fitch — International Long-Term Credit Ratings

International Long-Term Credit Ratings (LTCR) may also be referred to as Long-Term Ratings. When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations.

The following rating scale applies to foreign currency and local currency ratings:

Investment Grade

AAA
Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A
High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
Good credit quality. ‘BBB’ ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Speculative Grade

BB
Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B
Highly speculative. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC	Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

CC	Default of some kind appears probable.

C	Default is imminent.

RD	Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D	Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

•	Failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;

•	The bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor;

•	The distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated ‘D’ upon a default. Defaulted and distressed obligations typically are rated along the continuum of ‘C’ to ‘B’ ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the ‘B’ or ‘CCC-C’ categories.

Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

Note
The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ long-term rating category, to categories below ‘CCC,’ or to short-term ratings other than ‘F1’. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

B.	Preferred Stock Ratings

1.	Moody’s Investors Service

aaa
An issue that is rated “aaa” is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa
An issue that is rated “aa” is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

a
An issue that is rated “a” is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the “aaa” and “aa” classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa
An issue that is rated “baa” is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba
An issue that is rated “ba” is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b
An issue that is rated “b” generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa	An issue that is rated “caa” is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca	An issue that is rated “ca” is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c	This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note
Moody’s applies numerical modifiers 1, 2, and 3 in each rating classification; the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

C.	Short Term Ratings

1.	Moody’s Investors Service

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note	Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

2.	Standard and Poor’s

A-1
A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2
A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3
A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B
A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1
A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2
A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3
A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C
A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D
A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Note
Dual Ratings. Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

3.	Fitch

The following ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1	Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3	Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

B	Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

C	High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D	Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Note
The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ long-term rating category, to categories below ‘CCC,’ or to short-term ratings other than ‘F1’. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

APPENDIX B

Wilshire Associates

PROXY VOTING POLICY
(as of April 2010)

Wilshire Associates acknowledges its responsibility as a fiduciary to vote proxies prudently and solely in the best interest of its clients. To fulfill this responsibility, Wilshire Associates has adopted and implemented the following policies and procedures.

Proxy Voting Guidelines

Wilshire Associates acknowledges it has a duty of care to its clients that requires monitoring and voting client proxies. To assist in this effort, Wilshire Associates has retained a third party proxy agent to research and vote proxies. The proxy agent will provide proxy-voting analysis and vote proxies in accordance with predetermined guidelines. Wilshire Associates believes that relying on an independent proxy agent is in the best interest of its clients and protects Wilshire Associates’ proxy voting decisions from potential conflicts of interest.

There may be occasions when Wilshire Associates determines that not voting a proxy may be in the best interest of clients; for example, when the cost of voting the proxy exceeds the expected benefit to the client. There may also be times when clients have instructed Wilshire Associates not to vote proxies or direct Wilshire Associates to vote proxies in a certain manner. Wilshire Associates will maintain written instructions from clients with respect to directing proxy votes.

Wilshire Associates also reserves the right to override the proxy agent’s vote recommendations under certain circumstances. Wilshire Associates will only do so if it believes that changing such vote is in the best interest of clients. All overrides will be approved by the Chief Compliance Officer.

Conflicts of Interest

If Wilshire Associates determines that a material conflict exists, it will defer to the proxy agent to vote in accordance with the predetermined voting policy, which is designed to be independent, objective and in the best interest of the investors.

ClearBridge

Proxy Voting Policies and Procedures

ClearBridge is subject to the Proxy Voting Policies and Procedures that it has adopted to seek to ensure that it votes proxies relating to equity securities in the best interest of client accounts. The following is a brief overview of the policies.

ClearBridge votes proxies for each client account with respect to which it has been authorized or is required by law to vote proxies. In voting proxies, ClearBridge is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of the beneficial owners of the accounts it manages. ClearBridge attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. ClearBridge may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve ClearBridge of its responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the policies, ClearBridge generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the policies that ClearBridge considers in voting on such issue, ClearBridge considers those factors and votes on a case-by-case basis in accordance with the general principles set forth above. In the case of a proxy issue for which there is no stated position or list of factors that ClearBridge considers in voting on such issue, ClearBridge votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the policies or for which there is a list of factors set forth in the policies that ClearBridge considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructuring, and social and environmental issues. The stated position on an issue set forth in the policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. There may be occasions when different investment teams vote differently on the same issue. An investment team (e.g., ClearBridge SAI investment team) may adopt proxy voting policies that supplement ClearBridge’s Proxy Voting Policies and Procedures. The SAI team maintains proxy voting guidelines to be applied to sustainability-related proposals (e.g., environmental, social or community) for SAI clients. In addition, in the case of Taft-Hartley clients, ClearBridge will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Voting guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

In furtherance of ClearBridge’s goal to vote proxies in the best interest of clients, ClearBridge follows procedures designed to identify and address material conflicts that may arise between ClearBridge’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, ClearBridge periodically notifies ClearBridge employees in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of ClearBridge with respect to voting proxies on behalf of client accounts both as a result of their personal relationships or ClearBridge’s business relationships or the personal or business relationships of other Legg Mason units’ employees, and (ii) to bring conflicts of interest of which they become aware to the attention of ClearBridge’s General Counsel/Chief Compliance Officer. ClearBridge also maintains and considers a list of significant ClearBridge relationships that could present a conflict of interest for ClearBridge in voting proxies.

ClearBridge generally takes the position that non-ClearBridge relationships between a Legg Mason affiliate and an issuer do not present a conflict of interest for ClearBridge in voting proxies with respect to such issuer. Such position is based on the fact that ClearBridge is operated as an independent business unit from other Legg Mason business units as well as on the existence of information barriers between ClearBridge and certain other Legg Mason business units.

ClearBridge’s Proxy Committee reviews and addresses conflicts of interest. A proxy issue that will be voted in accordance with a stated ClearBridge position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Committee for a conflict of interest review because ClearBridge’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, ClearBridge’s decision-making in voting proxies. If it is determined by the Proxy Committee that a conflict of interest is not material, ClearBridge may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Committee that a conflict of interest is material, the Proxy Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

WCM INVESTMENT MANAGEMENT

Proxy Voting

WCM has written proxy voting policies and procedures as required by Advisers Act Rule 206(4)-6. Under these policies and procedures, WCM votes proxies relating to equity portfolio securities in the best economic interests of Clients, unless the Client contract specifies that WCM will not vote. WCM believes that its Clients’ best economic interest with regards to proxy voting is best served by engaging an independent firm that specializes in researching companies and their management for the purpose of increasing Investors potential financial gain through voting proxies. WCM has therefore engaged and adopted the U.S. Policy, International Policy and Investment Manager Policy of Glass Lewis. In the event of a special Client request, WCM will also accommodate the following styles: Taft Hartley, Public Pension, ESG (environmental, social and government practice) and Management Supportive.

In the event WCM does not have the authority to vote proxies on a Client’s behalf, Clients should instruct their custodian to send proxies directly to them. Any proxies erroneously received by WCM for the Client will be forwarded to the Client. Clients are welcome to contact WCM with questions regarding proxy ballots or other solicitations.

WCM acknowledges its responsibility for identifying material conflicts of interest relating to voting proxies. When a material conflict of interest between WCM’s interests and its Clients’ interests appears to exist, such conflict will be mitigated by the fact that WCM always votes with Glass Lewis’ recommendation in this situation. In the event that a conflict of interest arises between Glass Lewis and a Client of WCM, WCM will evaluate the circumstances and either (1) elevate the decision to the management team responsible for holding that particular security who will make a determination as to what would be in the Client’s best interest; (2) if practical, notify affected Clients of the conflict of interest and seek a waiver of the conflict; or (3) if agreed upon in writing with the Clients, forward the proxies to affected Clients allowing them to vote their own proxies.

For each proxy, WCM maintains all related records as required by applicable law. WCM will not disclose proxy votes for a Client to other Clients or third parties unless specifically requested, in writing, by the Client. However, to the extent that WCM may serve as a subadviser to another adviser to a Client, WCM will be deemed to be authorized to provide proxy voting records on such Client accounts to such other adviser.

Thomas White

Thomas White International, Ltd. (“Thomas White” or the “firm”) has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with the firm’s fiduciary duties and SEC rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”) and fiduciary standards and responsibilities for ERISA accounts.

Thomas White’s actions reflect the investment policy goals of its clients. All proxies are voted in accordance with the firm’s responsibility to act solely in the interest of the plan beneficiaries and in a manner that maximizes the economic value of the underlying shares. Clients may request a listing of how proxies were voted by Thomas White for their account.

The Chief Compliance Officer of Thomas White shall administer and oversee the proxy voting process.

PROCEDURES

THOMAS WHITE, when the advisory contract calls for it, will vote as instructed by the client.

The client’s custodian or other agent will forward, or cause to be forwarded to Thomas White all relevant proxy materials. The proxy administrator will review all materials and categorize according to issue and proposing party. Each issue will be reviewed by the proxy administrator to assess the extent to which there may be a material conflict between Thomas White’s interests and those of the client. In the event that a material conflict arises, Thomas White will disclose the conflict to clients and obtain their consents before voting. The proxy administrator will vote the proxy in accordance with the firm’s policies and procedures and return the voted proxy to the issuer or its information agent.

The proxy administrator will periodically reconcile proxies received against holdings on the record date of client accounts over which Thomas White has voting authority to ensure that all shares held on the record date, and for which a voting obligation exists, are voted.

Thomas White will maintain records of proxies voted pursuant to Section 204-2 of the Advisers Act.

CATEGORIES OF ISSUES - MANAGEMENT PROPOSALS

A.
Routine Matters/Corporate Administrative Items. The policy of Thomas White generally is to support the nominees to the board of the directors so long as the nominees have shown responsibility to the welfare of the shareholders. Thomas White typically supports managements’ choice of auditors.

B.	Cumulative Voting. Thomas White will reject any proposal to dismantle cumulative voting provisions.

C.
Stock Authorizations. Thomas White will vote against any common stock authorization that does not appear to be related to the future legitimate operation of the company. Unless management’s argument in defense of their proposal to authorize blank check preferred stock is rational, Thomas White will vote against these proposals.

A.
Changes in Voting Rights. Thomas White recognizes the voting rights of its common stock holdings to be valuable assets. The firm will support all one-share-one-vote provisions and will resist any proposals that would dilute the voting power of shares held by the firm’s clients.

B.
Stock Option Plans and Employee Compensation. It is Thomas White’s approach to carefully study each proposal on a case by case basis to determine whether the proposal is used primarily as an anti-takeover device or subverts the incentive-based purpose of the plans. Thomas White must vote in opposition to any proposal that appears to be an anti-takeover device

C.
Mergers/Acquisitions. Thomas White’s stated policy objective would lead to the acceptance of any management proposal to merge with another company so long as the bid price is a notable premium over the trading price, and assuming no attractive bid from a third party is forthcoming.

D.	Classified Board. Thomas White will vote to oppose the institution of a classified board and will vote in favor of its repeal wherever they have already been installed.

E.
Director & Officer Liability and Indemnification. Although such provisions can serve to entrench management by making them immune from personal accountability, Thomas White generally will support these provisions. Given the current highly litigious environment it may be necessary to provide this kind of protection in order to attract good managers and directors. Thomas White may, however, vote against such measures if they are accompanied by a number of anti-takeover defenses and/or in those cases where Thomas White favors a potential acquirer in a challenge for corporate control.

F.
Fair Price Provisions. Thomas White feels that the shareholders themselves are the best judges of what is and what is not a “fair price” for their shares. Accordingly, Thomas White must vote against such provisions and support any proposition that would eliminate them.

G.
Other Proposals. Thomas White will judge each proposal on a case by case basis. In deciding how to vote the firm will refer to Thomas White’s general guidelines statement. When Thomas White invests in a company, it feels that the company is generally well managed. Thomas White defines this as working to achieve the best return for their stockholders.

CATEGORIES OF ISSUES - SHAREHOLDER PROPOSALS

A.
Confidential Voting. It is the opinion of Thomas White that the cost of installing confidential voting is small compared to the gains. As the goal of Thomas White is to pursue the economic interests of its clients, it is also firm policy to vote in support of confidential voting.

B.	Cumulative Voting. Thomas White’s policy is to generally vote in favor of cumulative voting provisions and to oppose their removal.

C.	Equal Access to the Proxy Statement. Thomas White supports equal access to the proxy material and vote against any proposal that would curtail this access.

D.
Anti-Greenmail. As the payment of greenmail has been found to have a negative effect on the market price of the company’s shares, it is Thomas White’s policy to reject this discriminatory payment to a single shareholder.

E.
Restore Preemptive Rights. It is the opinion of Thomas White that the restoration of preemptive rights may not be in the best interest of its clients. It is possible to preserve one’s proportionate ownership in a company without preemptive rights and the restoration of these rights may well have an adverse effect on the company’s fund raising ability.

F.
Repeal Classified Board. For reasons outline under Management Proposals above, Thomas White generally supports any proposal that would end a classified board scheme in any of the companies in which it holds stock.

G.	Amend Supermajority Rule. Thomas White feels that poison pill plans act to reduce share value and, therefore, any proposal that would weaken or reduce the poison pill generally will be supported.

H.
Opt Out of State Takeover Laws. Thomas White concludes that state takeover laws serve to entrench management and to inhibit the full market valuation of the adopting company’s shares. Thomas White must, therefore, vote to opt out this restriction whenever it appears.

I.	Minimum Stock Ownership. Thomas White’s general policy guidelines would lead to a review of each case by itself when making voting decisions regarding this issue.

J.
Social/Political Issues. Thomas White’s fiduciary responsibilities direct it to work to achieve maximization of portfolio values. The firm cannot use our proxy voting prerogative to affect the goals of private groups or individuals at the economic expense of its clients and would therefore typically vote against such proposals.

K.
Recommendation to Redeem Poison Pill (Shareholders Rights). Since poison pill plans usually have onerous effects on share value, Thomas White generally will vote to reject all existing forms of poison pill plans.

L.
Require Shareholder Approval of Any Targeted Share Placement. In so far as management’s unrestrained capacity to perform a targeted share placement serves to entrench management and inhibit the full valuation of the clients’ shares, Thomas White will vote for any carefully written proposals that would allow shareholders a vote on such a placement.

M.	Disclose Government Service Disclose Employee or Director Compensation. It is Thomas White’s policy to generally abstain from voting on or to reject such proposals.

SECURITIES LITIGATION

A.
Securities Litigation. The filing of Proof of Claims for class action lawsuits is not one of the services which Thomas White typically provides to clients. The firm will forward any materials received regarding class action lawsuits and bankruptcies to the client at their address of record.

Western Asset Management Company

Western Asset Management Company Limited

PROXY VOTING PROCEDURES

Background

An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

Policy

As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset Management Company Limited) regarding the voting of any securities owned by its clients.

Los Angeles Capital

Los Angeles Capital’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interests of its clients. The process includes use of an independent voting agent who provides proxy analysis, internal research and use of independent research from consultants. The Firm has a voting policy but ultimately retains the right to cast each vote on a case-by-case basis. The process also takes into account any restrictions imposed by the fund. The firm’s Proxy Committee oversees the proxy process and is responsible for identifying any conflicts of interest.

Ranger

It is Ranger’s policy to review each proxy statement on an individual basis and to base its voting decision exclusively on its judgment of what will best serve the financial interests of the beneficial owners of the security, including the Small Cap Fund.

A number of recurring issues can be identified with respect to the governance of a company and actions proposed by that company’s board. Ranger follows internal proxy voting procedures (found in the Ranger compliance policies and procedures manual) that allow Ranger to vote on these issues in a uniform manner. Proxies are generally considered by the investment team members responsible for monitoring the security being voted. That person will cast his votes in accordance with the proxy voting policy and procedures. Any non-routine matters are referred to the portfolio manager.

In connection with any security which is the subject of a proxy vote, Ranger will determine whether any conflict of interest exists between Ranger or its affiliates, on the one hand, and the beneficial owners of the securities, on the other hand. If a conflict of interest is identified, Ranger will first seek to apply the general guidelines found in Ranger’s compliance manual without regard to the conflict. If the guidelines do not apply, or the conflict of interest is of a nature sufficient to prevent Ranger from exercising the voting rights in the best interests of its investors, Ranger will notify the beneficial owners of such conflict, describe how Ranger proposes to vote and the reasons therefore, and request the investor to provide written instructions if the investor desires the voting rights to be exercised in a different manner (which may include not voting the proxy). If an investor does not deliver contrary written instructions, Ranger will vote as indicated in its notice to investors.

Santa Barbara

Proxy Voting Policy

Generally, except to the extent a client instructs otherwise, Santa Barbara will vote on all matters for which a shareholder vote is solicited by issuers of securities beneficially held in client accounts. Santa Barbara generally votes in accordance with guidance provided by third party research. In certain instances, Santa Barbara may determine that it is in clients’ best interest to deviate from the guidelines or the proxy issue may require individual case-by-case consideration under the guidelines.

Santa Barbara may have a material conflict of interest when voting proxies if, for example, it manages assets for a publicly-traded company that is the subject of a proxy or if an employee’s spouse serves as a director or executive of such a company. Santa Barbara may have an incentive to vote proxies in order to retain the company as a client, rather than in the best interests of its clients. If a proposal raises a material conflict of interest between Santa Barbara and its client(s), Santa Barbara will vote the proxy in a pre-determined manner, seek client direction or obtain voting direction from an independent third party, as determined by the proxy voting guidelines for the applicable strategy. Although Santa Barbara has affiliates that provide investment advisory, broker-dealer, or other financial services, it does not generally receive non-public information about the business arrangements of such affiliates (except in limited circumstances such as with regard to major distribution partners of their investment products) or the directors, officers and employees of such affiliates. Therefore, Santa Barbara is unable to consider such information in its process of determining whether there are material conflicts of interest.

Santa Barbara may determine not to vote proxies in respect of securities of any issuer if it determines that it would be in the clients’ overall best interests not to vote under the circumstances, such as when the cost of voting exceeds the expected benefit. For example, to the extent that Santa Barbara receives proxies for securities that are transferred into a client’s portfolio that were not recommended or selected by Santa Barbara and are sold or expected to be sold promptly in an orderly manner (“legacy securities”), Santa Barbara may refrain from voting such proxies. In such circumstances, since legacy securities are expected to be sold promptly, voting proxies on such securities may not further Santa Barbara’s interest in maximizing the value of client investments. Santa Barbara may consider a client’s special request to vote a legacy security proxy, and if agreed would vote such proxy in accordance with the Guidelines. Santa Barbara may determine not to vote securities where the voting would require the transfer of the security to another custodian designated by the issuer. Such transfer is generally outside the scope of Santa Barbara’s authority and may result in significant operational limitations on Santa Barbara’s ability to conduct transactions relating to the security during the period of the transfer. From time to time situations may arise (operational or other) that may prevent Santa Barbara from voting proxies after reasonable attempts have been made.

TWIN

TWIN endeavors to vote proxies consistent with the best economic interests of its clients. TWIN maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about TWIN’s proxy policies and practices. TWIN’s policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

TWIN will at all times have a professional staff member appointed as its Proxy Officer. The Proxy Officer is responsible for the administration of TWIN’s proxy voting program.

TWIN has retained Glass Lewis to provide proxy-related services to TWIN, including research, analysis and voting recommendations as well as reporting, auditing and assistance for the handling of proxy voting responsibilities. TWIN generally follows the Glass Lewis recommendation. Glass Lewis forwards the vote record to Broadridge Financial Services to process. TWIN has the right to direct that proxies be voted in a manner different from that recommended by Glass Lewis. However, when in the best judgment of TWIN its interests conflict with the interests of client, TWIN will follow the recommendation of Glass Lewis.

Guggenheim
Guggenheim has adopted Proxy Voting Policies and Procedures (“Proxy Policies”) to guide how  it votes proxies held in the accounts of its clients.

Generally, Guggenheim will vote proxies in accordance with certain guidelines found in the Proxy Policies (the “Guidelines”), which may be changed or supplemented from time to time. The Guidelines cover such agenda items as the election of directors, ratification of auditors, management and director compensation, anti-takeover mechanisms, mergers and corporate restructuring, and social and corporate policy issues.

Guggenheim portfolio managers in conjunction with the Director of Operations (or his or her designee) shall be responsible for evaluating and voting proxies in accordance with the Guidelines. Voting decisions not covered by these Guidelines will be made in accordance with other provisions of the Proxy Policies or as may be deemed reasonably appropriate by senior management of Guggenheim.

Guggenheim may occasionally be subject to conflicts of interest in the voting of proxies. Accordingly, it has adopted procedures to identify potential conflicts and to ensure that the vote made is in the best interest of the Balanced Fund. These procedures include: (i) on an annual basis, the Guggenheim portfolio manager(s), Director of Operations and Compliance Department will take reasonable steps to evaluate the nature of Guggenheim employees’ material business and personal relationships (and those of the its affiliates) with any company whose securities are held in client accounts and any client that has sponsored or has material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the Guggenheim Compliance Department any potential conflict that they are aware of (including personal relationships); (iii) prohibiting employees involved in the decision making process or vote administration from revealing how Guggenheim intends to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interest exists, reviewing the proposed vote by applying a series of objective tests and, where necessary, considering the views of a third party research service to ensure that Guggenheim’s voting decision is consistent with its clients’ best interests.

Guggenheim may not vote proxies in certain circumstances, including situations where: (i) the securities being voted are no longer held by the client; (ii) the proxy and other relevant materials are not received in sufficient time to allow adequate analysis or an informed vote by the voting deadline; or (iii) Guggenheim concludes that the cost of voting the proxy is likely to exceed the expected benefit to the client.